     As filed with the Securities and Exchange Commission on April 25, 2008.

                                                Registration File No. 333-148419
                                                              File No. 811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [x]

                      PRE-EFFECTIVE AMENDMENT NO. ___               [ ]
                      POST-EFFECTIVE AMENDMENT NO. 1                [x]
                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                        [ ]

                                AMENDMENT NO. 14                    [x]
                       (Check appropriate box or boxes.)

                   CUNA Mutual Variable Life Insurance Account
                           (Exact name of registrant)

                          CUNA MUTUAL INSURANCE SOCIETY
                               (Name of depositor)
                                2000 Heritage Way
                            Waverly, Iowa 50677-9202
              (Address of depositor's principal executive offices)
        Depositor's Telephone Number, including Area Code: (319) 352-4090

           Pamela M. Krill, Esq.                        Copy to:
       CUNA Mutual Insurance Society             Stephen E. Roth, Esq.
          5910 Mineral Point Road           Sutherland Asbill & Brennan LLP
         Madison, Wisconsin 53705            1275 Pennsylvania Avenue, N.W.
  (Name and address of agent for service)      Washington, DC 20004-2415

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.
[x] on May 1, 2008 pursuant to paragraph (b) of Rule 485.
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.
[ ] on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS                                                           MAY 1, 2008


                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                    ISSUED BY

                          CUNA MUTUAL INSURANCE SOCIETY
                                     THROUGH
                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

This prospectus describes the MEMBERS Variable Universal Life flexible premium variable life insurance policy ("Policy") issued by CUNA Mutual Insurance Society through CUNA Mutual Variable Life Insurance Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the Insured.

This prospectus provides information that a prospective Owner should know before investing. You should keep this prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Accumulated Values to:

     - Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

     - An Interest Bearing Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds available through the Separate Account accompanies this prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:

     -    Ultra Series Fund
             Money Market Fund
             Bond Fund
             Diversified Income Fund
             Large Cap Value Fund
             Large Cap Growth Fund
             Mid  Cap Growth Fund

     -    T. Rowe Price International Series, Inc.
             T. Rowe Price International Stock Portfolio

An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

PLEASE REFER TO THE "SUMMARY OF POLICY BENEFITS AND RISKS" SECTION OF THIS PROSPECTUS THAT DESCRIBES CERTAIN RISKS ASSOCIATED WITH INVESTING IN A POLICY.

--------------------------------------------------------------------------------
  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS
     POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Summary of Policy Benefits and Risks ......................................    1
Benefits Summary ..........................................................    1
Risk Summary ..............................................................    3
Fee Tables ................................................................    6
CUNA Mutual Insurance Society .............................................   11
The Separate Account and the Funds ........................................   11
     Ultra Series Fund ....................................................   11
     T. Rowe Price International Series, Inc. .............................   12
The Policy ................................................................   13
     Applying for a Policy ................................................   13
     Flexibility of Premiums ..............................................   13
     Allocation of Net Premiums ...........................................   14
     Lapse ................................................................   14
     Reinstatement ........................................................   14
     Premiums to Prevent Lapse ............................................   15
     Death Proceeds .......................................................   15
     Change of Death Benefit Options ......................................   16
     Accelerated Benefit Option ...........................................   17
     Change of Specified Amount ...........................................   17
     Policy Values ........................................................   18
     Transfer of Values ...................................................   19
     Telephone and Facsimile Transfers ....................................   20
     Change of Allocations ................................................   22
     Dollar-Cost Averaging ................................................   22
     Surrender and Partial Withdrawals ....................................   22
     Maturity .............................................................   23
     Payment of Proceeds/Settlement Options ...............................   23
     Suspension of Payments ...............................................   24
     Policy Loans .........................................................   24
Charges and Deductions ....................................................   25
     Premium Expense Charge ...............................................   25
     Monthly Deduction ....................................................   25
     Cost of Insurance ....................................................   26
     Monthly Policy Fee ...................................................   26
     Monthly Administrative Fee ...........................................   26
     Cost of Additional Benefits ..........................................   27
     Mortality and Expense Risk Charge ....................................   27
     Contingent Deferred Sales and Administrative Charges .................   27
     Partial Withdrawal Fee ...............................................   29
     Transfer Fee .........................................................   29
     Federal and State Income Taxes .......................................   29
     Duplicate Policy Charge ..............................................   29
     Change of Specified Amount Charge ....................................   29
     Fund Expenses ........................................................   29
     Additional Information ...............................................   29
Other Policy Benefits and Provisions ......................................   29
     Conditions for Policy Issue ..........................................   29
     Issue Date ...........................................................   29
     Owner, Beneficiary ...................................................   30
     Right-to-Examine Period ..............................................   30
     Exchange of Policy ...................................................   30
     Paid-up Insurance ....................................................   31
     Transfer of Ownership ................................................   31
     Addition, Deletion, or
        Substitution of Investments .......................................   31
     Voting Rights ........................................................   32
Distribution of Policies ..................................................   33
     Compensation Arrangements for CUNA Brokerage and Its Sales
        Personnel..........................................................   33
     Compensation Arrangements for Selling Firms and Their Sales
        Personnel .........................................................   33
     Source of Compensation ...............................................   34
Riders and Endorsements ...................................................   34
Federal Income Tax Considerations .........................................   35
Financial Statements ......................................................   40
Glossary ..................................................................   41
STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS .........................................................   44


                                       (i)

SUMMARY OF POLICY BENEFITS AND RISKS

This summary describes important benefits and risks of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

                                BENEFITS SUMMARY

GENERAL BENEFITS OF THE POLICY

Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides an Accumulated Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Accumulated Value to the Subaccounts. The amount and duration of life insurance protection and of Accumulated Value and Cash Value varies with the investment experience of the Accumulated Value you place in the Subaccounts.

As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

PREMIUMS

The Policy requires an initial premium. The amount of your Policy's Specified Amount determines the amount of your initial premium. After you make the initial premium, you can pay subsequent premiums at any time while your Policy is In Force. The Company reserves the right to refuse any premium payment that is less than $25. The Company also reserves the right to refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the Premium.

     - The Policy provides for a planned annual premium. You are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. (If you do skip a premium, you may increase the likelihood that your Policy will Lapse.) We may reject any premiums after the Insured reaches Attained Age 95.

     - MINIMUM DEATH BENEFIT GUARANTEE. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date the Policy will not Lapse during those years. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by 0.60, and is stated on the specifications page of the Policy.

     - NO-LAPSE GUARANTEE. If at all times during the first three Policy years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-Lapse guarantee is voided.

          In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

DEATH BENEFIT OPTIONS

- You must choose between two death benefit options under the Policy. Your selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Proceeds are equal to:

                    -    the Face Amount on the date of death; plus

                    -    any premiums received after the date of death; minus

                    -    Policy indebtedness

     -    The Face Amount differs under the two death benefit options:

          -    The Face Amount under OPTION 1 is the           -    The Face Amount UNDER OPTION 2 is
               greater of:                                          the greater of:

               -    the Specified Amount; or                   -    the Specified Amount plus the
                                                                    Policy's Accumulated Value on the
               -    the Accumulated Value on the date of            date of death; or
                    death multiplied by the Death Benefit
                    Ratio.                                     -    the Accumulated Value on the date
                                                                    of death multiplied by the Death
                                                                    Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B in the statement of additional information. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

You may select the Specified Amount, which the Company will normally require be at least $50,000 ($10,000 for Issue Ages 65 and over). You also may increase or decrease the Specified Amount; however, we reserve the right to require that the Specified Amount after any decrease be at least the minimum Specified Amount necessary to issue a new policy.

CANCELLATION, SURRENDER AND PARTIAL WITHDRAWALS

CANCELLATION: Once we issue your Policy, the Right-to-Examine Period begins. You may return the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period.

SURRENDER: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Net Cash Value.

     -    Federal income taxes and a penalty tax may apply to surrenders.

PARTIAL WITHDRAWALS: You may withdraw part of the net Cash Value using a Written Request, subject to the following rules.

     - Federal income taxes and a penalty tax may apply to partial withdrawals;

     - A partial withdrawal reduces the death benefit by at least the amount withdrawn;

     - Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either death benefit option 1 or death benefit option 2, a partial withdrawal will reduce both the Accumulated Value and the Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under death benefit option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial withdrawal under death benefit option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

     - We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

TRANSFERS

Each Policy year, you may make:

     - Accumulated Value transfers from the Subaccounts to other Subaccounts and to the Interest Bearing Account at any time; and

     - Accumulated Value transfers from the Interest Bearing Account only during the 30 day period beginning on and immediately following the Policy Anniversary.

A transfer from the Interest Bearing Account may be limited to 25% of Interest Bearing Account. We may deduct a charge of $20 per transfer after the fourth transfer in a Policy year. We currently waive this restriction. Transfer privileges are subject to restriction based on the company's Market Timing and Frequent Trading policies.

LOANS

- Subject to certain conditions, you may borrow money from us using the Accumulated Value of your Policy as collateral. Loans may have tax consequences.

- To secure the loan, we transfer an amount of your Accumulated Value equal to the loan from the Subaccounts and Interest Bearing Account to the Loan Account, until the loan is repaid.

- Accumulated Value in the Loan Account earns interest at the guaranteed minimum rate of 4% per year.

- We charge you an interest rate of 8% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy year. The interest rate charged on Loans is subject to change by the Company.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums.

- Outstanding loans and accrued interest are deducted from the death benefit to arrive at the Death Proceeds (the amount payable to the Beneficiary upon the Insured's death).

                                  RISK SUMMARY

INVESTMENT RISK

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Accumulated Value will decrease. If you allocate Net Premiums or transfer Accumulated Value to the Interest Bearing Account, we credit your Accumulated Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Because we continue to deduct charges from Accumulated Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy's Cash Value may fall to zero. In that case, the Policy may Lapse. WE DO NOT GUARANTEE ANY ACCUMULATED VALUE YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Accumulated Value, through partial withdrawals and loans.

HARMFUL TRADING RISK

Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners invested in the Subaccounts, not just those making the transfers. In addition, because other insurance companies and/or retirement plans may invest in the Funds, the risk exists that the portfolios may suffer harm from frequent, large or short-term transfers among the subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

RISK OF LAPSE

Certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient premium payment to keep your Policy In Force:

     - If your Policy's Accumulated Value on a Monthly Day is too low to cover the Monthly Deduction, and the minimum death benefit guarantee and the no-Lapse guarantee are not in effect, then the Policy will enter a 61-day grace period. If the Policy enters the grace period, the Company will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed.

     - Whenever your Policy enters a grace period if you do not make a sufficient premium payment before the grace period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. To avoid the Policy Lapsing at the end of the grace period, the Owner must: (1) pay Net Premium in an amount sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interested due during the grade period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, pay either the above amount or the amount needed to qualify for the no-Lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-Lapse guarantee.

DEFERRED SALES CHARGE RISKS

Deferred sales charges play a role in determining whether your Policy will Lapse. The deferred sales charges under this Policy are significant, especially in the early Policy years. It is likely that you will receive no Cash Value if you surrender your Policy in the first few Policy years. You should purchase this Policy only if you have the financial ability to keep it In Force at the initial Specified Amount for a substantial period of time. You should not purchase this Policy if you intend to surrender all or part of the Cash Value in the near future. This Policy is designed to meet long-term financial goals. THIS POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not surrender your Policy, deferred sales charges may still help determine whether your Policy will Lapse. Cash Value (that is, Accumulated Value minus any Deferred Charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a grace period, and possibly Lapse. A SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

TAX RISKS

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We anticipate that the Policy will generally be deemed a life insurance contract under federal income tax law, so that the Death Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy.

Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

PARTIAL WITHDRAWAL RISKS

The Policy permits you to make a partial withdrawal, as long as the Specified Amount remaining after such withdrawal would not be less than $40,000 ($8,000 for issue ages 65 and over). A partial withdrawal reduces the Accumulated Value and Cash Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the minimum death benefit guarantee or the no-Lapse guarantee will not remain in effect.
A PARTIAL WITHDRAWAL ALSO MAY HAVE ADVERSE TAX CONSEQUENCES.

A partial withdrawal reduces the death benefit. If you selected the level death benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable death benefit (Option 2), then when you make a partial withdrawal, the death benefit is reduced because the Accumulated Value is reduced.

Currently there are no limitations on partial withdrawals; however, the Company reserves the right to limit the number of partial withdrawals to two per Policy Year.

LOAN RISKS

A Policy loan, whether or not repaid, affects Accumulated Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Interest Bearing Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Interest Bearing Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Interest Bearing Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Interest Bearing Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate of 8.0%, compounded annually. A loan may have adverse tax consequences.

Policy Indebtedness reduces the Death Proceeds and net Cash Value by the amount of such indebtedness. As with partial withdrawals, loans reduce the Net Cash Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the minimum death benefit guarantee or the no-Lapse guarantee would not remain in effect.

FUND RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Fund's prospectus for more information.

                                   FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Value among the Subaccounts and the Interest Bearing Account.

                                TRANSACTION FEES


                                                                             AMOUNT DEDUCTED
                                 WHEN CHARGE IS      ------------------------------------------------------------
          CHARGE                    DEDUCTED           MAXIMUM GUARANTEED CHARGE           CURRENT CHARGE
----------------------------  ---------------------  -----------------------------  -----------------------------
PREMIUM EXPENSE CHARGE        Upon receipt of each       0-3.5% of each premium        0-3.5% of each premium
(Taxes)                          premium payment       payment, depending on the      payment, depending on the
                                                      Insured's state of residence  Insured's state of residence

                                Upon surrender or
                                Lapse during the
SURRENDER CHARGE (DEFERRED       first 9 Policy
SALES AND ADMINISTRATIVE      Years, or during the    $0.87 - $42.31 per $1,000 of  $0.87 - $42.31 per $1,000 of
CHARGE) (1)                   first 9 Policy Years    Specified Amount during the    Specified Amount during the
(Minimum and Maximum Charge)      following an       first Policy Year(2)               first Policy Year(2)
                                   increase in
                                Specified Amount

                                Upon surrender or
                                Lapse during the
    Charge for a male            first 9 Policy
    Insured, Attained Age     Years, or during the        $9.87 per $1,000 of            $9.87 per $1,000 of
    40, in the non-smoker     first 9 Policy Years          Specified Amount              Specified Amount
    rating class.                 following an
                                   increase in
                                Specified Amount

                                 At the time the
ACCELERATED DEATH BENEFIT       Accelerated Death                 $300                          $300
OPTION                           Benefit is paid

                                                         The lesser of: $25 per        The lesser of: $25 per
PARTIAL WITHDRAWAL FEE            Upon partial          withdrawal, or 2% of the      withdrawal, or 2% of the
                                   withdrawal               amount withdrawn              amount withdrawn


----------
(1) The deferred sales and administrative charge varies based on the Insured's Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). The charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the charges for your Policy, and more detailed information concerning your charges is available on request from our Home Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the death benefit option, Specified Amount, planned premium, and riders you select.

(2) The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.

                                TRANSACTION FEES

                                                                             AMOUNT DEDUCTED
                                 WHEN CHARGE IS      ------------------------------------------------------------
          CHARGE                    DEDUCTED           MAXIMUM GUARANTEED CHARGE           CURRENT CHARGE
----------------------------  ---------------------  -----------------------------  -----------------------------
                                                     $50 for each Specified Amount  $50 for each Specified Amount
SPECIFIED AMOUNT INCREASE       Upon increase in     increase after the first in a  increase after the first in a
CHARGE                        Specified Amount(3)             Policy Year                    Policy Year

                               Upon every transfer
                              other than the first
TRANSFER FEE                   four transfers in a                $20                           None
                                   Policy Year

                              Upon exercise during
EXECUTIVE BENEFITS PLAN        the first 2 Policy                 $150                          None
ENDORSEMENT                           Years

DUPLICATE POLICY FEE           Upon request for a                 $30                            $30
                                duplicate Policy

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                                                      ANNUAL AMOUNT DEDUCTED
                                 WHEN CHARGE IS      ------------------------------------------------------------
         CHARGE                     DEDUCTED           MAXIMUM GUARANTEED CHARGE           CURRENT CHARGE
----------------------------  ---------------------  -----------------------------  -----------------------------
POLICY FEE                    On Policy Issue Date              $72(4,5)                       $72(4,5)
                                and Monthly Days

                              On Policy Issue Date
                                 and monthly on      $0.45 per $1,000 of Specified  $0.45 per $1,000 of Specified
ADMINISTRATIVE CHARGE          Monthly Day, during              Amount(5)                      Amount (5)
                               Policy Years 1 - 10

COST OF INSURANCE(6)          On Policy Issue Date   $0.68 - $311.27 per $1,000 of  $0.48 - $178.37 per $1,000 of
(Minimum and Maximum Charge)    and Monthly Days         Net Amount at Risk(5)           Net Amount at Risk(5)

----------
(3) We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

(4)  $36.00 for Issue Ages 0-19.

(5) The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.

(6) Cost of Insurance varies based on the Insured's Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The Cost of Insurance shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the guaranteed Cost of Insurance charge for your Policy. More detailed information concerning your Cost of Insurance is available on request from the Company's Home Office. Also, before you purchase the Policy, the company will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the death benefit option, Specified Amount, planned premium, and riders you select.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                      ANNUAL AMOUNT DEDUCTED
                                 WHEN CHARGE IS      ------------------------------------------------------------
         CHARGE                     DEDUCTED           MAXIMUM GUARANTEED CHARGE           CURRENT CHARGE
----------------------------  ---------------------  -----------------------------  -----------------------------
     Charge for a male        On Policy Issue Date     $2.38 per $1,000 of Net      $2.38 per $1,000 of Net Amount
     Insured, Attained Age      and Monthly Days          Amount of Risk(8)                   of Risk(8)
     40 in the non-smoker
     rating class.

MORTALITY AND EXPENSE RISK           Daily             0.90% of Variable Account      0.90% of Variable Account
CHARGE                                                           Value                          Value

                              On Policy Anniversary
LOAN INTEREST SPREAD              or earlier as                 4.00%                          2.00%
                                  applicable(7)

RIDER CHARGES:(9)

Accidental Death Benefit       On Policy Issue Date   $0.46 - $1.86 per $1,000 of    $0.46 - $1.86 per $1,000 of
Rider                            and Monthly Days     Accidental Death Benefit(8)     Accidental Death Benefit(8)
(Minimum and Maximum Charge)


----------
(7) Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender, or the Insured's death. The loan interest spread is the difference between the rate of interest the company charges you for a loan and the amount of interest credits to your Loan Account.

(8) The annual amount is shown 1/12th of this amount is deducted on each Monthly Day.

(9) Charges for the Accidental Death Benefit Rider, Children's Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, Term Insurance Rider, Disability Waiver of Monthly Deduction Rider, and Disability Waiver of Monthly Deduction and Premium Rider vary based on the Insured's Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges for your Policy, and more detailed information concerning these rider charges is available on request from the Company's Home Office. Also, before you purchase the Policy, the Company will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the death benefit option, Specified Amount, planned premium, and riders that you select.

   Charge for a male
   Insured, Attained Age
   36 in the non-smoker       On Policy Issue Date   $0.71 per $1,000 of Accidental   $0.71 per $1,000 of Accidental
   rating class.                and Monthly Days           Death Benefit(10)                Death Benefit(10)

Children's Insurance          On Policy Issue Date   $9.00 per Unit of coverage(10)   $9.00 per Unit of coverage(10)
Rider                             Monthly Days

Guaranteed Insurability
Rider                         On Policy Issue Date     $0.87 - $2.07 per $1,000 of        $0.87 - $2.07 per $1,000
(Minimum and Maximum Charge)    and Monthly Days              coverage(10)                     of coverage(10)

   Charge for a male
   Insured, Issue Age 6,
   in the standard rating     On Policy Issue Date         $1.00 per $1,000 of               $1.00 per $1,000 of
   class                          Monthly Days                coverage(10)                      coverage(10)

Automatic Increase Rider
                              On Policy Issue Date     $0.25 - $0.50 per $1,000 of       $0.25 - $0.50 per $1,000 of
                                and Monthly Days           annual increase(10)              annual increase(10)
(Minimum and Maximum Charge)

   Charge for a male
   non-smoker issue           On Policy Issue Date      $0.50 per $1,000 of annual       $0.50 per $1,000 of annual
   age 31                       and Monthly Days              increase(10)                      increase(10)

Other Insured Rider
                              On Policy Issue Date    $0.68 - $311.27 per $1,000 of    $0.48 - $178.37 per $1,000 of
(Minimum and Maximum Charge)    and Monthly Days     Net Amount at Risk plus $20(10)  Net Amount at Risk plus $20(10)

   Charge for a female
   Insured, Attained Age
   36, in the non-smoker      On Policy Issue Date    $1.61 per $1,000 Net Amount at   $1.53 per $1,000 Net Amount at
   rating class                 and Monthly Days            Risk plus $20(10)                Risk plus $20(10)

Term Insurance Rider
                              On Policy Issue Date    $0.06 - $83.33 per $1,000 of      $0.06 - $83.33 per $1,000 of
(Minimum and Maximum Charge)    and Monthly Days              coverage(10)                      coverage(10)

   Charge for a male
   Insured, Attained Age
   41, in the non-smoker      On Policy Issue Date    $2.56 per $1,000 of Net Amount         $1.52 per $1,000 of
   rating class                 and Monthly Days               at Risk(10)                      coverage(10)


----------
(10) The annual amount is shown 1/12th of this amount is deducted on each Monthly Day.

Disability Waiver of Monthly
Deductions Rider

                              On Policy Issue Date      2.20% - 24.20% of Monthly        2.20% - 24.20% of Monthly
   (Minimum and Maximum         and Monthly Days             Deductions(11)                    Deductions(11)
   Charge)

   Charge for a male
   Insured, Attained Age
   34, in the non-smoker      On Policy Issue Date   4.5% of Monthly Deductions(11)    4.5% of Monthly Deductions(11)
   rating class                 and Monthly Days

Disability Waiver of Premium
and Monthly Deductions Rider  On Policy Issue Date      2.20% - 24.20% of Monthly        2.20% - 24.20% of Monthly
                                and Monthly Days     Deductions and 2.2% to 12.2% of  Deductions and 2.2% to 12.2% of
   (Minimum and Maximum                                   premium to be waived              premium to be waived
   Charge)

   Charge for a male
   Insured, Attained Age
   34, in the non-smoker      On Policy Issue Date   4.5% of Monthly Deductions and    4.5% of Monthly Deductions and
   rating class                 and Monthly Days      2.25% of premium to be waived    2.25% of premium to be waived


----------
(11) The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.


The next table describes the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The following table describes the minimum and maximum fees and expenses (before and waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2007.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                       MINIMUM   MAXIMUM
                                       -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES    0.46%     1.05%

In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required it implement a Fund's redemption fee. The redemption fee will be assessed against your Accumulated Value. For more information, please see each Fund's prospectus.

CUNA MUTUAL INSURANCE SOCIETY


CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. Effective January 1, 2008, CUNA Mutual Life Insurance Company merged into CUNA Mutual Insurance Society.


The Company is one of the world's largest direct underwriters of credit life and disability insurance, and is a major provider of qualified pension products to credit unions. Further, the Company offers fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation also owns CUNA Brokerage Services, Inc. The Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors, Inc. (the investment adviser to the Ultra Series Fund).


As of December 31, 2007, the Company had approximately $15.2 billion in assets and more than $75.7 billion of life insurance in force.





THE SEPARATE ACCOUNT AND THE FUNDS




We established the Separate Account on August 16, 1983. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We have the right to transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment experience of the Separate Account or of any Subaccount. Accumulated Value varies daily with the value of the assets under the Separate Account. The Death Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Proceeds payable upon the death of the Insured exceed the Accumulated Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.

ULTRA SERIES FUND

MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Wellington Management Company, LLP serves as the investment subadviser for the Mid Cap Growth Fund. Shares of the Ultra Series Fund also are offered to CUNA Mutual Group affiliated separate accounts and qualified retirement plans.

MONEY MARKET FUND. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity.

BOND FUND. This Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

DIVERSIFIED INCOME FUND. This Fund seeks a high total return through the combination of income and capital appreciation.

LARGE CAP VALUE FUND . This Fund seeks long-term growth of capital with income as a secondary consideration.

LARGE CAP GROWTH FUND. This Fund seeks long-term capital appreciation.

MID CAP GROWTH FUND. This Fund seeks long-term capital appreciation.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International, Inc. serves as the investment adviser to the T. Rowe Price International Stock Portfolio.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO. This Fund seeks long-term growth of capital.

MORE INFORMATION ABOUT THE FUNDS

In addition to the Separate Account, the Funds, other than those of Ultra Series Fund, may sell shares to separate accounts of other insurance companies to support variable annuity contracts and variable life insurance policies, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUNDS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even if the other Fund has the same investment adviser or manager, the same investment objectives and policies, and a very similar name. Please note that during extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.

To reduce service expenses, the Company intends to send only one copy of its reports per household regardless of the number of Owners at the household. However, any Owner may obtain additional reports upon request to the Company.

The Company has entered into agreements with the investment advisers of several of the Funds under which the investment adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other separate accounts of the Company) in the Funds managed by that adviser. These percentages differ, and some advisers may pay the Company more than others. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

THE INTEREST BEARING ACCOUNT


The Interest Bearing Account is part of the Company's general account. We use general account assets to support our insurance and annuity obligations other than those funded by various separate accounts. The Interest Bearing Account is not subject to the same laws as the Separate Account and the SEC has not reviewed material in this prospectus relating to the Interest Bearing Account. However, information relating to the Interest Bearing Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure. Subject to applicable law, we have sole discretion over investment of the Interest Bearing Account's assets. We bear the full investment risk for all assets contributed to the Interest Bearing Account. The Company guarantees that all Accumulated Value allocated to the Interest Bearing Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Interest Bearing Account is not available in New Jersey.


THE POLICY

APPLYING FOR A POLICY


To purchase a Policy, you must complete an application and submit it to an authorized registered representative. There may be delays in the Company's receipt of application that are outside of its control because of the failure of the Mailing Agent to forward the application to the Company promptly, or because of delays in determining that the Policy is suitable for you. You must also pay an initial premium, as further described below, while the Insured is alive, on or before the Issue Date. All premiums after the initial premium must be sent to the Mailing Agent.


Please note that certain provisions of your Policy may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. Contact the Home Office or see your Policy for specific variations since any such variations will be included in your Policy or in riders or endorsements attached to your Policy.

FLEXIBILITY OF PREMIUMS

The Policy provides for a schedule of planned annual premiums determined by you. You are not required, however, to pay premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the initial premium at any time while the Policy is In Force.

If you want the no-Lapse guarantee to be in effect, you must make planned annual premium payments in an amount that, if paid each year for the first three Policy years, will keep the no-Lapse guarantee in effect. The specifications page of your Policy indicates the minimum premium. If you want the minimum death benefit guarantee to be in effect so that the Policy will not Lapse during the later of the Insured's Attained Age 65 or 10 years from the Issue Date, you must pay the Target Premium until the later of Attained Age 65 or 10 years from the Issue Date. The Target Premium is generally determined by dividing the minimum premium by .60, and is shown on the specifications page of your Policy.

If you do not choose to utilize the no-Lapse guarantee or minimum death benefit guarantee, the initial premium is at least one-twelfth (1/12) of the minimum premium. The minimum premium is the minimum annual amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect for that time. The minimum initial premium for your Policy is shown on the Policy's data page.

We reserve the right to refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We reserve the right to refuse any Premium or part of a Premium that would increase the Face Amount by more than the amount of the Net Premium.

ALLOCATION OF NET PREMIUMS


You determine what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. The minimum allocation is 1% of any Net Premium using whole percentages. If the initial premium is received before we issue the Policy, it is held in the company's General Account until the Issue Date. On the first Valuation Day following the Record Date, the Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocations are changed by the Owner.


LAPSE

Unless the No-Lapse Guarantee is in effect (see "Premiums to Prevent Lapse" below), if your Net Cash Value on any Monthly Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a grace period has begun under the Policy. The grace period will end 61 days after the date on which the company must receive the payment. If sufficient Net Premium is not paid during the grace period, the Policy will Lapse without value. The Net Premium required to terminate the grace period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the grace period. If the Insured dies during the grace period, unpaid Monthly Deductions and any outstanding loan balance will be deducted from the Death Proceeds.

REINSTATEMENT

You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

     - The Owner makes a Written Request to reinstate the Policy within five years after the Lapse.

     -    The Insured meets the Company's insurability requirements.

     - The Owner pays Net Premiums in an amount sufficient to increase the Net Cash Value to zero by the end of the grace period plus the anticipated amount of three monthly deductions and any loan interest due.

     - If Lapse occurs during the twelve months following the Issue Date or a Specified Amount increase, you pay an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.

     - You pay the amount of or reinstate any loan outstanding as of the date of Lapse.

A reinstatement becomes effective only after we approve it. The Company will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charge on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred. Cost of Insurance rates following reinstatement, if approved, will be based upon the risk classification of the reinstated policy.

PREMIUMS TO PREVENT LAPSE

If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.

     a. NO-LAPSE GUARANTEE: If at all times during the first three Policy years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been in Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-Lapse guarantee is recalculated.

          In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the monthly deduction the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.


     b. MINIMUM DEATH BENEFIT GUARANTEE: The minimum death benefit guarantee provides that the Company will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial withdrawals and Policy loans, is at least equal to the monthly Target Premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will remain In force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly Target Premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.


          The Target Premium will be increased or decreased, as appropriate, when you request to increase or decrease in the Specified Amount, change the death benefit option, or add or delete riders.

          If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. We will mail you notice of this loss, after which you will have 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60 day grace period, the minimum death benefit guarantee cannot be reinstated.

          Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the monthly deduction during those first nine Policy years. During those years, any Monthly Deduction remaining after amounts in the deferred Charges Account have been exhausted will be waived. In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived.

DEATH PROCEEDS


Payment of Death Proceeds. When we receive satisfactory, written proof of the Insured's death by the Mailing Agent, we will pay the Death Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Proceeds to you, the owner, if living, or to your estate. The Company waits to receive all instructions before executing the Death Proceeds.

We will pay Death Proceeds payable to your estate in one sum. We will pay Death Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Proceeds due may only be applied under settlement options we consent to.

We pay interest on single sum Death Proceeds from the date we receive proof of death (or from the date of the Insured's death, if required by law), until the date of payment. Interest is paid at an annual rate that we determine.

During the Insured's lifetime, you may elect a settlement option for the payment of the Death Proceeds. To make such an election, we must receive the written consent of all Irrevocable Beneficiaries and assignees. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two death benefit options. Your selection will affect the death benefit, the Monthly Deduction, and the Accumulated Value. Under either option, Death Proceeds are equal to the Face Amount on the date of death, plus any premiums received after the date of death, minus Indebtedness.

However, the Face Amount differs under the two Death Benefit Options. The Face Amount under OPTION 1 is the greater of (a) the Specified Amount, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. The Face Amount under OPTION 2 is the greater of (a) the Specified Amount plus the Policy's Accumulated Value on the date of death, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B of the statement of additional information. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

CHANGE OF DEATH BENEFIT OPTION

You may change the Death Benefit Option at any time by Written Request. Changing the Death Benefit Option may have tax consequences. A change becomes effective as of the first Monthly Processing Day after the Company receives a Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The Written Consent of all assignees and irrevocable beneficiaries must be obtained prior to the change. We reserve the right to require evidence of insurability.

If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy Value as of the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect how the Death Benefit is determined from that point on. The Death Benefit will vary with Policy Value from that point on, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies. We reserve the right to decline a change from Death Benefit Option 2 if the resulting Specified Amount would be less than the minimum Specified Amount necessary to issue a new policy.

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy Value as the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect the determination of the Death Benefit from that point on. The Death Benefit as of the date of the change becomes the new Specified Amount and remains at that level, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased Death Benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.

A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy Value under option 1, but is constant under option 2, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

ACCELERATED BENEFIT OPTION

If you elect to receive an accelerated payment of the Death Benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy's eligible Death Benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. The eligible Death Benefit is the Death Benefit calculated without including Accumulated Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the Death Benefit and deduct interest on the amount paid. As a result, the Death Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:

     1)   be In Force other than as extended term insurance; and


     2) have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received by the Mailing Agent.


The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.

CHANGE OF SPECIFIED AMOUNT

A Written Request is needed to change the Specified Amount. Changing the Specified Amount is currently allowed at any time. We reserve the right to discontinue our current practice of allowing a change in Specified Amount during the first Policy Year. Changing the Specified Amount may have tax consequences. If more than one increase is requested in a Policy year, we may charge $50 for each increase after the first. Changes are subject to the following conditions.


Decreases. We reserve the right to require that the Specified Amount after any decrease be at least the minimum Specified Amount necessary to issue a new Policy. The decrease is effective as of the Monthly Processing Day coincident with or next following the day the request is received by the Mailing Agent. The effective date of the decrease will be shown on an endorsement to the Policy. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced Deferred Charges.


Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The increase is effective as of the first Monthly Processing Day after the Company receives the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

Because the Deferred Charges are a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Deferred Charge. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Deferred Charges, an increase resulting from a change in death benefit death option 2 to option 1 does not result in an increase in the Administrative Charge.

We reserve the right to require for a Specified Amount increase, the payment of additional premiums in an amount equal to the initial premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a Cost of Insurance rate different than the Cost of Insurance rate charged on the original Specified Amount.

POLICY VALUES

Accumulated Value. The Accumulated Value is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of the Company's General Account into which is transferred an amount equal to any Policy loans. The Deferred Charges Account is part of the Company's General Account in which Policy values are held in support of the deferred sales and administrative charges.

Accumulated Value increases whenever:

     -    Investment gains occur in any Subaccount.

     - Interest is credited to the Policy for amounts held in the Interest Bearing Account.

     - Interest is credited to the Policy for any loan amounts held in the Loan Account.

     -    Additional Net Premiums are paid.

     -    Policy dividends are paid into the Subaccounts or Interest Bearing
          Account.

Accumulated Value decreases whenever:

     -    Investment losses occur in any Subaccount.

     -    Monthly Deduction or service fees are paid.

     -    A partial withdrawal is made.

     -    Net Cash Value is reduced by the amount of the transfer charge.

Accumulated Value is unaffected when:

     -    A Policy loan is either disbursed or repaid.

     - Accumulated Value is transferred between any Subaccount or Interest Bearing Account and the Loan Account, between Subaccounts or between the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

Accumulated Value is determined as of the end of each Valuation Period by adding the value attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account.

Accumulated Value in an Interest Bearing Account. As of the end of any Valuation Period, a Policy's value in the Interest Bearing Account is equal to:

     -    aggregate Net Premium allocated to the Interest Bearing Account; plus

     -    Accumulated Value transferred to the Interest Bearing Account; plus

     -    interest credited to the Interest Bearing Account; minus

     - any partial withdrawals (including any applicable surrender charges deducted); minus

     - any transfers of Accumulated Value from the Interest Bearing Account (including any transfer fees); minus

     - the aggregated portion of monthly deductions made from the Interest Bearing Account; less

     - the Interest Bearing Account's portion of any Increase of Specified Amount Charge.

Accumulated Value in the Subaccounts. Accumulated Value in a Subaccount reflects the investment experience of that Subaccount and the Accumulated Value in all Subaccounts reflects the weighted investment experience of those Subaccounts.

The Accumulated Value in any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Accumulated Value in the Subaccount is equal to that part of any Net Premium allocated to and any Accumulated Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Accumulated Value (including any transfer fees) from the Subaccount during the Valuation Period. Net Premiums allocated to a Subaccount and Accumulated Value transferred to a Subaccount are converted into Units. For each such allocation or transfer, the number of Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount's Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Accumulated Value transferred to a Subaccount increases the number of the Subaccount's Units credited to the Policy as of the end of the Valuation Period for which they are credited.

Certain events reduce the number of Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Accumulated Value from a Subaccount result in the cancellation of an appropriate number of Units of that Subaccount, as do:
(1) surrender of the Policy, (2) payment of the Death Proceeds, and (3) the deduction of that Subaccount's share of the monthly deduction or any applicable Increase of Specified Amount Charge. Units are redeemed as of the end of the Valuation Period during which the transaction is executed or the Company receives notice regarding the event.

The value of a Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

          (1) is (a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

          (2) is a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

          (3) is the number of Units outstanding as of the end of the Valuation Period.

The Unit Value may increase or decrease from one Valuation Period to the next and varies between Subaccounts.

TRANSFER OF VALUES

You may make the following transfers of Accumulated Value: (1) between Subaccounts; (2) from a Subaccount to the Interest Bearing Account; and (3) from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary (the Company is currently waiving this restriction). The first four transfers in a Policy year are free. The Company may charge $20 for the fifth and each additional transfer in a Policy year. We currently waive this fee. All transfer requests received as of the same Valuation Day are treated as one transfer for the purposes of assessing the transfer fee.

A request to transfer Subaccount Values to other Subaccounts and/or Interest Bearing Account or from Interest Bearing Account to one or more Subaccounts which is received before 3:00 p.m. Central Time will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.

We further reserve the right to restrict the ability to transfer Policy Value among Subaccounts and/or the Interest Bearing Account if we believe such action is necessary to maintain the tax status of the Policies.


Transfers can be made by Written Request. The Written Request will take effect as of the day it is received if received before 3:00 p.m. Central Time at the Mailing Agent. Any requests received after 3:00 pm. Central Time will be processed as of the next Valuation Day.


TELEPHONE AND FACSIMILE TRANSFERS

You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:

     -    Record calls requesting transfers.

     - Ask the caller questions in an attempt to determine if you are the caller.

     - Transfer funds only to other Subaccounts and to the Interest Bearing Account.

     -    Send a written confirmation of each transfer.

We also permit written transfer requests by facsimile provided that we have an original signed fax authorization from you. We reserve the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing our Home Office.

If we use reasonable procedures and believe the instructions to be genuine, you bear the loss if someone gives unauthorized or fraudulent telephone or facsimile transfer requests to us.

Additional Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners invested in the Subaccounts, not just those making the transfers.

In order to try to protect Owners and the Funds from potentially harmful trading activity, the Company has certain market timing policies and procedures (the "Market Timing Procedures").

Detection. The Company employs various means in an attempt to detect, deter, and prevent frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. The Company may vary the Market Timing Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, the Company will apply the Market Timing Procedures, including any variance in the Market Timing Procedures by Subaccount, uniformly to all Owners. The Company also coordinates with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Market Timing Procedures.

Please note that despite its best efforts, the Company may not be able to detect nor stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, the Company cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. Once an Owner has been identified as a "market timer" under the Market Timing Procedures, the Company notifies the Owner that from that date forward, for three months from the date the Company mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.


In its sole discretion, the Company may revise the Market Timing Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). The Company also reserves the right, to the extent permitted by applicable law, to implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, the Company may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, the Company also reserves the right to defer the transfer privilege at any time that it is unable to purchase or redeem shares of the Funds. You should be aware that the Company is contractually obligated to prohibit purchases and transfers by Owners identified by a fund and to provide Owner transaction data to the Funds.


The Company currently does not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than the Company's in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

The Company's ability to detect and deter such transfer activity is limited by its operational and technological systems, as well as by its ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite the Company's best efforts, it cannot guarantee that the Market Timing Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf, the Company applies the Market Timing Procedures consistently to all Owners without waiver or exception.


Fund Frequent Trading Policies. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures the Company has adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares. Owners should be aware that the Company may not have the contractual ability or the operational capacity to monitor Owner's transfer requests and apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Market Timing Procedures.


Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. The Company cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the

Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order the Company submits may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent the Company from implementing your request.

CHANGE OF ALLOCATIONS

You may request a change in the allocation of future Net Premiums in writing or by telephone. You may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account in writing or by telephone. Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed.

Allocation changes requested by telephone or fax will be followed only if you have a telephone or fax authorization on file at the Home Office.


A telephone or fax request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received by the Mailing Agent. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received by the Mailing Agent.


DOLLAR-COST AVERAGING

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. The fixed dollar amount will purchase more accumulation units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per accumulation unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Money Market Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Accumulated Value in the Money Market Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Accumulated Value in the Money Market Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the four free transfers in a Policy year. We reserve the right to discontinue offering dollar-cost averaging at any time and for any reason. We reserve the right to discontinue offering automatic transfers at any time for any reason.

SURRENDER AND PARTIAL WITHDRAWALS


You may, by Written Request, make surrenders under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. You may, by Written Request, make partial withdrawals under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. A surrender or partial withdrawal of the Policy will take effect as of the day the Written Request is received, if received before 3:00 p.m. Central Time at the Mailing Agent. Any requests after 3:00 p.m. Central Time will be processed as of the next Valuation Day. Payments generally are made within seven days of the effective date unless a suspension of payments is in effect. SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE ADVERSE TAX CONSEQUENCES. For information on possible tax effects of surrenders and partial withdrawals, see Tax Treatment of Policy Proceeds.

Policy Surrender. You may surrender the Policy for its Net Cash Value, in which case we may require the return of the Policy. The Company will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance terminate upon surrender.

Partial Withdrawals. You may take a portion of your Policy's Net Cash as a partial withdrawal. A partial withdrawal may have adverse tax consequences. An amount up to the Surrender Value, less one or two months of insurance charges, may be taken as a partial withdrawal. You may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the partial withdrawal is to be made. The Company will not deduct any contingent deferred sales or administrative charges in the case of a partial withdrawal, but may apply a service charge against the amount withdrawn equal to the lesser of $25 or 2% of that amount. If no specification is made, the Company will withdraw the amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are deducted. If there is insufficient Accumulated Value to follow these percentages, the partial withdrawal amount will be withdrawn on a pro rata basis based on the Accumulated Value in the Subaccounts and Interest Bearing Account. The partial withdrawal fee is deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis, unless otherwise directed by the Owner. We currently waive the partial withdrawal fee.

No partial withdrawal will be allowed if the Specified Amount remaining under the Policy would be less than $40,000 ($8,000 if Issue Age is 65 and over).

Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit option, a partial withdrawal will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount. The Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

MATURITY

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Net Cash Value as of that date, unless state law permits the extension of the maturity date. The tax consequences associated with continuing the Policy beyond the Insured's 100th birthday are uncertain and you should consult a tax adviser.

PAYMENT OF PROCEEDS/SETTLEMENT OPTIONS

There are several options for receiving Death Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. Proceeds payable to other than a natural person will be applied only under settlement options agreed to by the Company. For more information concerning the options listed below, please contact the Home Office. The available settlement options are as follows:

     -    Interest Option

     -    Installment Option

     -    Life Income - Guaranteed Period Certain

     -    Joint and Survivor Life

You or your Beneficiary also may elect to deposit the Death Benefit Proceeds into an interest bearing account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your Beneficiary with a checkbook to access those Death Benefit Proceeds, and your Beneficiary will receive any interest earned on the Death Benefit Proceeds. Please note that the Death Benefit Proceeds deposited into the account (as well as any interest earned on the Death Benefit Proceeds) will not be federally insured by the Federal Deposit Insurance Corporation or any other governmental agency, but will be backed by the full faith and credit of the Company.

Your beneficiary may elect to deposit the Death Benefit Proceeds into an interest bearing account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your beneficiary with a checkbook to access those Death Benefit Proceeds, and your beneficiary will receive any interest earned on the death Benefit Proceeds. Please note that the Death Benefit Proceeds deposited into the account, as well as any interest earned, will not be federally insured by the Federal Deposit Insurance Corporation or any other governmental agency, but will be backed by the full faith and credit of the Company. This option is not available in all states. For more information concerning this settlement option, please contact the Home Office.

SUSPENSION OF PAYMENTS

For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, or take a Policy loan when:

     1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

     2. During periods when trading on the Exchange is restricted as determined by the SEC.

     3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

     4. During any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Proceeds may be deferred for up to 60 days from the date we receive proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about your account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

POLICY LOANS

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 80% (90% for Virginia residents) of the Cash Value of the Policy as of the date of the loan. You must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the loan.


The loan date is the date a written loan request containing the necessary signatures is received by the Mailing Agent. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payments is in effect.

Interest. We charge interest on amounts that you borrow. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. This rate is subject to change by the Company. Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

We credit Loan Account with interest at an effective annual rate of 6%. On each Policy Anniversary, interest earned on amounts in the Loan Account since the preceding Policy Anniversary is transferred to the Subaccounts and the Interest Bearing Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. To secure a Policy loan to you, we withdraw an amount equal to the loan out of the Subaccounts and the Interest Bearing Account and transfer this amount into the Loan Account to be held there until the loan is repaid. You may specify how this transferred Accumulated Value is allocated among the Subaccounts and the Interest Bearing Account If you do not specify the allocation, we make the allocation in the based on the proportion that Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If you make a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as you have specified, we will withdraw the loan amount from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Loan Repayment. Any Indebtedness may be repaid at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and the Interest Bearing Account in the same manner as premiums are allocated.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Accumulated Values because the investment results of the Subaccounts and current interest rates credited on Interest Bearing Account value do not apply to Accumulated Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Accumulated Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Interest Bearing Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Cash Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax and a 10% federal penalty tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a MEC-defined term, loans may be currently taxable and subject to a 10% federal penalty tax.

CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGE. We deduct from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the specifications page of your Policy.

MONTHLY DEDUCTION. The Monthly Deduction due on each Monthly Day will be the sum of:

     -    the Cost of Insurance for that month; plus

     -    the monthly Policy fee; plus

     -    the monthly administrative fee; plus

     -    the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is allocated to the subaccounts and interest bearing account values prescribed by the owner and is collected by liquidating the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-Lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, the Company will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by the Company if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 1% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

COST OF INSURANCE. This charge compensates the Company for the expense of underwriting the Face Amount. The Company determines a Cost of Insurance ("COI") rate on each Monthly Day. The COI rate for the Policy is determined by the Insured's Attained Age, sex, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges depend on the Company's expectations as to future mortality experience. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, the Company may charge less than these rates. While not guaranteeing to do so, the Company intends to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates for each attained age are based on the 1980 CSO Mortality Tables, Age last birthday.

The COI is determined by multiplying the COI rate by the Net Amount at Risk for a Policy. Under death benefit option 2, the Net Amount at Risk is always the Specified Amount. Under death benefit option 1, the Net Amount at Risk is the Specified Amount less the Accumulated Value. Therefore, under death benefit option 1, all of the factors that affect Accumulated Value affect the Net Amount at Risk. For a Policy where there has been an increase in the Specified Amount, there is a Net Amount at Risk associated with the initial Specified Amount and a Net Amount at Risk associated with the increase. The COI rate applicable to the initial Specified Amount is usually less than that for the increase. Likewise, the Net Amount at Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount at Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

MONTHLY POLICY FEE. The monthly Policy fee is a fee the Company charges to compensate it for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

MONTHLY ADMINISTRATIVE FEE. The Company assesses an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse the Company for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first

10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

COST OF ADDITIONAL BENEFITS. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

MORTALITY AND EXPENSE RISK CHARGE. The Company deducts daily a mortality and expense risk charge of .00002466% of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the general account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by the Company is that the actual expense to us of administrating the Policy will exceed what we expected when setting the other charges under the Policy. Please note that the mortality and expense risk may generate profits. The Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Policies and distribution expenses of the Policies or for any other corporate purpose.


CONTINGENT DEFERRED SALES AND ADMINISTRATIVE CHARGES. To reimburse the Company for sales expenses and Policy issue expenses, including but not limited to registered representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, the Company deducts contingent deferred sales and administrative charges from the proceeds in the event of a complete surrender of the Policy during the first ten years or the first ten years following an increase in the Specified Amount. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy years 2 through 9 (or the same number of years following an increase in Specified Amount) is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the "guideline annual premium." The "guideline annual premium" is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact the Company.


The Deferred Charges vary by the Age of Insured, sex, and smoking status and are shown on the Specification page of your Policy. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix A in the statement of additional information.

The Company uses the contingent deferred administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy years. The Company will not deduct any Deferred Charges from the proceeds in the event of a partial withdrawal of the Policy. The Deferred Charges generally build up monthly during the first Policy year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy year is:

 Beginning           Percentage of
Policy Year   Deferred Charges Remaining
-----------   --------------------------
    2                    95%
    3                    90%
    4                    85%
    5                    75%
    6                    65%
    7                    50%
    8                    35%
    9                    20%
   10+                    0%

At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of the general account of the Company, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with the Company crediting additional interest, at its option, from time to time. At the next Monthly Day, taking into account the interest earned, the Company will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

The Company will do the same for each month of the first Policy year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

The Company will release on the first Monthly Day of the second Policy year the amount in the Deferred Charges Account in excess of 95% of the first Policy year Deferred Charges, taking into account the interest earned. This process continues each Policy year until the 10th Policy year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. The Company will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

     -    to pay surrender charges upon full surrender of the Policy;

     - to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

     - to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-Lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-Lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy year.

PARTIAL WITHDRAWAL FEE. If a partial withdrawal is made, the Company will not deduct any contingent deferred sales or administrative charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial withdrawal. These fees are currently waived by the Company.

TRANSFER FEE. An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, the Company allows four transfers in each Policy year without charge. After four transfers in any given Policy year, the Company may deduct $20 per transfer from the amount transferred. These fees are currently waived by the Company.

FEDERAL AND STATE INCOME TAXES. Other than premium expense charge, no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event the Company determines that any such taxes will be imposed, the Company may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

DUPLICATE POLICY CHARGE. You can obtain a summary of your policy at no charge. There will be a $30 charge for a duplicate policy. A Written Request is needed to request a duplicate policy.

CHANGE OF SPECIFIED AMOUNT CHARGE. The Company will assess a $50 charge for each change in Specified Amount after the first in a Policy year. This charge compensates the Company for administrative expenses associated with underwriting the increase in Specified Amount. We currently intend to waive certain fees as stated above. We, however, reserve the right to reinstate the fees and charges in the future.

FUND EXPENSES. Expense of the Funds, including fees and charges, are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus.

Please note that the Funds and their investment adviser are affiliated with the Company. In addition, as discussed under "Contingent Deferred Sales and Administrative Charges" above, the Funds pay the Company for performing certain administrative services.

ADDITIONAL INFORMATION. The Company sells the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. The Company pays commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions, the Company does. The Company intends to recover commissions, marketing, administrative and other expenses and the cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution of Policies" for more information.

OTHER POLICY BENEFITS AND PROVISIONS

CONDITIONS FOR POLICY ISSUE

The minimum Specified Amount for this Policy is $50,000 ($10,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of age. The Company requires evidence of insurability satisfactory to it before issuing a Policy. In some cases, this evidence will include a medical examination.

ISSUE DATE

The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application or the application is approved other than as applied for, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

OWNER, BENEFICIARY

You are the person who purchases the Policy and is named in the application. You may not be the Insured. You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Assignees and Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

RIGHT-TO-EXAMINE PERIOD

The Owner may cancel the Policy before the latest of the following three events:

     -    45 days after the date of the application;

     - 20 days after the Company has personally delivered or has sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

     -    20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver the Policy to the representative who sold it or to the Company at its Home Office. Unless prohibited by state law the refund will include:

     -    All charges for state taxes deducted from premiums; plus

     -    Total amount of Monthly Deductions; plus

     -    Any other charges taken from the Accumulated Value; plus

     - The Accumulated Value on the date the Company received the returned Policy; minus

     -    Any Policy Indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy.

EXCHANGE OF POLICY

The Policy may be exchanged any time within 24 months after the Issue Date for a policy of permanent fixed benefit insurance, or for any other policy which the Company may agree to issue on the life of the Insured. "Fixed benefit insurance" means any permanent plan of insurance providing benefits which do not depend on the investment experience of a Separate Account. No evidence of insurability is required. All Indebtedness must be repaid before the change is made.

The exchange will be effective when the Company receives:

     -    Written Request for the Policy exchange or change signed by the Owner;

     -    Surrender of the Policy; and

     -    Payment of any required costs.

The new policy will have the same Issue Date, Issue Age, and risk classification as the Policy. The new policy will have either the same death benefit or the same Net Amount at Risk as the Policy on the exchange date. The exchange will be subject to an equitable adjustment in payments and Cash Values to reflect differences, if any, between the Policy and the new policy. It will be subject to normal underwriting rules and other conditions determined by the Company. If there is an increase in Specified Amount and such increase is not the result of a change in death benefit option or Automatic Increase Rider, the Owner will be granted an exchange privilege with respect to the increase, subject to the conditions and principles applicable to an exchange of the entire policy. The Owner will also have the option to transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new Policy.

PAID-UP INSURANCE

The Policy may be exchanged, in whole or in part, for a paid-up whole life policy at any time prior to attained age 86, if the following conditions are met:

     A.   The Owner makes a Written Request for this Policy change;

     B. The Policy is one the Company is then issuing for the Insured's age and premium class;

     C.   The Policy is subject to the Company's normal underwriting rules;

     D. There is compliance with any other conditions determined by the Company; and

     E. Any indebtness not repaid at the time of the change will be continued as a loan against the paid-up policy.

TRANSFER OF OWNERSHIP

The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The Written Request must be in writing and filed at the Home Office. The transfer will take effect as of the date the Written Request was signed. The Company may require that the Policy be sent in for endorsement to show the transfer of ownership.

The Company is not responsible for the validity or effect of any transfer of ownership. The Company will not be responsible for any payment or other action the Company has taken before having received Written Request for the transfer. A transfer of ownership may have tax consequences.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

We reserve the right, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.


We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. The Company may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

VOTING RIGHTS


We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which we have not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which we have received instructions. This means that a small number of Owners may control the outcome of the vote. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that it is allowed to vote the shares in our own right, we may elect to do so.


You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

DISTRIBUTION OF POLICIES



The Company has entered into a distribution agreement with its affiliate, CUNA Brokerage Services, Inc. ("CUNA Brokerage"), for the distribution and sale of the Policies. CUNA Brokerage is a member of the Financial Industry Regulatory Authority, Inc., ("FINRA"), and offers the Policies through its registered representatives. CUNA Brokerage is located at 2000 Heritage Way, Waverly, Iowa 50677, sells the Policies through its registered representatives. CUNA Brokerage may also enter into selling agreements with other broker-dealers ("selling firms") that may sell the Policies through their registered representatives.



COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE AND ITS SALES PERSONNEL



We pay commissions to CUNA Brokerage for the sale of the Policies by its registered representatives as well as selling firms. The maximum gross dealer concession payable for sales by CUNA Brokerage's registered representatives are:
116.22% of Premiums up to the Minimum Premium and 8.15% of Premiums above that amount paid in the first Policy Year; and 5.00% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year. The investment adviser for, or another affiliate of one or more of the Funds also may, from time to time, make payments to CUNA Brokerage for services.



We also pay for CUNA Brokerage's operating and other expenses, including the following sales expenses: (1) registered representative training allowances, (2) compensation and bonuses for CUNA Brokerage's management team, (3) advertising expenses, and (4) all other expenses of distributing the Policies. CUNA Brokerage pays its registered representatives a portion of the commissions received for their sales of Policies. Registered Representatives may also be eligible for non-cash compensation items that we may provide jointly with CUNA Brokerage. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, CUNA Brokerage's registered representatives who meet certain overall productivity and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. CUNA Brokerage's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.



COMPENSATION ARRANGEMENTS FOR SELLING FIRMS AND THEIR SALES PERSONNEL



The maximum gross dealer concession payable for sales by selling firm's registered representatives are: 116.22% of Premiums up to the target Premium and 8.15% of Premiums above that amount paid in the first Policy Year; and 5.0% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year.



We and/or CUNA Brokerage may pay certain selling firms additional amounts for:
(1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their registered representatives, and
(3) other expenses incurred by them. We and/or CUNA Brokerage may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. These programs also may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

SOURCE OF COMPENSATION

Commissions and other incentives or payments described above are not charged directly to Owners or to the Separate Account. We recoup commissions and other sales expenses through fees and charges deducted under the Policy.





RIDERS AND ENDORSEMENTS

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We reserve the right to stop offering the riders mentioned below and to offer additional riders.

CHILDREN'S INSURANCE. The rider provides level term insurance to children of the Insured up to the earlier of age 23 of the child or age 65 of the Insured. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age
23. On the policy anniversary following each Insured child's 23rd birthday or at age 65 of the Insured, if sooner, each child may convert this rider to a new Policy without evidence of insurability.

GUARANTEED INSURABILITY. This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

ACCIDENTAL DEATH BENEFIT. This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

AUTOMATIC INCREASE. This rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner's Policy to become a Modified Endowment Contract.

OTHER INSURED. This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.


TERM INSURANCE. This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy.

DISABILITY WAIVER OF MONTHLY DEDUCTIONS. This rider provides that, during the Insured's total disability, the Company will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.


WAIVER OF PREMIUM AND MONTHLY DEDUCTION DISABILITY BENEFIT. Like the rider just described, this rider provides that, during the Insured's total disability, the Company will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that the Company will contribute additional premium. The amount of additional premium the Company will contribute will be shown on the specifications page for the rider. The maximum amount the Company will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates.


EXECUTIVE BENEFITS PLAN ENDORSEMENT. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

     1. the Policy is surrendered and the proceeds are used to fund a new policy provided through CUNA Mutual Insurance Society or an affiliate;

     2.   the Policy is owned by a business or trust;

     3.   the new Policy is owned by the same entity;

     4. the Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

     5. the Insured under the new Policy is also a selected manager or highly compensated employee;

     6. we receive an application for the new Policy (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Policy years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the Policies do not give you investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.


In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.


The following discussion assumes that the Policy generally will qualify as a life insurance contract for federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the Beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.


A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the your and your Beneficiary or designated Beneficiary.


If a Policy becomes a Modified Endowment Contract, distributions that occur during the policy year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.


Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding Indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's death benefit option or Face Amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.


Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.


Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See page 166 for more information regarding the Endorsement.)


Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy In Force beyond the Insured's 100th year.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy Value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

BUSINESS USES OF THE POLICY

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

THE COMPANY'S TAXES

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

LEGAL PROCEEDINGS


We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.


FINANCIAL STATEMENTS


The Company's financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information ("SAI"). The Company's financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Home Office.

GLOSSARY

ACCUMULATED VALUE. The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

AGE. The number of completed years from the Insured's date of birth.

ATTAINED AGE. Age of the Insured on the most recent Policy Anniversary.

BENEFICIARY. Person or entity named to receive all or part of the Death
Proceeds.

COST OF INSURANCE OR COI. An insurance charge determined by multiplying the cost of insurance rate by the Net Amount at Risk.

CASH VALUE. Accumulated Value minus Deferred Charges that would be applicable if the Policy were surrendered at that time, but not less than zero.

CUNA MUTUAL GROUP. CUNA Mutual Insurance Society, its subsidiaries and affiliates, including the Company.

DEATH BENEFIT RATIO. The ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

DEATH PROCEEDS. Amount to be paid if the Insured dies while the Policy is In Force.

DEFERRED CHARGES. Sometimes referred to as surrender charges, they are the contingent deferred sales charge plus the contingent deferred administrative charge.

DEFERRED CHARGES ACCOUNT. A non-segregated potion of the Company's general account where Deferred Charges accrued for each Policy are accumulated during the first Policy Year and the first 12 months after an increase in Face Amount.

FACE AMOUNT. Under death benefit option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under death benefit option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

FUND. An investment portfolio of the Ultra Series Fund or the T. Rowe Price International Series, Inc.

HOME OFFICE. The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677-9202

IN FORCE. Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

INDEBTEDNESS. Policy loans plus accrued interest on the loans.

INSURED. Person whose life is insured under the Policy.

ISSUE AGE. Age of Insured at the time the Policy was issued.

ISSUE DATE. The date from which Policy Anniversaries, Policy years, and Policy months are determined.

INTEREST BEARING ACCOUNT. Part of the Company's general account to which Net Premiums may be allocated or Accumulated Value transferred.

LAPSE. Condition when the Insured's life is no longer insured under the Policy.

LOAN ACCOUNT. A portion of the Company's general account into which amounts are transferred from the Separate Account as collateral for Policy loans.

MAILING AGENT. Company hired by CUNA Mutual Insurance Society to receive, process and submit requests for variable life and variable annuity products to the life insurance company.

MONTHLY DAY. Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

MONTHLY DEDUCTION. The amount we deduct from the Accumulated Value each month. It includes the Cost of Insurance, the monthly administrative fee, the monthly Policy fee, and the cost of any additional benefits under riders.

NET AMOUNT AT RISK. As of any Monthly Day, the Face Amount (discounted for the upcoming month) less Accumulated Value (after the deduction of the Monthly Deduction).

NET ASSET VALUE. The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

NET CASH VALUE. The Cash Value less any Indebtedness. This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy.

NET PREMIUMS. Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

OWNER (YOU, YOUR). The Owner as named in the application. The Owner may be other than the Insured.

POLICY ANNIVERSARY. Same day and month as the Issue Date for each year the Policy remains In Force.

PREMIUM TAX. An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in the Company's records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

RECORD DATE. The date the Company records the Policy on its books as an In Force Policy.

RIGHT-TO-EXAMINE PERIOD. The period when you may return the Policy and receive a refund. The length of the period varies by state and is shown the cover page of your Policy.

SEPARATE ACCOUNT. CUNA Mutual Variable Life Insurance Account, a segregated investment account of CUNA Mutual Insurance Society into which Net Premiums may be allocated. The Owner bears the investment risk for amounts allocated to Separate Account Subaccounts.

SPECIFIED AMOUNT. The amount chosen by the Owner which is used to determine the Face Amount.

TARGET PREMIUM. The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by .60.

UNIT. A unit of measurement used to calculate the Accumulated Value in a Subaccount under a Policy.

UNIT VALUE. The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.

VALUATION DAY. For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD. The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.


WRITTEN REQUEST. A written notice or request in a form satisfactory to the Company and received at the Mailing Agent and bearing the manually executed signature of the Owner. A Written Request includes a telephone or fax request made pursuant to the terms of a manually executed telephone or fax authorization on file at the Home Office.

                      STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

POLICY INFORMATION

     The Policy
     Our Right to Contest the Policy
     Misstatement of Age or Sex
     Suicide Exclusion
     Collateral Assignments
     Dividends
     Additional Information on Underwriting and Charges
     Additional Information on Benefits and Settlement Options

ILLUSTRATIONS

OTHER INFORMATION

     Registration Statement
     Distribution of the Policies
     Records
     State Regulation
     Experts
     Information about the Company
     The Interest Bearing Account
     Additional Information about the Separate Account and the Funds

FINANCIAL STATEMENTS

Appendix A - First Year Surrender Charges per 1,000 of Specified Amount Appendix B - Death Benefit Percentage Factor

To learn more about the Policy, you should read the Statement of Additional Information ("SAI") dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, net cash surrender values, and Policy Values, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at our Home Office, 2000 Heritage Way, Waverly, Iowa 50677-9202.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-03915

                       MEMBERS(R) VARIABLE UNIVERSAL LIFE

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                                  (REGISTRANT)

                          CUNA MUTUAL INSURANCE SOCIETY
                                   (DEPOSITOR)

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

                       STATEMENT OF ADDITIONAL INFORMATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding the MEMBERS Variable Universal Life flexible premium variable life insurance policy (the "Policy") issued by CUNA Mutual Insurance Society through CUNA Mutual Variable Life Insurance Account (the "Separate Account"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2008 and the prospectuses for the Ultra Series Fund and the
T. Rowe Price International Series, Inc. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. This SAI does not include information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.



The date of this Statement of Additional Information is May 1, 2008.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

Policy Information........................................................     1
   The Policy.............................................................     1
   Our Right to Contest the Policy........................................     1
   Misstatement of Age or Sex.............................................     1
   Suicide Exclusion......................................................     1
   Collateral Assignments.................................................     2
   Dividends..............................................................     2
   Additional Information on Underwriting and Charges.....................     2
   Additional Information on Benefits and Settlement Options..............     3
Illustrations.............................................................     3
Other Information.........................................................     4
   Registration Statement.................................................     4
   Distribution of the Policies...........................................     4
   Records................................................................     5
   Change of Address Notification.........................................     5
   State Regulation.......................................................     5
   Experts................................................................     5
   Information about the Company..........................................     6
   The Interest Bearing Account...........................................     6
   Additional Information about the Separate Account and the Funds........     6
Financial Statements......................................................     8

Appendix A - First Year Deferred Sales Charges per 1,000 of Specified
   Amount.................................................................   A-1
Appendix B - Death Benefit Ratio..........................................   B-1

POLICY INFORMATION

THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY

We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

MISSTATEMENT OF AGE OR SEX

For a Policy based on male or female cost of insurance rates (see data page for basis), if the Insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

     a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age and gender.

     b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age and gender beginning on the next Monthly Day.

For a Policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the Insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

     a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age.

     b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age beginning on the next Monthly Day.

SUICIDE EXCLUSION

If the Insured commits suicide, while sane or insane, within two years of the Issue Date, our liability is limited to an amount equal to the Accumulated Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

COLLATERAL ASSIGNMENTS

You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership. A collateral assignment may have tax consequences.

DIVIDENDS

While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

          a) Paid into the Subaccounts and the Interest Bearing Account as Net Premiums;

               or

          b)   Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.61% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For each Policy year 21 and after we project annual dividends equal to 1.01% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For Issue Ages 0 - 19, the projected dividends are the same as those for ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed.

ADDITIONAL INFORMATION ON UNDERWRITING AND CHARGES

We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

     - The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

     - Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

     - Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

     - Premium classes with sub-standard and flat extra charges may be available for those Insured's who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally the company will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges.

ADDITIONAL INFORMATION ON BENEFITS AND SETTLEMENT OPTIONS

Settlement options other than lump sum payments are, in our discretion, available for Death Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

          1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

          2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.) The payee may withdraw the present value of any remaining guaranteed installments, but only if this right was given at the time the option was selected.

          3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option may also be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

          4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

Not all Settlement Options are available. See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.

Even if the death benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Settlement Options general include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide. The selection of an additional annuity purchase must be in writing and on file at the Home Office. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is no or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

ILLUSTRATIONS

We may provide illustrations for death benefit, Accumulated Value, and Cash Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Accumulated Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured's issue age and premium class, the death benefit option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.

OTHER INFORMATION

REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

DISTRIBUTION OF THE POLICIES

INFORMATION ABOUT THE DISTRIBUTOR. CUNA Brokerage Services, Inc. ("CUNA Brokerage") is responsible for distributing the Policies pursuant to a distribution agreement with us. CUNA Brokerage serves as principal underwriter for the Policies. CUNA Brokerage, a Wisconsin corporation organized in 1983 and an indirect, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by CUNA Mutual, is located at 2000 Heritage Way, Waverly, Iowa 50677. CUNA Brokerage is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the FINRA.

CONTINUOUS OFFERING. We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Separate Account.


DESCRIPTION OF SELLING NETWORK. CUNA Brokerage offers the Policies through its registered representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers and compensate these broker-dealers ("selling firms") for their services up to the amounts disclosed in the prospectus. Registered representatives of CUNA Brokerage and selling firms who sell the Policies have been appointed by the Company as insurance agents.


COMPENSATION RECEIVED. CUNA Brokerage received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                                                Aggregate Amount of Commissions Retained by
              Aggregate Amount of Commissions       CUNA Brokerage After Payments to its
Fiscal year       Paid to CUNA Brokerage*       Registered Persons and Other Broker-Dealers
-----------   -------------------------------   -------------------------------------------
    2005                  $ 62,414                                  None
    2006                  $229,814                                  None
    2007                  $153,252                                  None


*    Includes sales compensation paid to registered persons of CUNA Brokerage.


CUNA Brokerage passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with CUNA Brokerage, the Company pays the following sales expenses: registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for CUNA Brokerage' operating and other expenses.

COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE SALES PERSONNEL. Because registered representatives of CUNA Brokerage are also insurance agents of the Company, they may be eligible for various cash benefits and non-cash compensation programs that the Company offers. Sales of the Policies may help registered representatives qualify for such benefits. In addition, CUNA Brokerage registered representatives who meet certain our productivity, persistency and length of service standards may be eligible for additional compensation.



ADDITIONAL COMPENSATION PAID TO SELLING FIRMS. We may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.






DISTRIBUTOR'S RECEIPT OF 12b-1 FEES. Though no longer an investment option under the Policies, the Franklin Templeton Developing Markets Securities Fund - Class 2 Shares has adopted a distribution plan in connection with its class of shares sold to the Separate Account to support its Policies and pays CUNA Brokerage for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with CUNA Brokerage. These distribution plans have been adopted pursuant to Rule 12b-1 under the 1940 Act, that permits mutual funds to pay fees out of their assets to broker-dealers that sell fund shares. The distribution plan's fees are in consideration of distribution services and expenses incurred in the performance of CUNA Brokerage' obligations under an agreement with the distributor of the Franklin Templeton Developing Markets Securities Fund - Class 2 Shares. Under the distribution plan, 0.25% is paid to CUNA Brokerage for its distribution-related services and expenses under this agreement. The Adviser for the Franklin Templeton Developing Markets Securities Fund may, from time to time use its own resources as may be permitted by regulations, to make payments for distribution services to CUNA Brokerage, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.


SOURCE OF REVENUE FOR SALES COMPENSATION. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.


RECORDS


We will maintain all records relating to the Separate Account and the Interest Bearing Account at our Home Office.


CHANGE OF ADDRESS NOTIFICATION



To protect you from fraud and theft, the Company may verify any changes in address you request by sending a confirmation of the change to both your old and new address. The Company may also call you to verify the change of address.


STATE REGULATION

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.

EXPERTS


The financial statements of the Subaccounts comprising the CUNA Mutual Variable Life Insurance Account as of December 31, 2007 and for each of the two years in the period ended December 31, 2007, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 13, 2008, appearing herein, and have been so included in reliance upon the report of such firm given on their authority as experts in accounting and auditing.

The financial statements of CUNA Mutual Insurance Society and its Consolidated Subsidiaries as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports, dated March 26, 2008, appearing herein (such report expresses an unqualified opinion and includes an explanatory paragraph related to the change in method of accounting for uncertainty in income taxes and defined pension and postretirement in 2007 and states that Deloitte & Touche LLP did not audit the consolidated financial statements of The CUMIS Group Limited and Subsidiaries, CMG Mortgage Insurance Company, and CMG Mortgage Assurance Company, all of which were audited by other auditors whose reports have been furnished to Deloitte & Touche LLP, whose opinion, insofar as it relates to the aforementioned companies that were not audited by Deloitte & Touche LLP, is based solely on the reports of other auditors), and have been so included in reliance upon the report of such firm given on their authority as experts in accounting and auditing.



The financial statements of The CUMIS Group Limited and Subsidiaries as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, which are accounted for on a consolidated basis of accounting in the consolidated financial statements of CUNA Mutual Insurance Society, have been audited by KPMG LLP, independent auditors, as stated in their reports, dated February 19, 2008, February 16, 2007 and February 21, 2006. Such reports have been included herein on the authority of such firm as experts in accounting and auditing.



The financial statements of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, which are accounted for on the equity method of accounting in the consolidated financial statements of CUNA Mutual Insurance Society, have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, dated February 19, 2008 and February 14, 2007. Such reports have been included herein on the authority of such firm as experts in accounting and auditing.





INFORMATION ABOUT THE COMPANY


CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. Effective January 1, 2008, CUNA Mutual Life Insurance Company merged into CUNA Mutual Insurance Society.


The Company is one of the world's largest direct underwriters of credit life and disability insurance, and is a major provider of qualified pension products to credit unions. Further, the Company offers fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation also owns CUNA Brokerage Services, Inc. The Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors, Inc. (the investment adviser to the Ultra Series Fund).

Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this Prospectus.

THE INTEREST BEARING ACCOUNT

The Interest Bearing Account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE FUNDS

The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Accumulated Value to the Subaccount investing in that Fund.

Shares of the Funds, other than Ultra Series Fund, may be sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus and Statement of Additional Information.

Currently, Ultra Series Fund sells shares in "mixed funding" arrangements and directly to qualified pension and retirement plans sponsored by CUNA Mutual Group.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
           STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


----------------------------------------------------------------------------------------------------------------------------
                                  CONSERVATIVE       MODERATE          AGGRESSIVE             MONEY
                                   ALLOCATION       ALLOCATION         ALLOCATION            MARKET               BOND
                                   SUBACCOUNT       SUBACCOUNT         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES
  FUND:
  Conservative Allocation Fund,
  41,693 shares at net asset
  value of $10.77 per share
  (cost $458,399)...............    $ 448,845          $       --           $     --           $       --        $        --
INVESTMENTS IN ULTRA SERIES
  FUND:
  Moderate Allocation Fund,
  107,814 shares at net asset
  value of $11.21 per share
  (cost $1,210,904).............           --           1,208,909                 --                   --                 --
INVESTMENTS IN ULTRA SERIES
  FUND:
  Aggressive Allocation Fund,
  40,402 shares at net asset
  value of $11.61 per share
  (cost $481,852)...............           --                  --            469,072                   --                 --
INVESTMENTS IN ULTRA SERIES
  FUND:
  Money Market Fund, 5,465,835
  shares at net asset value of
  $1.00 per share (cost
  $5,465,835)...................           --                  --                 --            5,465,835                 --
INVESTMENTS IN ULTRA SERIES
  FUND:
  Bond Fund, 1,146,219 shares at
  net asset value of $10.19 per
  share (cost $11,885,712)......           --                  --                 --                   --         11,678,135
                                    ---------          ----------           --------           ----------        -----------
       Total assets.............     $448,845          $1,208,909           $469,072           $5,465,835        $11,678,135
                                    ---------          ----------           --------           ----------        -----------
LIABILITIES:
Accrued adverse mortality and
  expense charges...............          343                 903                337                4,993              8,878
                                    ---------          ----------           --------           ----------        -----------
     Total liabilities..........          343                 903                337                4,993              8,878
                                    ---------          ----------           --------           ----------        -----------
     Total net assets...........     $448,502          $1,208,006           $468,735           $5,460,842        $11,669,257
                                    =========          ==========           ========           ==========        ===========
NET ASSETS:
  Net Assets: Type 1............           --                  --                 --           $1,968,854        $ 6,436,283
  Outstanding units: Type 1
     (note 5)...................           --                  --                 --               82,864            164,227
  Unit Value -- Type 1..........           --                  --                 --           $    23.76        $     39.20
                                    ---------          ----------           --------           ----------        -----------
  Net Assets: Type 2............     $448,502          $1,208,006           $468,735           $3,491,988        $ 5,232,974
  Outstanding units: Type 2
     (note 5)...................       44,738             120,318             47,199              293,870            370,607
  Unit Value -- Type 2..........     $  10.03          $    10.04           $   9.93           $    11.88        $     14.12
                                    ---------          ----------           --------           ----------        -----------
     Total net assets...........     $448,502          $1,208,006           $468,735           $5,460,842        $11,669,257
                                    =========          ==========           ========           ==========        ===========





                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------------------------------
                                    STRATEGIC       HIGH      OPPENHEIMER    DIVERSIFIED     LARGE CAP
                                     INCOME        INCOME     HIGH INCOME      INCOME          VALUE
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN MFS VARIABLE
  INSURANCE TRUST:
  Strategic Income Series, 57,289
  shares at net asset value of
  $10.54 per share (cost
  $583,901)......................    $603,824    $       --     $     --     $        --    $         --
INVESTMENTS IN ULTRA SERIES FUND:
  High Income Fund,
  176,338 shares at net asset
  value of $9.54 per share (cost
  $1,808,156)....................          --     1,682,771           --              --              --
INVESTMENTS IN OPPENHEIMER
  VARIABLE ACCOUNTS TRUST:
  High Income Fund/VA, 59,330
  shares at net asset value of
  $7.95 per share (cost
  $484,453)......................          --            --      471,672              --              --
INVESTMENTS IN ULTRA SERIES FUND:
  Diversified Income Fund,
  4,000,956 shares at net asset
  value of $17.62 per share (cost
  $67,684,638)...................          --            --           --      70,492,453              --
INVESTMENTS IN ULTRA SERIES FUND:
  Large Cap Value Fund, 3,193,150
  shares at net asset value of
  $31.46 per share (cost
  $83,345,087)...................          --            --           --              --     100,538,826
                                    ---------   -----------    ---------    ------------   -------------
       Total assets..............    $603,824    $1,682,771     $471,672     $70,492,453    $100,538,826
                                    ---------   -----------    ---------    ------------   -------------
LIABILITIES:
Accrued adverse mortality and
  expense charges................         461         1,283          362          54,205          77,314
                                    ---------   -----------    ---------    ------------   -------------
     Total liabilities...........         461         1,283          362          54,205          77,314
                                    ---------   -----------    ---------    ------------   -------------
     Total net assets............    $603,363    $1,681,488     $471,310     $70,438,248    $100,461,512
                                    =========   ===========    =========    ============   =============
NET ASSETS:
  Net Assets: Type 1.............    $596,168            --           --     $59,839,063    $ 84,665,938
  Outstanding units: Type 1 (note
  5).............................      33,750            --           --         982,470         866,425
  Unit Value -- Type 1...........    $  17.66            --           --     $     60.91    $      97.72
                                    ---------   -----------    ---------    ------------   -------------
  Net Assets: Type 2.............    $  7,195    $1,681,488     $471,310     $10,599,185    $ 15,795,574
  Outstanding units: Type 2 (note
  5).............................         484       128,652       34,908         850,657       1,315,202
  Unit Value -- Type 2...........    $  14.86    $    13.07     $  13.50     $     12.46    $      12.01
                                    ---------   -----------    ---------    ------------   -------------
     Total net assets............   $ 603,363   $ 1,681,488    $ 471,310    $ 70,438,248   $ 100,461,512
                                    =========   ===========    =========    ============   =============





                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------
                                     LARGE CAP      MID CAP        MID CAP      SMALL CAP    SMALL CAP
                                      GROWTH         VALUE         GROWTH         VALUE       GROWTH
                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
  Large Cap Growth Fund,
  1,987,421 shares at net asset
  value of $23.36 per share (cost
  $37,669,263)...................   $46,416,350    $       --    $        --     $    --      $    --
INVESTMENTS IN ULTRA SERIES FUND:
  Mid Cap Value Fund, 575,835
  shares at net asset value of
  $15.33 per share (cost
  $9,137,446)....................            --     8,830,422             --          --           --
INVESTMENTS IN ULTRA SERIES FUND:
  Mid Cap Growth Fund, 2,894,154
  shares at net asset value of
  $5.75 per share (cost
  $16,701,394)...................            --            --     16,635,257          --           --
INVESTMENTS IN ULTRA SERIES FUND:
  Small Cap Value Fund, 2,274
  shares at net asset value of
  $8.86 per share (cost
  $22,201).......................            --            --             --      20,138           --
INVESTMENTS IN ULTRA SERIES FUND:
  Small Cap Growth Fund, 1,302
  shares at net asset value of
  $9.95 per share (cost
  $13,499).......................            --            --             --          --       12,950
                                   ------------   -----------   ------------    --------     --------
       Total assets..............   $46,416,350    $8,830,422    $16,635,257     $20,138      $12,950
                                   ------------   -----------   ------------    --------     --------
LIABILITIES:
Accrued adverse mortality and
  expense charges................        35,758         6,524         12,791          15           10
                                   ------------   -----------   ------------    --------     --------
     Total liabilities...........        35,758         6,524         12,791          15           10
                                   ------------   -----------   ------------    --------     --------
     Total net assets............   $46,380,592    $8,823,898    $16,622,466     $20,123      $12,940
                                   ============   ===========   ============    ========     ========
NET ASSETS:
  Net Assets: Type 1.............   $35,712,361            --     10,851,715          --           --
  Outstanding units: Type 1 (note
     5)..........................     1,068,291            --        599,588          --           --
  Unit Value -- Type 1...........   $     33.43            --    $     18.10          --           --
                                   ------------   -----------   ------------    --------     --------
  Net Assets: Type 2.............   $10,668,231    $8,823,898    $ 5,770,751     $20,123      $12,940
  Outstanding units: Type 2 (note
     5)..........................       973,379       407,938        319,002       2,279        1,369
  Unit Value -- Type 2...........   $     10.96    $    21.63    $     18.09     $  8.83      $  9.45
                                   ------------   -----------   ------------    --------     --------
     Total net assets............  $ 46,380,592   $ 8,823,898   $ 16,622,466    $ 20,123     $ 12,940
                                   ============   ===========   ============    ========     ========





                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
     STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------------------------------
                                                                      T. ROWE PRICE
                                           GLOBAL     INTERNATIONAL   INTERNATIONAL       DEVELOPING
                                         SECURITIES       STOCK           STOCK       MARKETS SECURITIES
                                         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
--------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
  Global Securities Fund, 107,172
  shares at net asset value of $10.29
  per share (cost $1,271,540).........   $1,102,371     $       --      $        --         $    --
INVESTMENTS IN ULTRA SERIES FUND:
  International Stock Fund, 359,674
  shares at net asset value of $13.38
  per share (cost $4,696,242).........           --      4,812,671               --              --
INVESTMENTS IN T. ROWE PRICE
  INTERNATIONAL SERIES, INC.:
  International Stock Portfolio,
  643,781 shares at net asset value of
  $17.71 per share (cost $9,464,394)..           --             --       11,401,362              --
INVESTMENTS IN FRANKLIN TEMPLETON
  VARIABLE INSURANCE PRODUCTS TRUST:
  Developing Markets Securities Fund,
  5,008 shares at net asset value of
  $16.00 per share (cost $30,894).....           --             --               --          80,121
                                        -----------    -----------     ------------        --------
       Total assets...................   $1,102,371     $4,812,671      $11,401,362         $80,121
                                        -----------    -----------     ------------        --------
LIABILITIES:
Accrued adverse mortality and expense
  charges.............................          850          3,330            8,803              64
                                        -----------    -----------     ------------        --------
     Total liabilities................          850          3,330            8,803              64
                                        -----------    -----------     ------------        --------
     Total net assets.................   $1,101,521     $4,809,341      $11,392,559         $80,057
                                        ===========    ===========     ============        ========
NET ASSETS:
  Net Assets: Type 1..................           --             --      $10,778,953              --
  Outstanding units: Type 1 (note 5)..           --             --          510,915              --
  Unit Value -- Type 1................           --             --      $     21.10              --
                                        -----------    -----------     ------------        --------
  Net Assets: Type 2..................   $1,101,521     $4,809,341      $   613,606         $80,057
  Outstanding units: Type 2 (note 5)..       48,551        196,381           48,051           3,263
  Unit Value -- Type 2................   $    22.69     $    24.49      $     12.77         $ 24.53
                                        -----------    -----------     ------------        --------
     Total net assets.................  $ 1,101,521    $ 4,809,341     $ 11,392,559        $ 80,057
                                        ===========    ===========     ============        ========





                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


--------------------------------------------------------------------------------------------------------
                                  CONSERVATIVE      MODERATE       AGGRESSIVE       MONEY
                                   ALLOCATION      ALLOCATION      ALLOCATION      MARKET        BOND
                                 SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..............      $ 9,031         $19,343        $  4,878       $351,092    $ 471,624
  Mortality and expense charges
  (note 3).....................       (1,096)         (3,966)         (1,150)       (68,876)    (105,215)
                                    --------        --------       ---------      ---------   ----------
  Net investment income
  (loss).......................        7,935          15,377           3,728        282,216      366,409
                                    --------        --------       ---------      ---------   ----------
REALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain (loss) on sale
  of fund shares...............           10             597               6             --      (23,274)
  Realized gain distributions..          460           5,327           3,924             --           --
                                    --------        --------       ---------      ---------   ----------
  Net realized gain (loss) on
  investments..................          470           5,924           3,930             --      (23,274)
NET CHANGE IN UNREALIZED
  APPRECIATION OR
  (DEPRECIATION) ON
  INVESTMENTS:.................       (9,554)         (1,995)        (12,780)            --      120,633
                                    --------        --------       ---------      ---------   ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS...................     $ (1,149)       $ 19,306       $  (5,122)     $ 282,216   $  463,768
                                    ========        ========       =========      =========   ==========





---------------------------------------------------------------------------------------------------------
                                     STRATEGIC                 OPPENHEIMER    DIVERSIFIED     LARGE CAP
                                      INCOME     HIGH INCOME   HIGH INCOME      INCOME          VALUE
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................    $29,354      $ 137,333     $ 43,190     $ 2,970,195    $  2,030,398
  Mortality and expense charges
  (note 3)........................     (5,543)       (15,869)      (5,273)       (659,539)       (968,132)
                                     --------     ----------    ---------    ------------   -------------
  Net investment income (loss)....     23,811        121,464       37,917       2,310,656       1,062,266
                                     --------     ----------    ---------    ------------   -------------
REALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain (loss) on sale of
  fund shares.....................      1,173            687        1,429         851,438       3,904,216
  Realized gain distributions.....         --            768           --       1,913,138       9,042,683
                                     --------     ----------    ---------    ------------   -------------
  Net realized gain (loss) on
  investments.....................      1,173          1,455        1,429       2,764,576      12,946,899
NET CHANGE IN UNREALIZED
  APPRECIATION OR (DEPRECIATION)
  ON INVESTMENTS:.................     (8,342)      (104,557)     (40,368)     (3,909,527)    (14,028,269)
                                     --------     ----------    ---------    ------------   -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS......................   $ 16,642     $   18,362    $  (1,022)   $  1,165,705   $     (19,104)
                                     ========     ==========    =========    ============   =============




--------

   (1) Commenced operations on May 1, 2007.


                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------
                                      LARGE CAP             MID CAP              MID CAP            SMALL CAP
                                       GROWTH                VALUE               GROWTH               VALUE
                                     SUBACCOUNT           SUBACCOUNT           SUBACCOUNT         SUBACCOUNT(2)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..............         $  161,347            $    91,689         $       --               $   179
  Mortality and expense charges
     (note 3)..................           (412,820)               (74,912)          (156,979)                  (68)
                                        ----------            -----------         ----------               -------
  Net investment income
     (loss)....................           (251,473)                16,777           (156,979)                  111
                                        ----------            -----------         ----------               -------
REALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain (loss) on sale
     of fund shares............            896,981                394,877            245,319                   (34)
  Realized gain distributions..          1,334,465              1,045,514          1,703,975                   229
                                        ----------            -----------         ----------               -------
  Net realized gain (loss) on
     investments...............          2,231,446              1,440,391          1,949,294                   195
NET CHANGE IN UNREALIZED
  APPRECIATION OR
  (DEPRECIATION) ON
  INVESTMENTS:.................          2,914,888             (1,439,694)          (526,981)               (2,062)
                                        ----------            -----------         ----------               -------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS...................          4,894,861                 17,474          1,265,334                (1,756)
                                        ==========            ===========         ==========               =======

-----------------------------------------------------
                                       SMALL CAP
                                         GROWTH
                                     SUBACCOUNT(2)
-----------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..............                 $  14
  Mortality and expense charges
     (note 3)..................                   (33)
                                                -----
  Net investment income
     (loss)....................                   (19)
                                                -----
REALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain (loss) on sale
     of fund shares............                    (1)
  Realized gain distributions..                    88
                                                -----
  Net realized gain (loss) on
     investments...............                    87
NET CHANGE IN UNREALIZED
  APPRECIATION OR
  (DEPRECIATION) ON
  INVESTMENTS:.................                  (548)
                                                -----
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS...................                  (480)
                                                =====





-----------------------------------------------------------------------------------------------------------------------
                                                           T. ROWE PRICE
                                GLOBAL     INTERNATIONAL   INTERNATIONAL       DEVELOPING
                              SECURITIES       STOCK           STOCK       MARKETS SECURITIES
                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........   $  22,429      $  98,511      $  158,482          $ 1,884
  Mortality and expense
     charges (note 3).......      (9,781)       (28,751)       (101,712)            (783)
                              ----------     ----------     -----------         --------
  Net investment income
     (loss).................      12,648         69,760          56,770            1,101
                              ----------     ----------     -----------         --------
REALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain (loss) on
     sale of fund shares....      21,270         50,053         381,630           19,941
  Realized gain
     distributions..........     339,900        508,555       1,273,520            6,472
                              ----------     ----------     -----------         --------
  Net realized gain (loss)
     on investments.........     361,170        558,608       1,655,150           26,413
NET CHANGE IN UNREALIZED
  APPRECIATION OR
  (DEPRECIATION) ON
  INVESTMENTS:..............    (326,031)      (352,487)       (444,270)          (6,256)
                              ----------     ----------     -----------         --------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS................  $   47,787     $  275,881     $ 1,267,650         $ 21,258
                              ==========     ==========     ===========         ========




--------

   (2) Commenced operations on May 1, 2007.


                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS


-------------------------------------------------------------------------------------------------------------
                           CONSERVATIVE ALLOCATION                     MODERATE ALLOCATION
                                SUBACCOUNT(1)                             SUBACCOUNT(1)
                                  YEAR ENDED                                YEAR ENDED
                              DECEMBER 31, 2007                         DECEMBER 31, 2007
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income
     (loss)..............          $   7,935                                $   15,377
  Net realized gain
     (loss) on
     investments.........                470                                     5,924
  Net change in
     unrealized
     appreciation or
     (depreciation) on
     investments.........             (9,554)                                   (1,995)
                                  ----------                               -----------
       Net increase
          (decrease) in
          net assets from
          operations.....             (1,149)                                   19,306
                                  ----------                               -----------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners.....             23,108                                   314,582
  Transfers between
     subaccounts
     (including fixed
     accounts), net......            429,708                                   935,405
  Transfers for contract
     benefits and
     terminations........                 --                                   (26,434)
  Contract charges and
     fees................             (3,165)                                  (34,853)
                                  ----------                               -----------
     Net increase
       (decrease) in net
       assets from
       contract
       transactions......            449,651                                 1,188,700
                                  ----------                               -----------
  Total increase
     (decrease) in net
     assets..............            448,502                                 1,208,006
NET ASSETS:
  Beginning of period....                 --                                        --
                                  ----------                               -----------
  Ending of period.......         $ $448,502                               $ 1,208,006
                                  ==========                               ===========





---------------------------------------------------------------------------------------------------------
                               AGGRESSIVE ALLOCATION
                                   SUBACCOUNT(1)                              MONEY MARKET SUBACCOUNT
                                     YEAR ENDED                            YEAR ENDED       YEAR ENDED
                                 DECEMBER 31, 2007                       DECEMBER 2007  DECEMBER 31, 2006
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income
     (loss)..................         $  3,728                             $   282,216      $   188,413
  Net realized gain (loss) on
     investments.............            3,930                                      --               --
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.............          (12,780)                                     --               --
                                     ---------                            ------------     ------------
       Net increase
          (decrease) in net
          assets from
          operations.........           (5,122)                                282,216          188,413
                                     ---------                            ------------     ------------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners.........          291,957                                 435,316          470,304
  Transfers between
     subaccounts (including
     fixed accounts), net....          193,061                                 603,950          414,009
  Transfers for contract
     benefits and
     terminations............               --                              (1,220,976)      (1,116,495)
  Contract charges and fees..          (11,161)                               (375,261)        (344,933)
                                     ---------                            ------------     ------------
     Net increase (decrease)
       in net assets from
       contract
       transactions..........          473,857                                (556,971)        (577,115)
                                     ---------                            ------------     ------------
  Total increase (decrease)
     in net assets...........          468,735                                (274,755)        (388,702)
NET ASSETS:
  Beginning of period........               --                               5,735,597        6,124,299
                                     ---------                            ------------     ------------
  Ending of period...........        $ 468,735                            $  5,460,842     $  5,735,597
                                     =========                            ============     ============




--------

   (1) Commenced operations on May 1, 2007.


                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

------------------------------------------------------------------------------------------------------------
                                          BOND SUBACCOUNT                   STRATEGIC INCOME SUBACCOUNT
                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2007   DECEMBER 31, 2006   DECEMBER 31, 2007   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income
     (loss)..................      $   366,409         $   397,638          $ 23,811            $ 26,627
  Net realized gain (loss) on
     investments.............          (23,274)            (19,195)            1,173               5,497
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.............          120,633             (39,440)           (8,342)              1,941
                                  ------------        ------------         ---------           ---------
       Net increase
          (decrease) in net
          assets from
          operations.........          463,768             339,003            16,642              34,065
                                  ------------        ------------         ---------           ---------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners.........          719,591             801,986               122                 385
  Transfers between
     subaccounts (including
     fixed accounts), net....          218,946             417,930            (5,602)             (1,399)
  Transfers for contract
     benefits and
     terminations............         (448,432)           (828,415)           (6,153)            (12,770)
  Contract charges and fees..         (545,964)           (552,995)          (20,768)            (21,747)
                                  ------------        ------------         ---------           ---------
     Net increase (decrease)
       in net assets from
       contract
       transactions..........          (55,859)           (161,494)          (32,401)            (35,531)
                                  ------------        ------------         ---------           ---------
  Total increase (decrease)
     in net assets...........          407,909             177,509           (15,759)             (1,466)
NET ASSETS:
  Beginning of period........       11,261,348          11,083,839           619,122             620,588
                                  ------------        ------------         ---------           ---------
  Ending of period...........     $ 11,669,257        $ 11,261,348         $ 603,363           $ 619,122
                                  ============        ============         =========           =========




------------------------------------------------------------------------------------------------------------
                                       HIGH INCOME SUBACCOUNT            OPPENHEIMER HIGH INCOME SUBACCOUNT
                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2007   DECEMBER 31, 2006   DECEMBER 31, 2007   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income
     (loss)..................      $  121,464          $  101,957           $  37,917           $ 41,639
  Net realized gain (loss) on
     investments.............           1,455               2,383               1,429                274
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.............        (104,557)             16,503             (40,368)             8,360
                                  -----------         -----------          ----------          ---------
       Net increase
          (decrease) in net
          assets from
          operations.........          18,362             120,843              (1,022)            50,273
                                  -----------         -----------          ----------          ---------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners.........         195,480             235,614                  --                 --
  Transfers between
     subaccounts (including
     fixed accounts), net....        (129,769)            211,735            (114,270)           (27,155)
  Transfers for contract
     benefits and
     terminations............         (26,332)            (29,811)             (9,582)           (20,462)
  Contract charges and fees..         (80,498)            (71,938)            (17,336)           (20,328)
                                  -----------         -----------          ----------          ---------
     Net increase (decrease)
       in net assets from
       contract
       transactions..........         (41,119)            345,600            (141,188)           (67,945)
                                  -----------         -----------          ----------          ---------
  Total increase (decrease)
     in net assets...........         (22,757)            466,443            (142,210)           (17,672)
NET ASSETS:
  Beginning of period........       1,704,245           1,237,802             613,520            631,192
                                  -----------         -----------          ----------          ---------
  Ending of period...........     $ 1,681,488         $ 1,704,245          $  471,310          $ 613,520
                                  ===========         ===========          ==========          =========





                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

------------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED INCOME SUBACCOUNT             LARGE CAP VALUE SUBACCOUNT
                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2007   DECEMBER 31, 2006   DECEMBER 31, 2007   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income
     (loss)..................      $ 2,310,656         $ 1,250,152        $  1,062,266        $  1,004,642
  Net realized gain (loss) on
     investments.............        2,764,576          10,137,055          12,946,899           9,918,074
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.............       (3,909,527)         (5,007,690)        (14,028,269)          7,395,469
                                  ------------        ------------       -------------       -------------
       Net increase
          (decrease) in net
          assets from
          operations.........        1,165,705           6,379,517             (19,104)         18,318,185
                                  ------------        ------------       -------------       -------------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners.........        5,130,585           5,552,114           6,527,262           7,030,168
  Transfers between
     subaccounts (including
     fixed accounts), net....          (75,107)           (965,322)         (1,147,552)         (1,343,259)
  Transfers for contract
     benefits and
     terminations............       (6,184,357)         (7,360,055)         (8,360,455)         (8,236,912)
  Contract charges and fees..       (4,389,187)         (4,593,883)         (4,915,512)         (4,988,668)
                                  ------------        ------------       -------------       -------------
     Net increase (decrease)
       in net assets from
       contract
       transactions..........       (5,518,066)         (7,367,146)         (7,896,257)         (7,538,671)
                                  ------------        ------------       -------------       -------------
  Total increase (decrease)
     in net assets...........       (4,352,361)           (987,629)         (7,915,361)         10,779,514
NET ASSETS:
  Beginning of period........       74,790,609          75,778,238         108,376,873          97,597,359
                                  ------------        ------------       -------------       -------------
  Ending of period...........     $ 70,438,248        $ 74,790,609       $ 100,461,512       $ 108,376,873
                                  ============        ============       =============       =============




------------------------------------------------------------------------------------------------------------
                                    LARGE CAP GROWTH SUBACCOUNT               MID CAP VALUE SUBACCOUNT
                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2007   DECEMBER 31, 2006   DECEMBER 31, 2007   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income
     (loss)..................      $  (251,473)        $  (229,765)        $    16,777         $      (308)
  Net realized gain (loss) on
     investments.............        2,231,446             497,723           1,440,391           1,472,094
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.............        2,914,888           2,627,928          (1,439,694)           (238,676)
                                  ------------        ------------        ------------        ------------
     Net increase (decrease)
       in net assets from
       operations............        4,894,861           2,895,886              17,474           1,233,110
                                  ------------        ------------        ------------        ------------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners.........        3,569,039           3,920,972             850,488             851,628
  Transfers between
     subaccounts (including
     fixed accounts), net....         (311,758)           (544,695)          1,091,703          (1,235,756)
  Transfers for contract
     benefits and
     terminations............       (3,513,047)         (4,317,775)           (318,022)           (284,751)
  Contract charges and fees..       (2,252,921)         (2,336,334)           (497,855)           (505,406)
                                  ------------        ------------        ------------        ------------
     Net increase (decrease)
       in net assets from
       contract
       transactions..........       (2,508,687)         (3,277,832)          1,126,314          (1,174,285)
                                  ------------        ------------        ------------        ------------
  Total increase (decrease)
     in net assets...........        2,386,174            (381,946)          1,143,788              58,825
NET ASSETS:
  Beginning of period........       43,994,418          44,376,364           7,680,110           7,621,285
                                  ------------        ------------        ------------        ------------
  Ending of period...........     $ 46,380,592        $ 43,994,418        $  8,823,898        $  7,680,110
                                  ============        ============        ============        ============





                 See accompanying Notes to Financial Statements.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

------------------------------------------------------------------------------------------------------------
                                                                        SMALL CAP VALUE
                                     MID CAP GROWTH SUBACCOUNT           SUBACCOUNT(1)
                                   YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2007   DECEMBER 31, 2006   DECEMBER 31, 2007
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income
     (loss)..................      $  (156,979)        $  (140,594)              111
  Net realized gain (loss) on
     investments.............        1,949,294           4,111,682               195
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.............         (526,981)         (2,397,549)           (2,062)
                                  ------------        ------------          --------
       Net increase
          (decrease) in net
          assets from
          operations.........        1,265,334           1,573,539            (1,756)
                                  ------------        ------------          --------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners.........        1,493,519           1,702,020            16,384
  Transfers between
     subaccounts (including
     fixed accounts), net....          (38,950)           (258,652)            6,449
  Transfers for contract
     benefits and
     terminations............       (1,497,887)         (1,436,232)             (354)
  Contract charges and fees..         (975,666)           (969,685)             (600)
                                  ------------        ------------          --------
     Net increase (decrease)
       in net assets from
       contract
       transactions..........       (1,018,984)           (962,549)           21,879
                                  ------------        ------------          --------
  Total increase (decrease)
     in net assets...........          246,350             610,990            20,123
NET ASSETS:
  Beginning of period........       16,376,116          15,765,126                --
                                  ------------        ------------          --------
  Ending of period...........     $ 16,622,466        $ 16,376,116          $ 20,123
                                  ============        ============          ========




-------------------------------------------------------------------------------------------------------------
                                SMALL CAP GROWTH
                                 SUBACCOUNT(1)                               GLOBAL SECURITIES SUBACCOUNT
                                   YEAR ENDED                               YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 2007                        DECEMBER 31, 2007   DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income
     (loss)..................            (19)                               $   12,648           $ 23,889
  Net realized gain (loss) on
     investments.............             87                                   361,170             33,202
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments.............           (548)                                 (326,031)            69,487
                                    --------                               -----------          ---------
       Net increase
          (decrease) in net
          assets from
          operations.........           (480)                                   47,787            126,578
                                    --------                               -----------          ---------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners.........         12,579                                   221,301            254,829
  Transfers between
     subaccounts (including
     fixed accounts), net....          1,497                                   (33,810)            92,480
  Transfers for contract
     benefits and
     terminations............           (187)                                  (36,495)           (26,013)
  Contract charges and fees..           (469)                                  (75,840)           (59,780)
                                    --------                               -----------          ---------
     Net increase (decrease)
       in net assets from
       contract
       transactions..........         13,420                                    75,156            261,516
                                    --------                               -----------          ---------
  Total increase (decrease)
     in net assets...........         12,940                                   122,943            388,094
NET ASSETS:
  Beginning of period........             --                                   978,578            590,484
                                    --------                               -----------          ---------
  Ending of period...........       $ 12,940                               $ 1,101,521          $ 978,578
                                    ========                               ===========          =========



--------

   (1) Commenced operations on May 1, 2007.


                 See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
                                                                                        T. ROWE PRICE
                                      INTERNATIONAL STOCK SUBACCOUNT            INTERNATIONAL STOCK SUBACCOUNT
                                      YEAR ENDED          YEAR ENDED           YEAR ENDED            YEAR ENDED
                                  DECEMBER 31, 2007   DECEMBER 31, 2006    DECEMBER 31, 2007     DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)..      $   69,760          $   15,255       $           56,770    $           30,870
  Net realized gain (loss) on
     investments................         558,608             276,619                1,655,150               321,225
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments................        (352,487)            169,681                 (444,270)            1,300,606
                                     -----------         -----------      -------------------   -------------------
       Net increase (decrease)
          in net assets from
          operations............         275,881             461,555                1,267,650             1,652,701
                                     -----------         -----------      -------------------   -------------------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners............         477,339             409,863                  633,025               677,132
  Transfers between subaccounts
     (including fixed accounts),
     net........................       1,645,637             283,742                  437,072               783,795
  Transfers for contract
     benefits and terminations..         (96,022)            (80,785)              (1,298,069)           (1,174,710)
  Contract charges and fees.....        (180,843)           (138,096)                (452,110)             (438,928)
                                     -----------         -----------      -------------------   -------------------
     Net increase (decrease) in
       net assets from contract
       transactions.............       1,846,111             474,724                 (680,082)             (152,711)
                                     -----------         -----------      -------------------   -------------------
  Total increase (decrease) in
     net assets.................       2,121,992             936,279                  587,568             1,499,990
NET ASSETS:
  Beginning of period...........       2,687,349           1,751,070               10,804,991             9,305,001
                                     -----------         -----------      -------------------   -------------------
  Ending of period..............     $ 4,809,341         $ 2,687,349      $        11,392,559   $        10,804,991
                                     ===========         ===========      ===================   ===================


-------------------------------------------------------------------------------------------------------------------
                                            DEVELOPING MARKETS
                                          SECURITIES SUBACCOUNT
                                      YEAR ENDED
                                  DECEMBER 31, 2007       YEAR ENDED
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)..      $    1,101          $      254
  Net realized gain (loss) on
     investments................          26,413              17,384
  Net change in unrealized
     appreciation or
     (depreciation) on
     investments................          (6,256)              3,499
                                     -----------         -----------
       Net increase (decrease)
          in net assets from
          operations............          21,258              21,137
                                     -----------         -----------
CONTRACT TRANSACTIONS:
  Payments received from
     contract owners............              --                  --
  Transfers between subaccounts
     (including fixed accounts),
     net........................         (13,017)             (2,968)
  Transfers for contract
     benefits and terminations..         (11,957)            (20,825)
  Contract charges and fees.....          (6,186)             (7,124)
                                     -----------         -----------
     Net increase (decrease) in
       net assets from contract
       transactions.............         (31,160)            (30,917)
                                     -----------         -----------
  Total increase (decrease) in
     net assets.................          (9,902)             (9,780)
NET ASSETS:
  Beginning of period...........          89,959              99,739
                                     -----------         -----------
  Ending of period..............     $    80,057         $    89,959
                                     ===========         ===========


                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


(1) ORGANIZATION

     The CUNA Mutual Variable Life Insurance Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities Exchange Commission (SEC).

     The Account was initially established as a separate account of the CUNA Mutual Life Insurance Company (CMLIC), a mutual life insurance company, to receive and invest net premiums paid by policyholders to CMLIC under flexible premium variable life insurance policies issued by CMLIC. Through December 31, 2007 CMLIC was joined in an agreement of permanent affiliation with CUNA Mutual Life Insurance Society (CMIS), a mutual life insurance company; the companies had a common management team and board of directors. On December 31, 2007, CMLIC and CMIS legally merged into a single entity, CMIS (the Company).

     Although the assets of the Account are the property of the Company, those assets attributable to the policies are segregated and may not be used to satisfy other liabilities arising out of any other business which the Company may conduct.

     The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in the Company's general account to cover death benefits in excess of the accumulated value.

     The Account currently has two variable products: MEMBERS(R) Variable Universal Life (Type 1) and MEMBERS(R) Variable Universal Life II (Type 2).

     The accompanying financial statements include only the policyholder deposits applicable to the variable portions of the policies and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

     Investments

     The Account currently is divided into nineteen subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund (the term fund is used to mean an investment portfolio, i.e., Ultra Series Fund (Class Z shares), T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Accounts Trust, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests). The net investment income, and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Account invests in shares of certain funds within the Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has fifteen funds available as investment options under the policies. MFS(R) Variable Insurance Trust(SM), T. Rowe Price International Series, Inc., Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust each have one fund available as an investment option. T. Rowe Price International Series, Inc., Ultra Series Fund, MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies.

     MEMBERS Capital Advisors, Inc., a wholly owned subsidiary of the company, serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund.

     T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Strategic Income Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).

     Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Franklin Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

     Investment Valuation

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Transactions are recorded on a trade date basis. Realized gains and losses from security transactions are reported on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

     Federal Income Taxes

     The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent the earnings are credited under the contracts. Accordingly, no charge for income tax is currently recorded to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(3) FEES AND CHARGES

     Policy Charges

     In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each policy.

     ADMINISTRATIVE FEE: The Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, the Company may assess each policy a monthly administrative fee. This fee on an annual basis is $0.45 per $1,000 of specified amount for the first 10 policy years. These charges are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

     DEFERRED CONTINGENT SALES AND ADMINISTRATIVE CHARGES: For the Type 1 product, the sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in the general account of the Company in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by transfer allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with the Company crediting additional amounts at its discretion.

     For Type 2 product, a surrender charge is deducted to reimburse the Company for sales expenses and policy issue expenses, including but not limited to sales representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. The surrender charges are deducted from the proceeds in the event of a complete surrender of the policy during the first nine policy years or the first nine years following an increase in specified amount. If the policy is not surrendered in the first nine policy years or the first nine years following an increase in specified amount, there is no charge. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

     POLICY FEE: The Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee in the amount of $6 per month ($3 per month for issue ages 0-19 for the Type I product only) to recover these expenses. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

     COST OF INSURANCE AND ADDITIONAL BENEFITS PROVIDED: The Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option, the specified amount, and the cash value, as described in the Account's prospectus. Several riders are available on the contracts that provide additional benefits, including Children's Insurance, Guaranteed Insurability, Accidental Death Benefit, Other Insured term rider, and Disability Waiver of Deductions or Premium. These charges are deducted each month and can vary based on the amount of additional benefit selected, age of the insured (or other insured) and amount of other policy deductions in the case of the Waiver benefit. The prospectus and contract describe these charges in more detail. These expenses are included in Contract Charges and Fees on the accompanying Statement of Changes in Net Assets.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Account Charges

     MORTALITY AND EXPENSE CHARGE: The Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges will be deducted by the Company in return for its assumption of risks associated with mortality experience or excess administrative expenses in connection with policies issued. These expenses are included in the Mortality and Expense Charges on the accompanying Statement of Operations.

(4) PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:


----------------------------------------------------------------------------------------
                                                              PURCHASES         SALES
----------------------------------------------------------------------------------------
Conservative Allocation Fund(1)..........................   $    461,886    $      3,497
Moderate Allocation Fund(1)..............................      1,234,616          24,309
Aggressive Allocation Fund(1)............................        488,434           6,588
Money Market Fund........................................      4,220,803       4,494,669
Bond Fund................................................      1,786,798       1,475,468
Strategic Income Series..................................         29,335          37,907
High Income Fund.........................................        330,335         249,151
Oppenheimer High Income Fund.............................         43,186         146,536
Diversified Income Fund..................................      7,298,163       8,591,882
Large Cap Value Fund.....................................     15,630,224      13,422,187
Large Cap Growth Fund....................................      3,444,859       4,866,527
Mid Cap Value Fund.......................................      4,378,388       2,189,505
Mid Cap Growth Fund......................................      2,696,099       2,167,127
Small Cap Value Fund.....................................         23,070             836
Small Cap Growth Fund(1).................................         14,053             553
Global Securities Fund(1)................................        545,287         117,429
International Stock Fund.................................      2,689,016         263,154
T. Rowe Price International Stock Portfolio..............      2,166,445       1,515,063
Developing Markets Securities Fund.......................          8,335          31,921


--------

   (1) Commenced operations on May 1, 2007.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5) CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding for the years ended December 31, 2006 and 2007 were as follows:


--------------------------------------------------------------------------------------------------------------------------
                                  CONSERVATIVE                  MODERATE                   AGGRESSIVE             MONEY
                                   ALLOCATION                  ALLOCATION                  ALLOCATION             MARKET
                                  SUBACCOUNT(1)               SUBACCOUNT(1)               SUBACCOUNT(1)         SUBACCOUNT
                           --------------------------  --------------------------  --------------------------  -----------
                              TYPE 1*       TYPE 2        TYPE 1*       TYPE 2        TYPE 1*       TYPE 2        TYPE 1
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2005......                                                                                          145,599
Units sold...............                                                                                           22,327
Units repurchased........                                                                                          (89,330)
                                         ------------                ------------                ------------      -------
Units outstanding at
  December 31, 2006......                          --                          --                          --       78,596
Units sold...............                      45,114                     126,491                      48,340       37,904
Units repurchased........                        (376)                     (6,173)                     (1,141)     (33,636)
                                         ------------                ------------                ------------      -------
Units outstanding at
  December 31, 2007......                      44,738                     120,318                      47,199       82,864
                                         ============                ============                ============      =======

---------------------------------------
                               MONEY
                              MARKET
                            SUBACCOUNT
                           ------------
                              TYPE 2
---------------------------------------
Units outstanding at
  December 31, 2005......       262,985
Units sold...............       196,634
Units repurchased........      (115,857)
                               --------
Units outstanding at
  December 31, 2006......       343,762
Units sold...............       320,549
Units repurchased........      (370,441)
                               --------
Units outstanding at
  December 31, 2007......       293,870
                               ========




--------

   (1) Commenced operations on May 1, 2007.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 OPPENHEIMER
                                                                                                                    HIGH
                                         BOND                 STRATEGIC INCOME              HIGH INCOME            INCOME
                                      SUBACCOUNT                 SUBACCOUNT                 SUBACCOUNT           SUBACCOUNT
                              -------------------------  -------------------------  --------------------------  ------------
                                 TYPE 1       TYPE 2        TYPE 1       TYPE 2        TYPE 1*       TYPE 2        TYPE 1*
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2005.........      175,105       356,344       37,396           915                     103,738
Units sold..................       23,392       204,942           23            --                     112,794
Units repurchased...........      (35,269)     (184,037)      (2,078)         (114)                    (84,581)
                                  -------      --------       ------          ----                    --------
Units outstanding at
  December 31, 2006.........      163,228       377,249       35,341           801                     131,951
Units sold..................       32,051       200,612            7            --                      96,912
Units repurchased...........      (31,052)     (207,254)      (1,598)         (317)                   (100,211)
                                  -------      --------       ------          ----                    --------
Units outstanding at
  December 31, 2007.........      164,227       370,607       33,750           484                     128,652
                                  =======      ========       ======          ====                    ========

------------------------------------------
                               OPPENHEIMER
                                  HIGH
                                 INCOME
                               SUBACCOUNT
                              ------------
                                 TYPE 2
------------------------------------------
Units outstanding at
  December 31, 2005.........        50,192
Units sold..................            --
Units repurchased...........        (5,207)
                                   -------
Units outstanding at
  December 31, 2006.........        44,985
Units sold..................            --
Units repurchased...........       (10,077)
                                   -------
Units outstanding at
  December 31, 2007.........        34,908
                                   =======





---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MID CAP
                                  DIVERSIFIED INCOME          LARGE CAP VALUE           LARGE CAP GROWTH           VALUE
                                      SUBACCOUNT                SUBACCOUNT                 SUBACCOUNT           SUBACCOUNT
                              -------------------------  ------------------------  --------------------------  ------------
                                 TYPE 1       TYPE 2        TYPE 1       TYPE 2       TYPE 1        TYPE 2        TYPE 1*
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2005.........    1,189,421       919,992    1,021,616    1,367,777    1,257,731        984,645
Units sold..................      112,809       321,395       93,237      490,495      128,581        418,829
Units repurchased...........     (237,572)     (348,055)    (161,256)    (621,082)    (251,157)      (395,865)
                                ---------      --------    ---------    ---------    ---------      ---------
Units outstanding at
  December 31, 2006.........    1,064,658       893,332      953,597    1,237,190    1,135,155      1,007,609
Units sold..................       91,535       329,475       65,403      705,585      118,112        427,332
Units repurchased...........     (173,723)     (372,150)    (152,575)    (627,573)    (184,976)      (461,562)
                                ---------      --------    ---------    ---------    ---------      ---------
Units outstanding at
  December 31, 2007.........      982,470       850,657      866,425    1,315,202    1,068,291        973,379
                                =========      ========    =========    =========    =========      =========

------------------------------------------
                                 MID CAP
                                  VALUE
                               SUBACCOUNT
                              ------------
                                 TYPE 2
------------------------------------------
Units outstanding at
  December 31, 2005.........       405,787
Units sold..................       158,833
Units repurchased...........      (211,880)
                                  --------
Units outstanding at
  December 31, 2006.........      352,740
Units sold..................       278,976
Units repurchased...........      (223,778)
                                  --------
Units outstanding at
  December 31, 2007.........       407,938
                                  ========


                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------
                                              MID CAP GROWTH                                  SMALL CAP VALUE
                                                SUBACCOUNT                                     SUBACCOUNT(1)
                              ----------------------------------------------  ----------------------------------------------
                                      TYPE 1                  TYPE 2                  TYPE 1*                 TYPE 2
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2005.........            715,853                 317,712
Units sold..................            118,659                 186,094
Units repurchased...........           (195,405)               (170,382)
                                       --------                --------                                    ------------
Units outstanding at
  December 31, 2006.........            639,107                 333,424                                              --
Units sold..................             78,311                 163,995                                           3,672
Units repurchased...........           (117,830)               (178,417)                                         (1,393)
                                       --------                --------                                    ------------
Units outstanding at
  December 31, 2007.........            599,588                 319,002                                           2,279
                                       ========                ========                                    ============

------------------------------------------------------------------------------------
                                   SMALL CAP GROWTH            GLOBAL SECURITIES
                                     SUBACCOUNT(1)                SUBACCOUNT
                              --------------------------  --------------------------
                                 TYPE 1*       TYPE 2        TYPE 1*       TYPE 2
------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2005.........                                                  31,740
Units sold..................                                                  55,034
Units repurchased...........                                                 (41,562)
                                            ------------                     -------
Units outstanding at
  December 31, 2006.........                          --                      45,212
Units sold..................                       2,676                      57,658
Units repurchased...........                      (1,307)                    (54,319)
                                            ------------                     -------
Units outstanding at
  December 31, 2007.........                       1,369                      48,551
                                            ============                     =======




----------------------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL STOCK                                T. ROWE PRICE
                                                SUBACCOUNT                            INTERNATIONAL STOCK SUBACCOUNT
                              ----------------------------------------------  ----------------------------------------------
                                      TYPE 1*                 TYPE 2                  TYPE 1                  TYPE 2
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2005.........                                     97,195                 540,712                  70,273
Units sold..................                                     89,200                 141,259                      --
Units repurchased...........                                    (65,222)               (144,762)                 (9,943)
                                                                -------                --------                 -------
Units outstanding at
  December 31, 2006.........                                    121,173                 537,209                  60,330
Units sold..................                                    154,505                  75,438                      --
Units repurchased...........                                    (79,297)               (101,732)                (12,279)
                                                                -------                --------                 -------
Units outstanding at
  December 31, 2007.........                                    196,381                 510,915                  48,051
                                                                =======                ========                 =======

------------------------------------------------------------------------------------
                                  DEVELOPING MARKETS
                                      SECURITIES
                                      SUBACCOUNT
                              --------------------------
                                 TYPE 1*       TYPE 2
------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2005.........                       6,589
Units sold..................                          --
Units repurchased...........                      (1,908)
                                                  ------
Units outstanding at
  December 31, 2006.........                       4,681
Units sold..................                          --
Units repurchased...........                      (1,418)
                                                  ------
Units outstanding at
  December 31, 2007.........                       3,263
                                                  ======



--------
   (1) Commenced operations on May 1, 2007.

* This fund not available in this product type.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6) CONDENSED FINANCIAL INFORMATION

     There are two variable products as listed in Note 1.

     The following table displays the financial information for each subaccount offered by the two products in the Account.

---------------------------------------------------------------------------------------------------------------------------------
                                                        CONSERVATIVE ALLOCATION SUBACCOUNT

                         2007
                 --------------------
                  TYPE 1*   TYPE 2***
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....               $10.00

  End of
     period....               $10.03

Net Assets at
  end of period
  (000's)......                 $449

Units
  outstanding
  at end of
  period
  (000's)......                   45

Total
  return(1)....                0.30%**

Investment
  income
  ratio(2).....                3.98%

Expense
  ratio(3).....                0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                          MODERATE ALLOCATION SUBACCOUNT

                         2007
                 --------------------
                  TYPE 1*   TYPE 2***
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....               $10.00

  End of
     period....               $10.04

Net Assets at
  end of period
  (000's)......               $1,208

Units
  outstanding
  at end of
  period
  (000's)......                  120

Total
  return(1)....                0.40%**

Investment
  income
  ratio(2).....                2.67%

Expense
  ratio(3).....                0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                         AGGRESSIVE ALLOCATION SUBACCOUNT

                         2007
                 --------------------
                  TYPE 1*   TYPE 2***
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....               $10.00

  End of
     period....                $9.93

Net Assets at
  end of period
  (000's)......                  $47

Units
  outstanding
  at end of
  period
  (000's)......                   47

Total
  return(1)....               (0.70%)**

Investment
  income
  ratio(2).....                2.22%

Expense
  ratio(3).....                0.90%



                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                              MONEY MARKET SUBACCOUNT
                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                   TYPE 1     TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1     TYPE 2       TYPE 1         TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of
     period....    $22.89     $11.45     $22.10    $11.05    $21.69    $10.85    $21.69     $10.85       $21.72        $10.87
  End of
     period....
  End of
     period....    $23.76     $11.88     $22.89    $11.45    $22.10    $11.05    $21.69     $10.85       $21.69        $10.85
Net Assets at
  end of period
  (000's)......    $1,969     $3,492     $1,800    $3,936    $3,218    $2,906    $2,275     $3,103       $2,463        $2,628
Units
  outstanding
  at end of
  period
  (000's)......        83        294         79       344       146       263       105        286          114           242
Total
  return(1)....     3.80%      3.76%      3.57%     3.62%     1.89%     1.84%     0.05%      0.00%       (0.14%)       (0.18%)
Investment
  income
  ratio(2).....     4.54%      4.54%      4.38%     4.38%     2.77%     2.77%     0.91%      0.91%        0.76%         0.76%
Expense
  ratio(3).....     0.90%      0.90%      0.90%     0.90%     0.90%     0.90%     0.90%      0.90%        0.90%         0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                                  BOND SUBACCOUNT

                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                   TYPE 1     TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1     TYPE 2       TYPE 1         TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....    $37.65     $13.56     $36.53    $13.15    $35.95    $12.95    $35.10     $12.64       $34.37        $12.38

  End of
     period....    $39.20     $14.12     $37.65    $13.56    $36.53    $13.15    $35.95     $12.95       $35.10        $12.64

Net Assets at
  end of period
  (000's)......    $6,436     $5,233     $6,146    $5,115    $6,398    $4,686    $6,116     $5,255       $6,406        $4,593

Units
  outstanding
  at end of
  period
  (000's)......       164        371        163       377       175       356       170        406          183           363

Total
  return(1)....     4.12%      4.13%      3.07%     3.12%     1.61%     1.54%     2.42%      2.45%        2.12%         2.10%

Investment
  income
  ratio(2).....     4.04%      4.04%      4.49%     4.49%     3.87%     3.87%     4.23%      4.23%        4.59%         4.59%

Expense
  ratio(3).....     0.90%      0.90%      0.90%     0.90%     0.90%     0.90%     0.90%      0.90%        0.90%         0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                            STRATEGIC INCOME SUBACCOUNT

                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                   TYPE 1     TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1     TYPE 2       TYPE 1         TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....    $17.19     $14.46     $16.26    $13.68    $16.10    $13.54    $15.08     $12.69       $13.79        $11.60

  End of
     period....    $17.66     $14.86     $17.19    $14.46    $16.26    $13.68    $16.10     $13.54       $15.08        $12.69

Net Assets at
  end of period
  (000's)......      $596         $7       $608       $12      $608       $13      $640        $13         $631           $13

Units
  outstanding
  at end of
  period
  (000's)......        34         .5         35         1        37         1        40          1           42             1

Total
  return(1)....     2.73%      2.77%      5.72%     5.70%     0.99%     1.03%     6.76%      6.70%        9.35%         9.40%

Investment
  income
  ratio(2).....     4.79%      4.79%      5.24%     5.24%     6.81%     6.81%     5.16%      5.16%        5.19%         5.19%

Expense
  ratio(3).....     0.90%      0.90%      0.90%     0.90%     0.90%     0.90%     0.90%      0.90%        0.90%         0.90%



                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                              HIGH INCOME SUBACCOUNT

                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                  TYPE 1*     TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*    TYPE 2       TYPE 1*      TYPE 2****
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....               $12.92               $11.93              $11.74               $10.88                     $10.00

  End of
     period....               $13.07               $12.92              $11.93               $11.74                     $10.88

Net Assets at
  end of period
  (000's)......               $1,681               $1,704              $1,238                 $997                       $414

Units
  outstanding
  at end of
  period
  (000's)......                  129                  132                 104                   85                         38

Total
  return(1)....                1.16%                8.30%               1.62%                7.90%                      8.80%**

Investment
  income
  ratio(2).....                7.85%                7.68%               6.75%                8.89%                     10.92%

Expense
  ratio(3).....                0.90%                0.90%               0.90%                0.90%                      0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                        OPPENHEIMER HIGH INCOME SUBACCOUNT

                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                  TYPE 1*     TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*    TYPE 2       TYPE 1*        TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....               $13.64               $12.58              $12.40               $11.48                      $9.35

  End of
     period....               $13.50               $13.64              $12.58               $12.40                     $11.48

Net Assets at
  end of period
  (000's)......                 $471                 $614                $631                 $670                       $781

Units
  outstanding
  at end of
  period
  (000's)......                   35                   45                  50                   54                         68

Total
  return(1)....               (1.03%)               8.43%               1.45%                8.01%                     22.78%

Investment
  income
  ratio(2).....                7.44%                7.55%               6.50%                6.26%                      7.20%

Expense
  ratio(3).....                0.90%                0.90%               0.90%                0.90%                      0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                           DIVERSIFIED INCOME SUBACCOUNT

                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                   TYPE 1     TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1     TYPE 2       TYPE 1        TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....    $59.96     $12.27     $55.01    $11.25    $53.42    $10.93    $49.75     $10.18       $42.97         $8.79

  End of
     period....    $60.91     $12.46     $59.96    $12.27    $55.01    $11.25    $53.42     $10.93       $49.75        $10.18

Net Assets at
  end of period
  (000's)......   $59,839    $10,599    $63,829   $10,961   $65,428   $10,350   $67,268     $9,445      $67,334        $8,209

Units
  outstanding
  at end of
  period
  (000's)......       982        851      1,065       893     1,189       920     1,259        864        1,353           806

Total
  return(1)....     1.58%      1.55%      9.00%     9.07%     2.98%     2.93%     7.38%      7.37%       15.78%        15.81%

Investment
  income
  ratio(2).....     4.08%      4.08%      2.58%     2.58%     2.26%     2.26%     2.30%      2.30%        2.65%         2.65%

Expense
  ratio(3).....     0.90%      0.90%      0.90%     0.90%     0.90%     0.90%     0.90%      0.90%        0.90%         0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                            LARGE CAP VALUE SUBACCOUNT
                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                   TYPE 1     TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1     TYPE 2       TYPE 1         TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of
     period....    $98.02     $12.05     $82.03    $10.08    $78.39     $9.64    $70.35      $8.65       $56.39         $6.93
  End of
     period....    $97.72     $12.01     $98.02    $12.05    $82.03    $10.08    $78.39      $9.64       $70.35         $8.65
Net Assets at
  end of period
  (000's)......   $84,666    $15,796    $93,469   $14,908   $83,810   $13,787   $84,453    $12,394      $79,537        $9,765
Units
  outstanding
  at end of
  period
  (000's)......       866      1,315        954     1,237     1,022     1,368     1,077      1,286        1,131         1,129
Total
  return(1)....    (0.31%)    (0.33%)    19.49%    19.54%     4.64%     4.56%    11.43%     11.45%       24.76%        24.82%
Investment
  income
  ratio(2).....     1.91%      1.91%      1.87%     1.87%     1.74%     1.74%     1.60%      1.60%        1.65%         1.65%
Expense
  ratio(3).....     0.90%      0.90%      0.90%     0.90%     0.90%     0.90%     0.90%      0.90%        0.90%         0.90%



                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                            LARGE CAP GROWTH SUBACCOUNT
                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                   TYPE 1     TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1     TYPE 2       TYPE 1         TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of
     period....    $30.02      $9.85     $28.07     $9.21    $27.66     $9.07    $25.62      $8.40       $20.01         $6.57
  End of
     period....    $33.43     $10.96     $30.02     $9.85    $28.07     $9.21    $27.66      $9.07       $25.62         $8.40
Net Assets at
  end of period
  (000's)......   $35,712    $10,668    $34,069    $9,925   $35,308    $9,069   $36,686     $8,745      $35,591        $6,677
Units
  outstanding
  at end of
  period
  (000's)......     1,068        973      1,135     1,008     1,258       985     1,326        964        1,389           795
Total
  return(1)....    11.36%     11.27%      6.95%     6.95%     1.48%     1.54%     7.96%      7.98%       28.04%        27.85%
Investment
  income
  ratio(2).....     0.35%      0.35%      0.37%     0.37%     0.92%     0.92%     0.73%      0.73%        0.50%         0.50%
Expense
  ratio(3).....     0.90%      0.90%      0.90%     0.90%     0.90%     0.90%     0.90%      0.90%        0.90%         0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                             MID CAP VALUE SUBACCOUNT
                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                  TYPE 1*     TYPE 2    TYPE 1*    TYPE 2   TYPE 1*    TYPE 2   TYPE 1*     TYPE 2      TYPE 1*        TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of
     period....               $21.77               $18.78              $17.18               $14.96                     $11.50
  End of
     period....               $21.63               $21.77              $18.78               $17.18                     $14.96
Net Assets at
  end of period
  (000's)......               $8,824               $7,680              $7,621               $6,693                     $4,978
Units
  outstanding
  at end of
  period
  (000's)......                  408                  353                 406                  390                        333
Total
  return(1)....               (0.64%)              15.92%               9.31%               14.84%                     30.09%
Investment
  income
  ratio(2).....                1.11%                0.89%               0.63%                1.07%                      0.53%
Expense
  ratio(3).....                0.90%                0.90%               0.90%                0.90%                      0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                             MID CAP GROWTH SUBACCOUNT

                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                   TYPE 1     TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1     TYPE 2     TYPE 1****     TYPE 2****
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....    $16.84     $16.84     $15.25    $15.25    $14.15    $14.15    $12.59     $12.59       $10.00        $10.00

  End of
     period....    $18.10     $18.09     $16.84    $16.84    $15.25    $15.25    $14.15     $14.15       $12.59        $12.59

Net Assets at
  end of period
  (000's)......   $10,852     $5,771    $10,761    $5,615   $10,920    $4,845   $10,564     $3,907       $9,492        $2,694

Units
  outstanding
  at end of
  period
  (000's)......       600        319        639       333       716       318       746        276          754           214

Total
  return(1)....     7.48%      7.42%     10.43%    10.43%     7.77%     7.77%    12.39%     12.39%       25.90%**      25.90%**

Investment
  income
  ratio(2).....     0.00%      0.00%      0.00%     0.00%     0.00%     0.00%     0.03%      0.03%        0.00%         0.00%

Expense
  ratio(3).....     0.90%      0.90%      0.90%     0.90%     0.90%     0.90%     0.90%      0.90%        0.90%         0.90%



                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                            SMALL CAP VALUE SUBACCOUNT

                         2007
                 --------------------
                  TYPE 1*   TYPE 2***
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....               $10.00

  End of
     period....                $8.83

Net Assets at
  end of period
  (000's)......                  $20

Units
  outstanding
  at end of
  period
  (000's)......                    2

Total
  return(1)....              (11.70%)**

Investment
  income
  ratio(2).....                1.38%

Expense
  ratio(3).....                0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                            SMALL CAP GROWTH SUBACCOUNT

                         2007
                 --------------------
                  TYPE 1*   TYPE 2***
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....               $10.00

  End of
     period....                $9.45

Net Assets at
  end of period
  (000's)......                  $13

Units
  outstanding
  at end of
  period
  (000's)......                    1

Total
  return(1)....               (5.50%)**

Investment
  income
  ratio(2).....                0.18%

Expense
  ratio(3).....                0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                           GLOBAL SECURITIES SUBACCOUNT

                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                  TYPE 1*     TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*    TYPE 2       TYPE 1*      TYPE 2****
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....               $21.64               $18.60              $16.47               $14.03                     $10.00

  End of
     period....               $22.69               $21.64              $18.60               $16.47                     $14.03

Net Assets at
  end of period
  (000's)......               $1,102                 $979                $590                 $286                        $53

Units
  outstanding
  at end of
  period
  (000's)......                   49                   45                  32                   17                          4

Total
  return(1)....                4.85%               16.34%              12.93%               17.39%                     40.30%**

Investment
  income
  ratio(2).....                2.07%                3.84%               0.82%                0.41%                      1.55%

Expense
  ratio(3).....                0.90%                0.90%               0.90%                0.90%                      0.90%



                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                          INTERNATIONAL STOCK SUBACCOUNT

                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                  TYPE 1*     TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*  TYPE 2****     TYPE 1*      TYPE 2****
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....               $22.18               $18.02              $15.60               $13.06                     $10.00

  End of
     period....               $24.49               $22.18              $18.02               $15.60                     $13.06

Net Assets at
  end of period
  (000's)......               $4,809               $2,687              $1,751               $1,111                       $441

Units
  outstanding
  at end of
  period
  (000's)......                  196                  121                  97                   71                         34

Total
  return(1)....               10.41%               23.09%              15.51%               19.45%                     30.60%**

Investment
  income
  ratio(2).....                3.03%                1.56%               1.41%                1.76%                      1.08%

Expense
  ratio(3).....                0.90%                0.90%               0.90%                0.90%                      0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                   T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT

                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                   TYPE 1     TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1     TYPE 2       TYPE 1         TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:

  Beginning of
     period....    $18.83     $11.40     $15.95     $9.66    $13.87     $8.40    $12.30      $7.45        $9.51         $5.76

  End of
     period....    $21.10     $12.77     $18.83    $11.40    $15.95     $9.66    $13.87      $8.40       $12.30         $7.45

Net Assets at
  end of period
  (000's)......   $10,779       $614    $10,117      $688    $8,626      $679    $7,593       $690       $6,786          $711

Units
  outstanding
  at end of
  period
  (000's)......       511         48        537        60       541        70       547         82          552            95

Total
  return(1)....    12.06%     12.02%     18.06%    18.01%    15.00%    15.00%    12.76%     12.75%       29.34%        29.34%

Investment
  income
  ratio(2).....     1.40%      1.40%      1.20%     1.20%     1.63%     1.63%     1.13%      1.13%        1.29%         1.29%

Expense
  ratio(3).....     0.90%      0.90%      0.90%     0.90%     0.90%     0.90%     0.90%      0.90%        0.90%         0.90%


---------------------------------------------------------------------------------------------------------------------------------
                                                     DEVELOPING MARKETS SECURITIES SUBACCOUNT
                 ----------------------------------------------------------------------------------------------------------------
                         2007                 2006                2005                 2004                      2003
                 --------------------  ------------------  ------------------  --------------------  ----------------------------
                  TYPE 1*     TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*    TYPE 2       TYPE 1*        TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
  Beginning of
     period....               $19.22               $15.14              $11.98                $9.70                      $6.39
  End of
     period....               $24.53               $19.22              $15.14               $11.98                      $9.70
Net Assets at
  end of period
  (000's)......                  $80                  $90                $100                 $117                       $133
Units
  outstanding
  at end of
  period
  (000's)......                    3                    5                   7                   10                         14
Total
  return(1)....               27.63%               26.95%              26.38%               23.51%                     51.80%
Investment
  income
  ratio(2).....                2.17%                1.18%               1.31%                1.84%                      1.15%
Expense
  ratio(3).....                0.90%                0.90%               0.90%                0.90%                      0.90%


(1) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation, if any, indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*     This subaccount not available in this product type.

**    Not annualized.

*** The VUL products added this investment option on May 1, 2007, with all subaccounts starting with a $10.00 unit price.

**** The VUL products added this investment option on May 1, 2003, with all subaccounts starting with a $10.00 unit price.

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(7)  RECENT ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), which is effective for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for income taxes recognized in the financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expects to take on a tax return. The Company adopted FIN 48 for the fiscal year ending December 31, 2007. There was no impact on the Company's financial statements of adopting FIN 48.

     In September 2006, FASB issued Statement of Accounting Standards No. 157, Fair Value Measurements ("SFAS No. 157"). This standard expands the disclosure that is required for the use of fair value to measure assets and liabilities. The new disclosure will focus on the inputs used to measure fair value and the effect, if any, on the measurements on earnings (or changes in net assets) for the period. SFAS 157 is effective for the Company for the year ending December 31, 2008. Management is currently evaluating the impact, if any, on the Company's financial statements of adopting SFAS 157.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Insurance Society and Contract Owners of CUNA Mutual Variable Life Insurance Account:

     We have audited the accompanying statements of assets and liabilities of the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Money Market, Bond, Strategic Income, High Income, Oppenheimer High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, Global Securities, International Stock, T. Rowe Price International Stock, and Developing Markets Subaccounts (the "Subaccounts") comprising CUNA Mutual Variable Life Insurance Account (the "Account") of CUNA Mutual Insurance Society as of December 31, 2007, and the related statements of operations for the period then ended and the statements of changes in net assets for the two periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Subaccounts are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual Subaccounts comprising CUNA Mutual Variable Life Insurance Account of the CUNA Mutual Insurance Society as of December 31, 2007, the results of their operations for the period then ended, and the changes in their net assets for the two periods ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 13, 2008

CUNA MUTUAL INSURANCE
SOCIETY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006 AND FOR THE
THREE YEARS ENDED DECEMBER 31, 2007
AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
CUNA Mutual Insurance Society:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Insurance Society and its subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of operations, comprehensive income, changes in policyholders' surplus, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the consolidated financial statements of The CUMIS Group Limited and subsidiaries ("CUMIS"), the Company's 87%-owned subsidiary, which statements reflect total assets of $1,238 million and $1,164 million at December 31, 2007 and 2006, respectively, and total revenues of $163 million, $131 million, and $174 million and total net income of $53 million, $17 million, and $13 million for the years ended December 31, 2007, 2006 and 2005, respectively. We also did not audit the financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The Company's equity investment in CMG's net assets was $118 million and $121 million at December 31, 2007 and 2006, respectively. The Company's equity in the net income of CMG was $15 million, $17 million, and $11 million for the years ended December 31, 2007, 2006, and 2005, respectively. The financial statements of CUMIS and CMG were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included in the consolidated financial statements for CUMIS and CMG, is based solely on the report of such other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based upon our audits and the reports of the other auditors, such financial statements present fairly, in all material respects, the consolidated financial position of CUNA Mutual Insurance Society and subsidiaries at December 31, 2007 and 2006, and the results of their operations and cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and defined pension and other postretirement plans in 2007.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 26, 2008

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2007 and 2006
(000s omitted)

                           ASSETS                                 2007          2006
                           ------                             -----------   -----------
CASH AND INVESTMENTS
   Debt securities, available for sale, at fair value
      (amortized cost 2007 - $5,944,461; 2006 - $6,458,310)   $ 5,705,846   $ 6,508,844
   Equity securities, available for sale, at fair value
      (amortized cost 2007 - $441,538; 2006 - $490,442)           467,757       624,559
   Equity in unconsolidated affiliates                            165,561       152,646
   Mortgage loans                                                 642,804       437,021
   Real estate, at cost less accumulated depreciation
      (2007 - $63,764; 2006 - $65,760)                             53,061        61,213
   Policy loans                                                   105,136       106,406
   Short-term investments                                         232,864       351,602
   Limited partnerships                                           245,485        85,097
   Other invested assets                                           95,726        15,609
                                                              -----------   -----------
TOTAL INVESTMENTS                                               7,714,240     8,342,997

   Cash and cash equivalents                                      607,209       246,280
                                                              -----------   -----------

TOTAL CASH AND INVESTMENTS                                      8,321,449     8,589,277

   Accrued investment income                                       73,329        77,341
   Premiums receivable                                            232,204       156,926
   Reinsurance recoverables                                       157,609       114,945
   Federal income taxes receivable                                     --        30,120
   Deferred policy acquisition costs                              734,316       658,775
   Office properties, equipment and computer software
      at cost less accumulated depreciation
      (2007 - $367,822; 2006 - $344,748)                          209,300       192,443
   Deferred tax asset, net                                        227,800        21,422
   Goodwill and other intangibles, net                             23,350        20,800
   Other assets and receivables                                   171,309       276,038
   Separate account assets                                      5,051,272     4,908,098
                                                              -----------   -----------
TOTAL ASSETS                                                  $15,201,938   $15,046,185
                                                              ===========   ===========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2007 and 2006
(000s omitted)

                                                             2007          2006
                                                         -----------   -----------
        LIABILITIES AND POLICYHOLDERS' SURPLUS
LIABILITIES
   Claim and policy benefit reserves - life and health   $ 2,785,007   $ 2,539,705
   Loss and loss adjustment expense reserves -
      property and casualty                                  458,702       428,753
   Policyholder account balances                           3,649,865     3,840,995
   Unearned premiums                                         503,024       554,661
   Dividends payable to policyholders                         18,136        16,082
   Reinsurance payable                                        23,420        19,888
   Federal income taxes payable                               15,046            --
   Accrued postretirement benefit liability                  188,053       192,407
   Accrued pension liability                                  83,737        33,012
   Accounts payable and other liabilities                    600,786       586,436
   Separate account liabilities                            5,051,272     4,908,098
                                                         -----------   -----------
TOTAL LIABILITIES                                         13,377,048    13,120,037
                                                         -----------   -----------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

MINORITY INTEREST                                             28,641        43,022
                                                         -----------   -----------

POLICYHOLDERS' SURPLUS
   Retained earnings                                       1,953,098     1,769,071
   Accumulated other comprehensive income (loss), net
      of tax (2007 - $(101,013); 2006- $24,149)             (156,849)      114,055
                                                         -----------   -----------
TOTAL POLICYHOLDERS' SURPLUS                               1,796,249     1,883,126
                                                         -----------   -----------
TOTAL LIABILITIES AND POLICYHOLDERS' SURPLUS             $15,201,938   $15,046,185
                                                         ===========   ===========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2007, 2006 and 2005
(000s omitted)

                                                                 2007         2006         2005
                                                              ----------   ----------   ----------
REVENUES:
   Life and health premiums                                   $1,262,066   $1,230,932   $1,204,398
   Property and casualty premiums                                712,035      561,084      489,601
   Net investment income                                         451,503      419,138      353,516
   Net realized investment gains (losses)                        (69,874)      22,349       20,624
   Contract charges                                               81,835       69,959       80,457
   Other income                                                  303,686      298,273      313,965
                                                              ----------   ----------   ----------
TOTAL REVENUES                                                 2,741,251    2,601,735    2,462,561
                                                              ----------   ----------   ----------
BENEFITS AND EXPENSES:
   Life and health insurance claims and benefits                 796,388      741,659      760,765
   Property and casualty insurance loss and loss adjustment
      expenses                                                   420,264      360,251      337,110
   Interest credited to policyholder account balances            150,710      149,137      149,479
   Policyholder dividends                                         30,173       29,300       29,223
   Operating and other expenses                                1,147,234    1,096,522    1,060,317
                                                              ----------   ----------   ----------
TOTAL BENEFITS AND EXPENSES                                    2,544,769    2,376,869    2,336,894
                                                              ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES,
   EQUITY IN INCOME OF UNCONSOLIDATED AFFILIATES AND
   MINORITY INTEREST                                             196,482      224,866      125,667
INCOME TAX EXPENSE                                                45,381       57,028       13,520
                                                              ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS BEFORE EQUITY IN INCOME
   OF UNCONSOLIDATED AFFILIATES AND MINORITY INTEREST            151,101      167,838      112,147
EQUITY IN INCOME OF UNCONSOLIDATED AFFILIATES, NET
   OF TAX (2007 - $200; 2006 - $2,314; 2005 - $6,578)             16,492       19,096       11,972
                                                              ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST       167,593      186,934      124,119
MINORITY INTEREST IN (INCOME) LOSS                                (1,841)      (3,153)       1,105
                                                              ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                165,752      183,781      125,224
GAIN FROM DISCONTINUED OPERATIONS, NET OF TAX
   (2007 - $9,945; 2006 - $433; 2005 - $3,435)                    17,875        2,820        1,988
                                                              ----------   ----------   ----------
NET INCOME                                                    $  183,627   $  186,601   $  127,212
                                                              ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2007, 2006 and 2005
(000s omitted)

                                                                           2007       2006       2005
                                                                        ---------   --------   --------
NET INCOME                                                              $ 183,627   $186,601   $127,212
                                                                        ---------   --------   --------
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
   Foreign currency translation gains (losses) arising during period,
      net of tax (2007 - $1,601; 2006 - $891; 2005 - ($944))               33,331        (60)     4,712
   Unrealized net holding (losses) arising during period, net of tax
      (2007 - $106,012; 2006 - $15,087; 2005 - $44,507)                  (210,871)   (35,298)   (79,092)
   Reclassification adjustment for (gains) losses included in net income, net of tax (2007 - $19,523; 2006 - ($12,192);
      2005 - ($1,769))                                                    (37,841)    38,397      2,758
   Change in minimum pension liability, net of tax
      (2007 - ($1,975); 2006 - ($9,756); 2005 - $11,591)                    3,667     18,369    (21,517)
                                                                        ---------   --------   --------
TOTAL OTHER COMPREHENSIVE INCOME (LOSS)                                  (211,714)    21,408    (93,139)
                                                                        ---------   --------   --------
COMPREHENSIVE INCOME (LOSS)                                             $ (28,087)  $208,009   $ 34,073
                                                                        =========   ========   ========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Changes in Policyholders' Surplus
Years Ended December 31, 2007, 2006 and 2005
(000s omitted)

                                                                   2007         2006         2005
                                                                ----------   ----------   ----------
RETAINED EARNINGS:
   Balance at beginning of year                                 $1,769,071   $1,582,470   $1,455,258
   Cumulative effect of change in accounting for income taxes          400           --           --
   Net income                                                      183,627      186,601      127,212
                                                                ----------   ----------   ----------
   Balance at end of year                                        1,953,098    1,769,071    1,582,470
                                                                ----------   ----------   ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   FOREIGN CURRENCY TRANSLATION GAINS (LOSSES):
      Balance at beginning of year                                   5,229        5,289          577
      Change in unrealized gains (losses) from foreign
         currency translation, net of tax (2007 - $1,601;
         2006 - $891; 2005 - ($944))                                33,331          (60)       4,712
                                                                ----------   ----------   ----------
      Balance at end of year                                        38,560        5,229        5,289
                                                                ----------   ----------   ----------
   UNREALIZED INVESTMENT GAINS (LOSSES):
      Balance at beginning of year                                 113,138      110,039      186,373
      Change in unrealized (losses) gains on investment
         securities, net of tax (2007- ($125,535);
         2006 - $2,895; 2005 - $42,738)                           (248,712)       3,099      (76,334)
                                                                ----------   ----------   ----------
      Balance at end of year                                      (135,574)     113,138      110,039
                                                                ----------   ----------   ----------
   MINIMUM PENSION LIABILITY:
      Balance at beginning of year                                  (4,312)     (22,681)      (1,164)
      Change in minimum pension liability, net of
         tax, prior to adoption of SFAS No. 158
         (2007 - ($1,975); 2006 - ($9,756); 2005 - $11,591)          3,667       18,369      (21,517)
      Cumulative effect of change in accounting for pension
         obligations, net of tax (2007 - $32,059)                  (59,190)          --           --
                                                                ----------   ----------   ----------
      Balance at end of year                                       (59,835)      (4,312)     (22,681)
                                                                ----------   ----------   ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)                     (156,849)     114,055       92,647
                                                                ----------   ----------   ----------
TOTAL POLICYHOLDERS' SURPLUS                                    $1,796,249   $1,883,126   $1,675,117
                                                                ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2007, 2006 and 2005
(000s omitted)

                                                             2007         2006         2005
                                                           --------    ---------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                              $ 183,627   $ 186,601   $   127,212
      Adjustments to reconcile net income to net
         cash provided by operating activities:
      Undistributed (earnings) losses of
         unconsolidated subsidiaries                           3,349      (1,657)      (11,972)
      Other investment (income) loss                              --        (696)          394
      Amortization of deferred policy acquisition
         costs                                               317,348     284,503       312,662
      Policy acquisition costs deferred                     (371,137)   (458,044)     (328,715)
      Depreciation of office properties, equipment,
         software and real estate                             44,322      39,794        39,348
      Amortization of bond premium and discount                   12      11,481        26,491
      Net realized investment (gains) losses                  69,874     (22,349)      (20,624)
      Policyholder assessments on investment-
         type contracts                                      (27,954)    (44,400)      (25,203)
      Interest credited to policyholder account
         balances                                            162,143     149,137       149,479
      Gain on sale of discontinued operations                (17,875)     (2,820)       (1,988)
      Gain on mortgage loan sales                                 --          --        (3,566)
      Origination of mortgage loans held for sale                 --          --    (1,128,250)
      Proceeds from sale of mortgage loans held for sale          --          --     1,165,983
   Changes in other assets and liabilities:
      Accrued investment income                                4,649       2,518        (1,661)
      Reinsurance recoverables                               (15,731)     88,126       (22,821)
      Premiums receivable                                    (87,581)     (6,850)       (5,797)
      Other assets and receivables                            25,061     (72,239)         (823)
      Deferred tax asset, net                                (24,427)     12,156       (15,832)
      Insurance reserves                                     273,273     163,421       190,340
      Unearned premiums                                      (78,375)      2,725        55,838
      Accrued income taxes                                    14,169     (20,484)      (20,314)
      Accounts payable and other liabilities                 (59,992)     49,325       128,592
                                                           ---------   ---------   -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                    414,755     360,248       608,773
                                                           =========   =========   ===========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2007, 2006 and 2005
(000s omitted)

                                                                    2007          2006          2005
                                                                -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of investments:
      Debt securities                                           $(1,970,580)  $(3,138,725)  $(4,516,159)
      Equity securities                                            (344,491)     (341,865)      (77,824)
      Mortgage loans                                               (277,746)     (260,445)       (9,327)
      Real estate                                                    (2,634)       (4,221)         (940)
      Short-term investments                                       (240,597)     (292,842)      (64,271)
      Other invested assets                                        (269,226)     (173,838)     (165,132)
   Proceeds on sale or maturity of investments:
      Debt securities                                             2,322,072     3,535,678     4,038,660
      Equity securities                                             521,419       356,851       134,907
      Mortgage loans                                                 73,890        48,503        49,324
      Real estate                                                    12,350            76         1,506
      Short-term investments                                        362,657       154,682        56,374
      Other invested assets                                          79,490       105,344       201,249
   Purchases of office properties, equipment, and
      computer software                                             (53,065)      (46,486)      (43,277)
   Proceeds from sale of discontinued operations                     75,260            --            --
   Investments in unconsolidated affiliates                         (12,223)      (27,525)      (12,340)
   Change in policy loans and other, net                              1,445         5,418         1,391
                                                                -----------   -----------   -----------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                    278,021       (79,395)     (405,859)
                                                                -----------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholder account deposits                                  1,079,225       999,597       595,876
   Policyholder account withdrawals                              (1,404,777)   (1,265,761)     (791,418)
   Change in bank overdrafts                                         (5,485)       34,067       (12,253)
   Repayment of notes payable                                          (810)          (56)      (60,149)
                                                                -----------   -----------   -----------
NET CASH USED IN FINANCING ACTIVITIES                              (331,847)     (232,153)     (267,944)
                                                                -----------   -----------   -----------
CHANGE IN CASH AND CASH EQUIVALENTS                                 360,929        48,700       (65,030)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                      246,280       197,580       262,610
                                                                -----------   -----------   -----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                        $   607,209   $   246,280   $   197,580
                                                                ===========   ===========   ===========
SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION:
   Cash paid during the year for interest                       $     3,382   $        62   $     1,576
   Cash paid during the year for income taxes, net of refunds        59,521        59,175        47,352
                                                                ===========   ===========   ===========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(1)  GENERAL

          MERGER AND BASIS OF PRESENTATION

     CUNA Mutual Insurance Society is a mutual life insurance company that represents the merger of two predecessor companies, CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company ("CMLIC"), both of which were mutual life insurance companies. Prior to the merger, which was consummated on December 31, 2007, CUNA Mutual Insurance Society and CMLIC had been joined in an agreement of permanent affiliation. The companies had a common management team and board of directors. During 2007 CUNA Mutual Insurance Society changed its state of domicile from Wisconsin to Iowa and both companies secured the necessary approvals from the Iowa Insurance Commissioner and the Attorney General as well as the approvals of their respective Boards of Directors and policyholders to merge into a single corporate entity ("CUNA Mutual" or the "Company"). The Internal Revenue Service also issued a private letter ruling that the merger would be tax free.

     The merger has been accounted for as a pooling of interests. Accordingly, the accompanying consolidated financial statements reflect the sum of the two merged entities' previous financial statements as if they had been merged prior to the earliest period presented herein. The accompanying consolidated financial statements reflect the elimination of significant intercompany balances and transactions between the two merged companies as well as a tax-related adjustment described in the following paragraph.

     Prior to the merger, each of the merged entities owned a 50% interest in a common affiliate, which had been accounted for by each of the merged entities on the equity basis. As a result, each of the merged entities had recorded a deferred tax liability for its share of the affiliate's undistributed earnings. After the merger, the common affiliate is now a 100% owned subsidiary which is accounted for on a consolidated basis. As a result, the deferred tax liability that had been established by both of the merged entities is no longer required as there will be no tax levied when the subsidiary dividends its earnings to the Company. The previous tax provision for this liability was eliminated as part of the pooling of interests in the accompanying financial statements as shown below:

                                                             Policyholders'
                                            Net Income           Surplus
                                       -------------------   --------------
                                         2006       2005          2006
                                       --------   --------   --------------
Sum of previous financial statements   $184,507   $123,829     $1,862,996
Elimination of deferred tax               2,094      3,383         20,130
                                       --------   --------     ----------
Total, merged financial statements     $186,601   $127,212     $1,883,126
                                       ========   ========     ==========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          NATURE OF BUSINESS

     CUNA Mutual is a mutual life insurance company organized under the laws of Iowa for the purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability sold to credit unions; retirement plans, and group life and disability products for credit union employees; and life, health and annuity policies for credit union members. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company's subsidiaries and affiliates are also engaged in the business of property and casualty insurance, investment management, retail investment brokerage, private mortgage insurance, and other businesses useful to credit unions and their members. The Company discontinued its mortgage banking operations in 2005.

     CUNA Mutual is licensed to sell insurance in all 50 states and the District of Columbia and most of its revenue and the revenues of its affiliated companies are generated in the United States. It also conducts business in Canada and other foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States have a significant concentration of business.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          BASIS OF PRESENTATION

     The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CUNA Mutual and its subsidiaries. All significant intercompany accounts and transactions have been eliminated. Certain amounts applicable to prior years have been reclassified to conform to the current year presentation.

          USE OF ESTIMATES

     The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, deferred policy acquisition costs, impairment evaluations of goodwill and intangibles, and insurance reserves are most affected by the use of estimates and assumptions.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          INVESTMENTS OTHER THAN INVESTMENTS IN UNCONSOLIDATED AFFILIATES

     Investments in debt securities, including bonds and redeemable preferred stocks, and investments in equity securities, including common stocks and non-redeemable preferred stocks, are classified as available for sale and are carried at fair value.

     Unrealized gains and losses on investments in debt and equity securities, net of deferred federal income taxes, are included in accumulated other comprehensive income (loss) as a separate component of policyholders' surplus unless designated as a hedged item in a fair value hedge.

     Debt and equity securities are considered other-than-temporarily impaired, and their cost basis written down to fair value with the impairment loss being included in net realized investment gains (losses) when management expects the decline in value to persist and its cost may not be recoverable. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, the severity of the impairment, duration of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered. See Note 3 for a detailed discussion.

     Mortgage loans held for investment are carried at their aggregate unpaid principal balance, net of valuation allowances. Valuation allowances are provided when it becomes probable the Company will be unable to collect the total contractual amounts due. Impairments are recorded in net realized investment gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. Based on the Company's analysis as of December 31, 2007 and 2006 there was no need for a mortgage loan valuation allowance.

     Investments in real estate are carried at cost net of accumulated depreciation. Depreciation expense on investments in real estate totaled $4,878, $5,201 and $4,937 in 2007, 2006 and 2005, respectively. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment gains. There were no real estate impairments in 2007, 2006 or 2005.

     Policy loans are reported at their unpaid principal balance.

     Short-term investments, which include the reinvestment of cash collateral received for securities lending transactions and debt securities with maturities from date of purchase under one year, are reported at amortized cost, which approximates fair value.

     Limited partnerships represent interests in companies that primarily invest in debt and equity securities of other corporations. Investments in limited partnerships are accounted for using the equity method.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Other invested assets primarily represent derivatives. Derivative financial instruments are accounted for at fair value and changes in the fair value are reported in net investment income. See section below for a further discussion of the Company's derivative financial instruments.

     Interest income is recognized on an accrual basis. For mortgage-backed and other structured securities, income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from industry survey values or internal estimates. Discounts and premiums on debt securities purchased are amortized over the estimated lives of the respective securities on an effective yield basis. Dividends are recorded at the ex-dividend date. Investment income is also derived from real estate investments, limited partnerships and derivative activity. Income from real estate investments is accounted for on the accrual basis. Income from investments in limited partnership interests accounted for utilizing the equity method of accounting is recognized based on the financial results of the entity and Company's proportionate interest.

     Realized gains and losses on the sale of investments are determined on a specific identification gain and are recorded on the trade date.

          DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative instruments, such as interest rate swaps, equity options, cross currency swaps and foreign currency futures and forwards, to manage exposure to various currency and market risks.

     All derivatives are recorded in the consolidated balance sheets at estimated fair value. Derivatives embedded within non-derivative instruments must be separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Embedded derivative instruments subject to bifurcation are also accounted for at estimated fair value. Examples include certain guarantees contained in variable annuity policies.

     When derivatives meet specific criteria, the Company may classify derivatives as fair value hedges, cash flow hedges or hedges of net investment. At inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to assess effectiveness and measure effectiveness of the hedging relationship and records any ineffectiveness in realized investment gains and losses.

     Fair Value Hedges: The Company designates certain of its interest rate swaps and foreign currency futures and forward contracts as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The changes in fair value of the hedging instruments used in fair value hedges are recorded in realized investment gains and losses. The changes in fair value of the hedged item, attributable

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     to the risk being hedged, are also recorded in realized investment gains and losses. The difference between the changes in fair value of the hedging instrument and the changes in fair value of the hedged item represents the ineffectiveness of the hedging relationship.

     Cash Flow Hedges: The Company designates its cross currency swaps as foreign currency cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the cross currency swaps attributable to hedged risk are recorded in accumulated other comprehensive income to an extent it is effective. Amounts are reclassified from accumulated other comprehensive income (loss) to net investment income when the hedged item affects earnings.

     Hedges of Net Investments: The Company uses foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive income (loss). Any ineffectiveness is recorded currently in realized investment gains and losses.

     Non-Hedge Derivatives: Changes in fair value, income and expense associated with derivatives that are not classified as fair value hedges, cash flow hedges or hedges of net investments are recorded in realized investment gains and losses.

          EQUITY IN UNCONSOLIDATED AFFILIATES

     Equity in unconsolidated affiliates includes investments in companies in which the Company's ownership ranges from 20% to 50%. The Company accounts for these investments using the equity method whereby the Company's proportionate share of the net income of these unconsolidated affiliates is reported in the consolidated statement of operations, net of related income taxes.

          CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include unrestricted deposits in financial institutions, U.S. Treasury bills, money market instruments, and commercial paper with maturities at the date of purchase under 90 days.

          REVENUE AND RELATED BENEFITS

     Credit life and disability coverages are issued on either a single premium or monthly premium basis and revenue is recognized in relation to anticipated benefits to policyholders. Certain health insurance premiums are earned in relation to anticipated benefits to policyholders. Other group life and health insurance premiums are recognized as earned on a monthly prorata basis over the time period to which the premiums relate. Property and casualty insurance premiums are generally earned ratably over the periods to which the premiums relate. Certain property and casualty contracts insure the difference between the salvage value of damaged autos used for loan collateral and the borrower's loan balance. For this type of policy, the Company recognizes the premiums using the Rule of 78s over the expected period of exposure, which accelerates premium recognition compared to a pro rata method. An unearned premium

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     reserve is established for the unexpired portion of credit, property and casualty, health, and certain other insurance premiums.

     Term-life and whole-life insurance premiums are recognized as premium income when due. Related policy benefits and expenses for these products are recognized in relation to the premiums so as to result in the recognition of profits over the expected lives of the policies and contracts.

     Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). A deferred profit liability is established for the excess of the gross premium collected over the sum of acquisition expenses incurred plus the initial benefit and maintenance expense reserve established. The deferred profits are recognized over the expected benefit payment period.

     Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenue for investment contracts consists of net investment income and policy fees such as expense and surrender charges. Expenses for investment contracts consist of interest credited to contracts, benefits incurred in excess of related policyholder account balances and policy maintenance costs.

     Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated statements of operations, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in excess of related policyholder account balances.

     The Company acts as an advisor for mutual funds and benefit plans and earns investment advisory fees for this service. Advisory fees are recognized in other income when earned in accordance with the underlying agreements.

          DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     The costs of acquiring insurance business that vary with, and are primarily related to, the production of new and renewal business are deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and similar selling expenses, premium taxes, sales costs, and certain policy issuance and underwriting costs. In addition, the Company reimburses credit unions for certain administrative expenses they incur from the production of new and renewal business sold by the Company. These expenses primarily relate to credit life and credit disability policies as well as property and casualty products sold to credit unions and credit union members, products of other insurers sold on a brokered basis, and certain investment products. Such reimbursements totaled $194,821, $184,775 and $180,587 for the periods ended December 31, 2007, 2006 and 2005, respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     These expenses are also deferred and amortized in deferred acquisition costs with the exception of expenses associated with non-insurance products, brokered business, and those that do not vary with production.

     Costs deferred on property and casualty insurance products and credit life and credit disability policies are amortized over the term of the related policies generally on a straight line basis. For term-life and whole-life insurance products, deferred policy acquisition costs are amortized in proportion to the ratio of the annual premium to the total anticipated premiums generated by the deferred acquisition costs. For investment contracts (primarily deferred annuities) and universal life-type products, deferred policy acquisition costs are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment, and expense margins. The deferred policy acquisition cost assets for investment contracts and universal life-type products are adjusted retrospectively for changes in the present value of estimated gross profits. Such adjustments are recorded in the period that the change in the present value of future years gross profits becomes apparent. An additional adjustment to deferred acquisition costs on investment contracts is made and allocated to accumulated other comprehensive income for the effect on deferred acquisition costs that would occur if the unrealized gains and losses on investments related to these contracts were realized. Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized. The Company includes anticipated investment income in its periodic evaluation of whether deferred policy acquisition costs can be recovered from future profits. If such costs are deemed to be not recoverable, the adjustment is recorded in the current period consolidated statement of operations.

     An internal replacement is defined as the modification of product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider, or by election of a feature or coverage within a contract. When an internal replacement occurs that results in a substantial change to a policy, unamortized deferred policy acquisition costs, unearned revenues and deferred sales inducements are written off to expense. An internal replacement that is not a substantial change is accounted for as a continuation of the existing contract.

     The costs related to sales inducements offered on sales to new policyholders are deferred and recorded in other assets. These costs are primarily related to deferred annuities and in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales inducements are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

          OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

     Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years, while

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     for office properties it is generally 20 years. The following table provides a summary of office properties, equipment, and computer software.

                                                       2007        2006
                                                    ---------   ---------
Office properties                                   $ 199,675   $ 190,434
Office equipment                                      190,174     198,382
Computer software                                     187,273     148,375
                                                    ---------   ---------
Total cost of office properties, equipment,
   and computer software                              577,122     537,191
Accumulated depreciation                             (367,822)   (344,748)
                                                    ---------   ---------
Office properties, equipment and computer
   software at cost less accumulated depreciation   $ 209,300   $ 192,443
                                                    =========   =========

     Depreciation expense totaled $39,444, $34,593, and $34,411 in 2007, 2006, and 2005, respectively.

          SEPARATE ACCOUNTS

     Separate accounts represent customer accounts that are related to certain contracts issued by the Company, such as variable annuities, variable life insurance policies, and certain other contracts, where the contract holder typically bears the investment risk that the investment of the separate account assets may not meet the contract holder's investment objectives. In some contracts the Company provides certain guarantees. Such guarantees may include a minimum return or account value upon death, partial withdrawal or specified contract anniversary date. Contract holders are able to invest in investment funds managed for their benefit. Substantially all of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission. The Company acts as the investment advisor for more than 85% of the funds invested in the unit investment trusts.

     Separate account assets and liabilities are carried at fair value. Separate account assets are legally segregated and may only be used to settle separate account liabilities. Separate account liabilities represent contract holders' claims to the related assets. Contract holder deposits to and withdrawals from the separate accounts are recorded directly to the separate account assets and liabilities and are not included in the Company's consolidated statement of operations or accumulated other comprehensive income, except to the extent that the Company has an investment in the separate account.

     Charges made by the Company to the contract holders' balances include fees for maintenance, administration, cost of insurance, and surrenders of contracts prior to the contractually specified dates. Such fees are reflected as revenues (contract charges) by the Company when they are assessed to the contract holder.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          GOODWILL AND OTHER INTANGIBLES

     Goodwill and other intangible assets resulting from acquisitions are subject to an annual impairment test. See notes 13 and 14 for descriptions of 2006 and 2005 impairments charged to expense. Other intangible assets are amortized on the straight line basis over their estimated useful lives, typically five or six years. Goodwill and other intangible assets are set forth in the following table.

                                                  2007      2006
                                                -------   -------
Goodwill                                        $20,656   $27,381
Impairments of goodwill                              --    (8,872)
                                                -------   -------
Goodwill, net                                    20,656    18,509
                                                -------   -------
Intangible assets                                 6,270     5,354
Impairment of intangibles                            --      (486)
Accumulated amortization on intangible assets    (3,576)   (2,577)
                                                -------   -------
Intangible assets, net                            2,694     2,291
                                                -------   -------
Total goodwill and other intangibles            $23,350   $20,800
                                                =======   =======

     Amortization expense of other intangible assets was $999, $727, and $690 for the years ended December 31, 2007, 2006, and 2005, respectively. The following table is a summary of the estimated aggregate amortization expense for the next five years and thereafter.

Estimated aggregate amortization expense for
   other intangibles
   2008                                        $1,331
   2009                                           324
   2010                                           255
   2011                                           255
   2012                                           201
Thereafter                                        328
                                               ------
Total estimated amortization expense           $2,694
                                               ======

          INSURANCE RESERVES

     Life and health reserves consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported and unreported but not yet paid. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change in probable ultimate liabilities was determined.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     For non-participating term-life and whole-life insurance products, or participating products designed in such a manner that no policyholder dividends are expected to be paid, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses. For participating term-life and whole-life insurance products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses at the date of policy issuance. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 2.3% to 9.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption where deemed necessary.

     For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 3.5% to 7.5%.

     Reserves for property and casualty products represent the estimated claim cost and loss adjustment expense necessary to cover the ultimate cost of investigating and settling all losses incurred and unpaid. Such estimates are based on individual case estimates for reported losses and estimates for incurred but not reported losses based on past experience and are stated net of estimated salvage and subrogation recoverable of $38,175 and $36,678 at December 31, 2007 and 2006, respectively. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities is reflected in the consolidated statements of operations in the period the change is determined to be necessary. Such adjustments could possibly be significant, reflecting a variety of new and favorable or adverse trends.

          POLICYHOLDER ACCOUNT BALANCES

     The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 2.8% to 7.0% in 2007 and 2.4% to 6.3% in 2006. Future minimum guaranteed interest rates during the life of the contracts vary from 1.5% to 4.5%.

          PREPAID COMMISSIONS

     The Company offers mutual funds to credit union members. Members purchasing "B" shares do not pay an upfront sales charge but are subject to higher annual fees and must pay a surrender charge for redemptions during a designated surrender period, usually six years. Commissions paid to the Company's sales representatives are deferred and amortized to expense ratably over the surrender charge period. The Company assesses the recoverability of the prepaid commissions by calculating the undiscounted cash flows expected from future annual fees and surrender charges. An impairment is required if the asset exceeds the expected cash flows. No such impairments were required in the periods presented.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          REINSURANCE

     Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the underlying direct policies that have been ceded and the terms of the reinsurance contracts. Premiums and insurance claims and benefits in the consolidated statements of operations are reported net of the amounts ceded to other companies under such reinsurance contracts. Reinsurance recoverables are recorded as an asset for the portion of benefits paid and insurance reserves that have been ceded. A prepaid reinsurance asset is recorded for the portion of unearned premiums that relate to policies that have been ceded. The Company has evaluated its reinsurance contracts and determined that all significant contracts effectively transfer the underlying economic risk of loss. Any contracts that do not effectively transfer the risk of loss are recorded using the deposit method of accounting.

          BENEFIT PLANS

     The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years' benefit costs due to plan amendments or initiation of new plans. The Company uses a December 31 measurement date for all pension and other postretirement benefit plans.

     Prior to December 31, 2007, the funded status of the pension and other postretirement plans, which is the difference between the fair value of plan assets and the projected benefit obligation (for pension plans) and the accumulated postretirement benefit obligation (for other plans), was netted against the unrecognized actuarial gains and losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost. Further, for pension plans, if the accumulated benefit obligation exceeded the fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Recent Accounting Standards - Adopted," the Company adopted in 2007 the provisions of Statement of Financial Accounting Standards No. 158, Employers Accounting for Defined Benefit Pension and Postretirement Plans--An Amendment of FASB Statement Nos. 87, 88, 106, and 132(R) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2007, the Company recognized the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2007 are now charged, net of income tax, to accumulated other comprehensive income. Changes in funded status in future periods will also be charged, net of income tax, to other comprehensive income.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Additionally, SFAS 158 amended the additional minimum pension liability provision required by previous accounting guidance.

     Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Postretirement medical benefits are generally funded on a pay-as-you-go basis. The cost of benefits provided to former or inactive employees after employment but before retirement are recognized during an employee's service years if certain requirements are met.

          INCOME TAXES

     The Company recognizes taxes payable or refundable currently and deferred taxes for the tax consequences of differences between financial reporting and the tax basis of assets and liabilities. Deferred tax assets and liabilities are measured by applying the enacted tax rates to the difference between the financial statement and tax basis of assets and liabilities.

     The Company is subject to tax-related audits in the normal course of operations. These audits may result in additional tax assets or liabilities. The Company accounts for such contingent liabilities in accordance with FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, beginning in 2007.

          FOREIGN EXCHANGE

     The Company's financial statements are impacted by changes in foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies.

     The accounts of significant foreign-based subsidiaries and branch operations are measured using the local currency as the functional currency. Revenues and expenses of these operations are translated into U.S. dollars at the average exchange rate for the period. Assets and liabilities of these operations are translated at the exchange rate as of the end of the reporting period. The resulting gains or losses from translating foreign currency are included in accumulated other comprehensive income (loss) as a separate component of policyholders' surplus.

     The foreign exchange impacts of investment holdings classified as available for sale are included in accumulated other comprehensive income (loss) as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and losses in the Company's consolidated statements of operations.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          RECENT ACCOUNTING STANDARDS - PENDING

     The Financial Accounting Standards Board ("FASB") issued a revision of Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, in 2007, which is effective prospectively for fiscal years beginning after December 14, 2008. Some of the significant provisions include: a clear definition of the acquirer in a business combination; full recognition of all assets acquired and liabilities assumed at their fair values on the acquisition date, including certain contingencies; expensing acquisition-related costs; and recognition of a bargain purchase as a gain in earnings. Because the new statement will be adopted prospectively, it will only have an impact on the Company in the event the Company makes future acquisitions.

     In 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 provides consistent guidance for using fair value to measure assets and liabilities. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and is to be applied prospectively. In February 2008 the FASB issued Staff Positions No. 157-1 and No. 157-2 which partially defer the effective date of SFAS 157 for one year for certain nonfinancial assets and liabilities and remove certain leasing transactions from the scope of SFAS 157. The Company is currently evaluating the new statement and is unable to determine the impact on its consolidated balance sheet and statement of operations at this time.

     In 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of this statement, except for the provisions relating to the valuation of debt and equity securities, apply only to entities that elect the fair value option. The initial adoption of SFAS 159 is expected to have no impact on the Company's consolidated balance sheet and statement of operations.

     The FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 ("SFAS 160") in December 2007. The new statement clarifies that a noncontrolling interest in a subsidiary is an ownership interest that should be reported in equity; requires disclosure in the income statement of the amounts of consolidated net income attributed to both the parent and the noncontrolling interest; establishes a single method of accounting for changes in a parent's ownership interest in a subsidiary that do not result in deconsolidation; and requires a parent to recognize a gain or loss in net income when a subsidiary is deconsolidated. The Company is currently evaluating SFAS 160, which is effective for fiscal years beginning after December 14, 2008, and is unable to determine the impact on its consolidated balance sheet or statement of operations at this time.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          RECENT ACCOUNTING STANDARDS - ADOPTED

     In 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments, an Amendment of FASB Statements No. 133 and 140 ("SFAS 155"), effective for fiscal years beginning after September 15, 2006. SFAS 155 addresses the accounting for hybrid instruments containing embedded derivatives that, under the provisions of SFAS No. 133, are required to be measured at fair value and bifurcated from the host contract. SFAS No. 155 allows entities to make an irrevocable election to measure such a hybrid instrument at fair value in its entirety, with changes in fair value of the contract recognized in earnings. In addition, SFAS No. 155 clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS No.133 and establishes a requirement to evaluate interests in securitized financial assets to identify interests that are derivatives or that contain embedded derivatives. Adoption of SFAS 155 in 2007 had no impact on the Company.

     In 2006, the FASB issued SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - An Amendment of FASB Statements No. 87, 88, 106, and 132(R) ("SFAS 158"). SFAS 158 requires an employer to recognize in its balance sheet an asset for a plan's over funded status or a liability for a plan's under funded status, measure a plan's assets and its obligations that determine its funded status as of the end of the employer's fiscal year, and recognize changes in the funded status of a defined benefit postretirement plan in the year in which the changes occur. Those changes will be reported in other comprehensive income. The requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after June 15, 2007 for companies like CUNA Mutual whose equity is not publicly traded. The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The Company adopted SFAS 158 in 2007 and recognized a decrease in accumulated other comprehensive income and policyholders' surplus of $59,190, net of tax. The Company already uses its fiscal year end as a measurement date, so the measurement date provision will not have an effect on CUNA Mutual in 2008.

     In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies that recognition for uncertain tax positions should be based on a more-likely-than-not threshold that the tax position will be sustained. The tax position is measured as the amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The Company adopted the new guidance January 1, 2007 with the cumulative effect of $400 reported as an increase to beginning retained earnings and an increase to the liability for unrecognized tax benefits.

     The American Institute of Certified Public Accountants issued Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1") in 2005, which became effective January 1, 2007. SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts. An internal replacement is defined as a modification in product benefits, features, rights or

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature of coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Adoption of the new standard in 2007 did not have a material impact on the Company's consolidated balance sheet or statement of operations.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(3)  INVESTMENTS

          DEBT SECURITIES

     The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2007 are as follows:

                                                             Gross Unrealized
                                               Amortized   -------------------    Estimated
December 31, 2007                                Cost       Gains      Losses    Fair Value
-----------------                             ----------   -------   ---------   ----------
U.S. government and agencies                  $   88,258   $   957   $      --   $   89,215
States and political subdivisions                301,885     5,227      (1,450)     305,662
Foreign government securities                    360,710     8,778      (2,812)     366,676
Domestic corporate securities                  2,375,012    30,658     (44,564)   2,361,106
Mortgage-backed securities:
   Residential mortgage-backed                 1,236,934     3,756    (183,557)   1,057,133
   Commercial mortgage-backed                    521,691     1,753     (35,213)     488,231
Asset backed non-mortgage-backed securities      220,231       485      (2,521)     218,195
Foreign corporate securities                     839,740    10,867     (30,979)     819,628
                                              ----------   -------   ---------   ----------
Total debt securities                         $5,944,461   $62,481   $(301,096)  $5,705,846
                                              ==========   =======   =========   ==========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2006 are as follows:

                                                            Gross Unrealized
                                               Amortized   ------------------    Estimated
December 31, 2006                                Cost       Gains      Losses   Fair Value
-----------------                             ----------   -------   --------   ----------
U.S. government and agencies                  $  127,075   $   257   $ (1,688)  $  125,644
States and political subdivisions                297,314    11,499        (15)     308,798
Foreign government securities                    458,098    13,905     (4,418)     467,585
Domestic corporate securities                  2,490,909    34,050    (14,765)   2,510,194
Mortgage-backed securities:
   Residential mortgage-backed                   887,184     5,183     (8,924)     883,443
   Commercial mortgage-backed                    652,535     4,841     (4,013)     653,363
Asset backed non-mortgage-backed securities      852,790     3,560     (5,311)     851,039
Foreign corporate securities                     692,405    20,167     (3,794)     708,778
                                              ----------   -------   --------   ----------
Total debt securities                         $6,458,310   $93,462   $(42,928)  $6,508,844
                                              ==========   =======   ========   ==========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The amortized cost and estimated fair values of investments in debt securities at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage, asset-backed securities have not been displayed in the table below by contractual maturity.

                                               Amortized    Estimated
                                                 Cost      Fair Value
                                              ----------   ----------
Due in one year or less                       $  159,938   $  160,857
Due after one year through five years          1,242,431    1,257,049
Due after five years through ten years         1,618,443    1,606,803
Due after ten years                              944,793      917,578
Mortgage-backed securities:
   Residential mortgage-backed                 1,236,934    1,057,133
   Commercial mortgage-backed                    521,691      488,231
Asset backed non-mortgage-backed securities      220,231      218,195
                                              ----------   ----------
Total debt securities                         $5,944,461   $5,705,846
                                              ==========   ==========

          EQUITY SECURITIES

     The cost, gross unrealized gains and losses, and estimated fair value of investments in equity securities, available for sale, at December 31 are as follows:

                    Gross Unrealized
                  -------------------    Estimated
         Cost       Gains     Losses    Fair Value
       --------   --------   --------   ----------
2007   $441,538   $ 37,085   $(10,866)   $467,757
2006    490,442    135,282     (1,165)    624,559

          MORTGAGE LOANS

     The Company's mortgage loan portfolio consists mainly of commercial mortgage loans made to customers throughout the United States. All outstanding commercial mortgage loans are secured by completed income-producing properties. At December 31, 2007, the commercial mortgage loan portfolio had an average remaining life of 6.4 years, with all principal due prior to 2028. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. At December 31, 2007, the Company held 11.4% of the mortgage loan portfolio in the Kansas City metropolitan area which was the highest

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     concentration in one metropolitan area. No loan to a single borrower represented more than 3.6% of the aggregate mortgage loan portfolio balance.

          NET INVESTMENT INCOME

     Sources of net investment income for the years ended December 31 are summarized as follows:

                                             2007       2006       2005
                                           --------   --------   --------
Gross investment income:
   Debt securities, available for sale     $373,268   $366,851   $310,562
   Equity securities, available for sale     32,293     25,080     12,297
   Mortgage loans                            37,732     25,288     21,730
   Real estate                               19,735     18,680     18,792
   Policy loans                               7,248      7,200      7,241
   Derivative financial instruments             229        295       (116)
   Short-term investments and other          16,302      7,879      8,278
                                           --------   --------   --------
Total gross investment income               486,807    451,273    378,784
Investment expenses                         (35,304)   (32,135)   (25,268)
                                           --------   --------   --------
Net investment income                      $451,503   $419,138   $353,516
                                           ========   ========   ========

     Additional net investment income of $7,178 in 2007, $4,969 in 2006 and $8,252 in 2005 has been included with the results of discontinued operations. See Note 14.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          NET REALIZED INVESTMENT GAINS (LOSSES)

     Realized gains (losses) for the years ended December 31 are summarized as follows:

                                            2007       2006       2005
                                         ---------   --------   --------
Debt securities:
   Gross gains on sales                  $  18,245   $ 48,631   $ 35,760
   Gross losses on sales                   (36,401)   (54,615)   (44,921)
   Maturities and other                     10,988      7,292      3,593
   Other than temporary
      impairment losses                   (143,335)    (7,913)    (2,948)
Equity securities:
   Gross gains on sales                    118,559     50,312     29,669
   Gross losses on sales                   (13,880)    (4,056)    (2,354)
   Other                                      (225)         4         --
   Other than temporary
      impairment losses                     (4,966)      (409)    (3,841)
Real estate                                  1,927         --        918
Mortgage loans                               6,441         --        (77)
Derivative financial instruments           (22,278)   (22,752)     3,970
Other                                       (4,949)     5,855        855
                                         ---------   --------   --------
Net realized investment gains (losses)   $ (69,874)  $ 22,349   $ 20,624
                                         =========   ========   ========

     Additional net realized investment gains of $19,531, $298 and $647 in 2007, 2006 and 2005, respectively, have been reported in the results of discontinued operations; they were recognized by a Canadian property and casualty subsidiary which was sold in 2007. Such, additional net realized investment gains of $12,208 in 2005 have also been recorded as part of the results of discontinued operations. Substantially all of these gains related to the sale of mortgage loans. See note 13.

     Proceeds from the sale of debt securities were $1,812,882, $3,071,520 and $3,083,224 in 2007, 2006 and 2005, respectively. Proceeds from the sale of equity securities were $494,233, $310,413 and $127,868 in 2007, 2006 and
     2005, respectively.

     Investment securities are reviewed for other-than-temporary impairment on an ongoing basis. The Company creates a watchlist of securities based on the fair value of an investment security relative to its amortized cost. When the fair value drops below 95% of amortized cost, the Company goes through a full analysis to see if the decline in fair value qualifies as an other-than-temporary impairment. The determination of other-than-temporary impairment requires significant judgment on the part of the Company and will depend on several factors, including:

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          - The duration and extent to which fair value has been less than book value (when applicable).

          - The reason for the decline in fair value (credit concerns, interest rates, etc.).

          - The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and implications of rating agency actions.

          - The intent and ability of CUNA Mutual to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

          - The Company's ability to recover all amounts due according to the contractual terms of the agreements. Investments will be considered impaired when it is probable that amounts due according to contractual terms of the agreements will be uncollectible.

          - The Company's collateral positions. The bankruptcy of an issuer will not automatically trigger other-than-temporary impairment for associated investments if the Company holds sufficient collateral.

     Determinations of other-than-temporary impairments are made by a combination of financial accounting and investment professionals after consideration of the various factors noted above. These determinations are estimates which are subject to risks and uncertainties of variability. If a security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and the cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recorded if the Company does not expect the fair value of the security to recover to its cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired security becomes its new cost basis.

     For certain securitized financial assets with contractual cash flows, Emerging Issues Task Force No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a judgment process involving both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

     The provision for other-than-temporary impairments in 2007 was substantially larger than the provisions in 2006 and 2005. The increase was primarily related to debt securities and attributable to the general credit problems currently being encountered in the residential real estate market and the resulting impact of those conditions on the Company's holdings of debt securities that are dependent on this sector, primarily mortgage-backed and certain asset-backed securities.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2007, 2006 and 2005. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, and such provisions could be material to the results of operations of any subsequent period during which the additional provision might be deemed to be necessary.

     The fair value of the Company's total residential mortgage-backed securities ("RMBS") holdings at December 31, 2007, is $1,057,133. A portion of these holdings (as identified below) contain collateral comprised of sub-prime and Alt-A mortgages as part of a diversified pool of underlying collateral. The Company's investments in RMBS include collateralized debt obligations ("CDO"), which may contain multiple types of collateral including, but not limited to prime mortgages, sub-prime mortgages, and Alt-A mortgages. For the purpose of this disclosure, the Company has included the full amortized cost and fair value of a security even if the security contains only a portion of its underlying collateral in sub-prime and/or Alt-A mortgages.

     The Company defines its sub-prime holdings in the general account as RMBS securities with underlying collateral composed of mortgage pools with a weighted average FICO score below 675 or any second mortgage pools. Second mortgage pools may be composed of pools with weighted average FICO scores above 675, but have all been included in the Company's definition of sub-prime due to the capital markets convention of treating both types of securities as home equity loan asset-backed securities and their similarity to sub-prime RMBS. The exhibit below details the Company's investment in securities with sub-prime mortgage collateral (securities that include either sub-prime or Alt-A mortgage collateral [as indicated], but not both sub-prime and Alt-A mortgage collateral).

                           December 31, 2007
                         --------------------
                         Amortized     Fair         2007      Vintage   Vintage      Vintage
Rating                      Cost       Value    Impairments     2007      2006    2005 or Prior
------                   ---------   --------   -----------   -------   -------   -------------
Investment grade          $159,791   $114,643     $26,121        3%       17%           80%
Below investment grade      29,860     26,074      43,702       --%       13%           87%
                          --------   --------     -------
Total                     $189,651   $140,717     $69,823
                          ========   ========     =======

     The Company defines its Alt-A holdings in the general account as RMBS securities with underlying collateral composed of mortgages given to borrowers with loan documentation that does not fully conform to Fannie Mae and Freddie Mac underwriting guidelines. Weighted average FICO scores for the collateral pools underlying these securities generally range from 690 to 725. The exhibit below details the Company's investment in securities with Alt-A collateral (securities that include either sub-prime or Alt-A mortgage collateral [as indicated], but not both sub-prime and Alt-A mortgage collateral).

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

                           December 31, 2007
                         --------------------
                         Amortized     Fair         2007      Vintage   Vintage      Vintage
Rating                      Cost       Value    Impairments     2007      2006    2005 or Prior
------                   ---------   --------   -----------   -------   -------   -------------
Investment grade          $447,424   $397,804     $ 6,791        3%       11%          86%
Below investment grade      36,123     32,593      13,130       --%       82%          18%
                          --------   --------     -------
Total                     $483,547   $430,397     $19,921
                          ========   ========     =======

     The Company also holds securities with both sub-prime and Alt-A mortgages as a portion of or all of the underlying collateral. The exhibit below details the Company's investment in securities containing both sub-prime and Alt-A collateral.

                           December 31, 2007
                         --------------------
                         Amortized     Fair         2007      Vintage   Vintage      Vintage
Rating                      Cost       Value    Impairments     2007      2006    2005 or Prior
------                   ---------   --------   -----------   -------   -------   -------------
Investment grade          $95,143     $43,883     $12,374       41%       26%          33%
Below investment grade         --          --          --       --%       --%          --%
                          -------     -------     -------
Total                     $95,143     $43,883     $12,374
                          =======     =======     =======

          NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses) included in accumulated other comprehensive income at December 31 were as follows:

                                              2007       2006       2005
                                           ---------   --------   --------
Debt securities                            $(238,615)  $ 50,534   $ 69,977
Equity securities                             26,219    134,117    107,727
Deferred policy acquisition cost
   adjustments                                16,984     (9,992)    (7,330)
Deferred income taxes                         69,945    (55,609)   (55,758)
Other, including minority interest           (10,107)    (5,912)    (4,577)
                                           ---------   --------   --------
Net unrealized investment gains (losses)   $(135,574)  $113,138   $110,039
                                           =========   ========   ========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The following table presents amortized cost and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007.

                                 Period Under             Period Twelve                Total
                                Twelve Months           Months or Greater        December 31, 2007
                           -----------------------   ----------------------   -----------------------
                            Amortized   Unrealized   Amortized   Unrealized    Amortized   Unrealized
Debt securities               Cost         Loss         Cost        Loss         Cost         Loss
---------------            ----------   ----------   ---------   ----------   ----------   ----------
States and political
   subdivisions            $   81,162    $  1,440     $  1,088     $    10    $   82,250    $  1,450
Foreign government
   securities                 116,742       2,516       28,415         296       145,157       2,812
Domestic corporate
   securities                 936,089      36,049      163,613       8,515     1,099,702      44,564
Mortgage-backed
   securities:
      Residential
         mortgage-backed      716,930     149,644      307,607      33,913     1,024,537     183,557
      Commercial
         mortgage-backed      286,896      24,704      120,166      10,509       407,062      35,213
Asset backed non-
   mortgage-backed
   securitites                165,689       2,110        8,497         411       174,186       2,521
Foreign corporate
   securities                 387,779      20,127       97,859      10,852       485,638      30,979
                           ----------    --------     --------     -------    ----------    --------
Total of debt securities    2,691,287     236,590      727,245      64,506     3,418,532    $301,096
                           ==========    ========     ========     =======    ==========    ========
Equity securities             158,003      10,596       24,300         270       182,303    $ 10,866
                           ==========    ========     ========     =======    ==========    ========
Total temporarily
   impaired securities     $2,849,290    $247,186     $751,545     $64,776    $3,600,835    $311,962
                           ==========    ========     ========     =======    ==========    ========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The following table presents amortized cost and unrealized losses for the Company's available for sale debt securities and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006.

                                 Period Under             Period Twelve                 Total
                                Twelve Months           Months or Greater         December 31, 2006
                           -----------------------   -----------------------   -----------------------
                            Amortized   Unrealized    Amortized   Unrealized    Amortized   Unrealized
Debt securities               Cost         Loss         Cost         Loss         Cost         Loss
---------------            ----------   ----------   ----------   ----------   ----------   ----------
U.S. government
   and agencies            $   39,263     $   389    $   63,845     $ 1,299    $  103,108     $ 1,688
States and political
   subdivisions                    --          --         1,103          15         1,103          15
Foreign government
   securities                 100,581       2,696        45,942       1,722       146,523       4,418
Domestic corporate
   securities                 761,327       6,880       219,920       7,885       981,247      14,765
Mortgage-backed
   securities:
      Residential
         mortgage-            204,872       1,378       319,528       7,546       524,400       8,924
      Commercial
         mortgage-            262,920       1,544       134,665       2,469       397,585       4,013
Asset backed non-
   mortgage-backed
   securitites                202,410       2,330       140,172       2,981       342,582       5,311
Foreign corporate
   securities                 178,010       2,738        67,435       1,056       245,445       3,794
                           ----------     -------    ----------     -------    ----------     -------
Total of debt securities    1,749,383      17,955       992,610      24,973     2,741,993     $42,928
                           ==========     =======    ==========     =======    ==========     =======
Equity securities              46,835         832        25,753         333        72,588     $ 1,165
                           ==========     =======    ==========     =======    ==========     =======
Total temporarily
   impaired securities     $1,796,218     $18,787    $1,018,363     $25,306    $2,814,581     $44,093
                           ==========     =======    ==========     =======    ==========     =======

     At December 31, 2007, the Company owned 955 debt securities with a fair value of $3,117,436 in an unrealized investment loss position. Of these, 162, with a fair value of $662,739, have been in an unrealized loss position for twelve or more months. The $64,506 unrealized loss for debt securities with a loss period twelve months or greater represents an 8.9% price impairment. The price impairment on the remaining 800 debt securities is 8.8%. Out of the $3,117,436 representing the fair value of debt securities in an unrealized loss position, $2,808,191or 90.1% relates to investment grade securities.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     At December 31, 2007, the Company owned 58 stocks with a fair value of $171,437 in an unrealized loss position. Of these, 5 with a fair value of $24,030 have been in an unrealized position for more than twelve months; the unrealized loss on these securities represents less than a 1 percent price impairment.

          EQUITY IN UNCONSOLIDATED AFFILIATES

     The carrying value, ownership percentage and summarized financial information of significant unconsolidated affiliates for the years ended and at December 31 are set forth in the tables below:

                                                          CUNA Mutual Share of Net
                                     Carrying Value       Income (Loss), After Tax
                                  -------------------   ---------------------------
                                    2007       2006       2007      2006      2005
                                  --------   --------   -------   -------   -------
CMG Mortgage Insurance
   Company (50%)                  $113,840   $116,523   $15,321   $16,802   $11,322
CMG Mortgage Assurance
   Company (50%)                     4,411      4,594      (138)       78        45
CMG Mortgage Reinsurance
   Company (50%)                     9,636      7,933     1,083     1,216       847
Credential Financial Inc. (50%)     15,597     11,816     1,690     1,315       (42)
All other affiliates (various
   ownership percentages)           22,077     11,780    (1,464)     (315)     (200)
                                  --------   --------   -------   -------   -------
Total                             $165,561   $152,646   $16,492   $19,096   $11,972
                                  ========   ========   =======   =======   =======

                             Assets    Liabilities    Assets    Liabilities
                              2007         2007        2006         2006
                            --------   -----------   --------   -----------
CMG Mortgage Insurance
   Company                  $283,199     $ 55,518    $277,122     $ 44,076
CMG Mortgage Assurance
   Company                     9,577          755       9,560          373
CMG Mortgage Reinsurance
   Company                    23,859        4,588      18,640        2,773
Credential Financial Inc.    199,204      168,012     140,318      129,978

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

          SECURITIES LENDING AGREEMENTS

     The Company and certain of its subsidiaries are parties to securities lending agreements. Unrelated parties borrow debt securities from the Company and must deposit cash or short-term investments as collateral equal to a minimum of 102% of the fair value of the loaned securities. The security custodian monitors the collateral position daily and additional collateral is obtained if the market value of the collateral falls below 102% of the market value of the loaned securities. The Company remains the beneficial owner and the loaned securities are included with debt securities. At December 31, 2007 and 2006, the fair value of securities loaned by the Company and its subsidiaries totaled $236,514 and $242,857, respectively.

     The majority of collateral received is invested in short-term securities and is included in the consolidated balance sheets as short-term investments with a corresponding liability included in accounts payable and other liabilities. The cash flow changes related to securities lending activities are included in the investing section of the consolidated statements of cash flow. The fair value of collateral held was $243,845 and $315,250 at December 31, 2007 and 2006, respectively of which $47,283 and $95,565 at December 31, 2007 and 2006, respectively, was not available for investment by the Company and is not reflected in the consolidated balance sheets. The Company earns income from the cash collateral or receives a fee from the borrower.

          DERIVATIVE FINANCIAL INSTRUMENTS

     Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; to reduce interest rate risks of long-term assets; to manage exposure to various credit, currency and market risks; and to manage exposure to various equity and fixed income market sectors.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2007:

                                                         Fair Value
                             Carrying   Notional   ---------------------
December 31, 2007              Value     Amount     Assets   Liabilities
-----------------            --------   --------   -------   -----------
Financial futures            $  1,053   $142,418   $ 1,356     $   303
Currency forwards                 (24)     1,967         4          28
Cross currency swaps           (1,491)    37,989       197       1,687
Interest rate swaps            (2,388)    29,000        --       2,388
Purchased option contracts     17,155    233,430    17,155          --
Written option contracts      (10,113)    (4,238)       --      10,113
                             --------   --------   -------     -------
Total derivative financial
   instruments               $  4,192   $440,566   $18,712     $14,519
                             ========   ========   =======     =======

     The following table provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2006:

                                                          Fair Value
                             Carrying    Notional   ---------------------
December 31, 2006              Value      Amount     Assets   Liabilities
-----------------            --------   ---------   -------   -----------
Financial futures            $    643   $ 236,427   $ 1,065     $   422
Currency forwards                 (36)      1,753         3          39
Cross currency swaps              288      42,040       475         187
Purchased option contracts     18,135     139,597    18,135          --
Written option contracts      (11,602)   (148,023)       --      11,602
                             --------   ---------   -------     -------
Total derivative financial
   instruments               $  7,428   $ 271,794   $19,678     $12,250
                             ========   =========   =======     =======

     Futures Contracts: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

     The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. The Company assesses the effectiveness of foreign currency fair value hedges based

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and currently recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were effective in 2007. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge would be to an extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item. For 2007, net losses of ($1,283) were included in realized investment gains (losses) for this ineffectiveness.

     The Company utilizes short positions in foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates and designates these futures as net investment hedges. The Company assesses the effectiveness of the foreign net investment hedges based on the changes in forward exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive income (loss). Net losses of ($1,783) were included in accumulated other comprehensive income
     (loss) at 2007. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge would be to an extent that the change in the fair value of hedging instrument does not offset the change in the fair value of the hedged item.

     Foreign currency futures that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in realized investment gains (losses). For 2007, net losses of ($5,326) were recorded to realized investment gains (losses) for the changes in fair value.

     Currency Forwards: Currency forward contracts are a commitment to purchase or deliver currency in the future at a predetermined price and time. The Company utilizes short positions in foreign currency forwards to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency forwards designated as hedging the foreign currency risk of foreign currency denominated long-term bonds are classified as foreign currency fair value hedges. The Company assesses the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and currently recognized in earnings. Based on this assessment of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective in 2007. If the foreign currency forwards were not deemed highly effective, the change in fair value of the foreign currency forwards would be recorded in net realized investment gains with no offset from the hedged item. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness shows a highly effective relationship. The ineffectiveness in a fair value hedge would be to an extent that the change in the fair value of hedging instrument does not offset the change in the fair

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     value of the hedged item. For 2007, there was an immaterial amount recognized in realized investment gains (losses) for this ineffectiveness.

     Foreign currency forwards hedging foreign currency denominated bonds that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting. All changes in the fair value of undesignated foreign currency forwards are recorded in realized investment gains (losses). For 2007, there was an immaterial amount recorded in realized investment gains (losses) for the changes in fair value.

     Cross Currency Swaps: Under cross currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps are deemed highly effective. The changes in fair value of the cross currency swaps attributable to the hedged risk is recorded in accumulated other comprehensive income (loss) to an extent it is effective. For 2007, ($1,943) was recorded to other comprehensive income
     (loss) for the changes in fair value. No portion of the foreign currency cash flow hedges was ineffective or excluded from the assessment of hedge effectiveness in 2007. If the cross currency swaps were not deemed highly effective, the change in fair value of the cross currency swaps would be recorded in net realized investment gains (losses). In 2008 the Company estimates that ($463) will be reclassed from accumulated other comprehensive income (loss) to net investment income as contractual cash flows on cross currency swaps are settled.

     Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. In 2007, the Company designated its interest rate swaps as fair value hedges. The Company assesses the effectiveness of fair value hedges based on the changes in fair value attributable to changes in the benchmark interest rate. Based on this assessment of effectiveness, the fair value hedges were highly effective in 2007. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment gains (losses) with no offset from the hedged item. All changes in the fair value of undesignated interest rate swaps are recorded in realized investment gains (losses). For 2007, ($173) was recorded to realized investment gains (losses) for the changes in fair value. In 2008 the Company estimates that $317 will be reclassed from accumulated other comprehensive income (loss) to net investment

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     income as contractual cash flows are received from interest rate swaps designated as cash flow hedges that were terminated in 2007.

     Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms. For 2007, $370 net gain was recorded to realized investment gains (losses) for the changes in fair value.

     The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and forward agreements. The Company monitors the credit standing of the counterparties and anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and have little or no counterparty risk.

          SECURITIES ON DEPOSIT/ASSETS DESIGNATED

     Iowa law requires that assets equal to a life insurer's legal reserve must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2007 and 2006, bonds and notes, mortgage loans and policy loans with a carrying value of $4,924,728 and $2,688,660, respectively, were designated for Iowa. Other regulatory jurisdictions also require cash and securities to be deposited for the benefit of policyholders. Pursuant to these requirements, securities with a fair value of $37,595 and $37,831 were on deposit as of December 31, 2007 and 2006, respectively.

          ASSET RESTRICTIONS

     Certain contract holders account balances that relate to contracts issued by the Company are legally "separate accounts" but are reported in the consolidated balance sheets as part of general account assets because the Company retained the risk of investment gains and losses. As a result, debt securities with a market value of $21,000 and $81,240 as of December 31, 2007 and 2006, respectively, are available only to satisfy the obligations of these contract holders.

     The Company had pledged debt securities with a fair value of $94,722 as of December 31, 2006, to collateralize advances made under advances, collateral pledge and security agreements. The Company had not pledged any securities as of December 31, 2007. There were no outstanding borrowings under the agreements at December 31, 2007 or 2006.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(4)  INCOME TAX

     As described in Note 1, the merger of CUNA Mutual Insurance Society and CMLIC (merged companies) was completed at the close of business on December 31, 2007. Accordingly, each of the merged companies is required to file a federal income tax return for the year ended December 31, 2007 without respect to the merger.

     CUNA Mutual Insurance Society will file a consolidated life-nonlife federal income tax return for 2007 with its 100% owned domestic subsidiaries:
     MEMBERS Life Insurance Company, CUMIS Insurance Society, Inc., CUMIS Specialty Insurance Company, Inc., CUNA Mutual Investment Corporation, CUNA Brokerage Services, Inc., CUNA Mutual Insurance Agency, Inc., CUNA Mutual General Agency of Texas, Inc., CUNA Mutual Business Services, Inc., CUNA Mutual Mortgage Corporation, Stewart Associates Incorporated, International Commons, Inc., and CMG Co-Investment Fund GP, Inc.

     CMLIC will file a consolidated life-nonlife federal income tax return for 2007 with its 100% owned domestic subsidiaries: CMIA of Wisconsin, Inc., League Insurance Agency, Inc., and Member Protection Insurance Plans, Inc.

     Each of the merged companies has entered into tax sharing agreements with their subsidiaries. The agreements provide for the allocation of tax expense between the merged companies and their subsidiaries based on each subsidiary's contribution to the consolidated federal income tax liability. The agreement is substantially in accordance with Reg. Section 1.1552-1(a)(1) and1.1502-33(d)(3). The agreement departs from Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3) in that subsidiaries which have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

     Income tax expense attributable to income from continuing operations for the years ended December 31 is as follows:

                                   2007       2006      2005
                                 --------   -------   --------
Current tax expense              $ 69,808   $44,338   $ 31,530
Deferred tax expense (benefit)    (24,427)   12,690    (18,010)
                                 --------   -------   --------
Total income tax expense         $ 45,381   $57,028   $ 13,520
                                 ========   =======   ========

     The income tax effects of discontinued operations are shown in Note 13.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Income tax expense differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income from continuing operations before income taxes, equity in net income of unconsolidated affiliates and minority interest due to the items listed in the following reconciliation:

                                                       2007      2006       2005
                                                     -------   --------   --------
Tax expense computed at federal corporate tax rate   $68,769   $ 78,703   $ 43,983
Tax-exempt investment income                          (3,869)    (4,047)   (10,614)
Income tax benefit related to prior years             (9,623)   (12,378)    (3,252)
Adjustment to deferred tax accounts                       --         --    (13,468)
Dividends-received deduction                          (4,972)    (3,982)    (2,417)
Meals and entertainment                                  869        749      1,062
Investments held for sale                                 --     (3,151)        --
Foreign operations                                    (5,931)      (500)       266
Other, net                                               138      1,634     (2,040)
                                                     -------   --------   --------
Total income tax expense on continuing operations    $45,381   $ 57,028   $ 13,520
                                                     =======   ========   ========

     In 2005, the Company conducted a detailed analysis of its deferred tax assets and liabilities. The analysis resulted in a tax benefit of $13,468.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31, 2007 and 2006 are as follows:

                                                            2007       2006
                                                          --------   --------
Deferred tax assets:
   Policy liabilities and reserves                        $124,615   $105,194
   Pension and other employee benefits                     102,334     63,769
   Investments                                              14,958      9,987
   Unearned revenue                                         51,210     49,626
   Loss reserve discounting                                 12,215      7,418
   Accrued expenses                                         37,802     31,975
   Fixed assets and real estate                              5,714         --
   Dividends payable to policyholders                       11,734      5,977
   Foreign currency translation                             12,275     10,674
   Loss carryforwards                                       12,152      6,774
   Unrealized investment losses                             66,886         --
   Other                                                     3,984      2,416
                                                          --------   --------
Gross deferred tax assets                                  455,879    293,810
                                                          --------   --------
Deferred tax liabilities:
   Unrealized investment gains                                  --     55,693
   Deferred policy acquisition costs                       166,479    151,641
   Fixed assets and real estate                                 --      9,021
   Intangible assets                                        16,670     18,494
   Undistributed net income of unconsolidated affiliate     32,441     30,181
   Other                                                    12,489      7,358
                                                          --------   --------
Gross deferred tax liabilities                             228,079    272,388
                                                          --------   --------
Deferred tax asset, net                                   $227,800   $ 21,422
                                                          ========   ========

     Management believes that all gross deferred tax assets at December 31, 2007 and 2006 are fully realizable, thus no valuation allowance has been established.

     The Company generally does not provide U.S. deferred income taxes or foreign withholding taxes on its undistributed earnings from its foreign affiliates since the earnings are intended to be reinvested indefinitely. It is not practical to estimate the amount of additional taxes that might be payable on such undistributed earnings. In 2007, however, the Company established

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     U.S. deferred income taxes of $3,378 related to an anticipated dividend from its Canadian affiliate. The total amount of retained earnings for which such taxes have not been provided is approximately $64,000.

     The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes in an enterprise's financial statements in accordance with FASB Statement No. 109 Accounting for Income Taxes. As a result of the implementation of FIN 48, the Company recognized a $400 decrease in the liability for unrecognized tax benefits, which was accounted for as an increase to the January 1, 2007 balance of retained earnings.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                    2007
                                                                  -------
Balance at January 1, 2007                                        $43,090
   Additions based on tax positions related to the current year    12,521
   Additions for prior years' tax positions                           904
   Reductions for prior years' tax positions                          (56)
   Reductions for settlements                                        (444)
   Reductions for expiration of statutes                              (34)
                                                                  -------
Balance at December 31, 2007                                      $55,981
                                                                  =======

     Included in the balance of unrecognized tax benefits at December 31, 2007 is $30,700 of unrecognized tax benefits that, if recognized would affect the effective income tax rate in future periods. The Company does not anticipate any significant changes in its positions in the next twelve months.

     The Company recognizes interest and penalties accrued related to unrecognized tax benefits as part of the income tax provision. During the year ended December 31, 2007, the Company recognized approximately ($955) in interest and penalties. The Company had accrued $23,672 for the payment of interest and penalties at December 31, 2007.

     The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before December 31, 2001 for CUNA Mutual Insurance Society and subsidiaries and December 31, 1998 for CMLIC and subsidiaries.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(5)  RELATED-PARTY TRANSACTIONS

     In the normal course of business, there are various transactions between the Company and other related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies.

(6)  REINSURANCE

     The Company enters into reinsurance agreements to reduce overall risk, including exposure to large losses and catastrophic events. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also assumes insurance risk that was directly written by other insurance entities.

     The effects of reinsurance on premiums and on claims, benefits, and losses incurred for the years ended December 31 are as follows:

                                        2007                     2006                      2005
                              -----------------------   ----------------------   -----------------------
                                Life &     Property &     Life &     Property &     Life &     Property &
                                Health      Casualty      Health      Casualty      Health      Casualty
                               Insurance    Insurance   Insurance     Insurance   Insurance     Insurance
                              ----------   ----------   ---------    ----------   ----------   ----------
Premiums:
   Direct                     $1,349,783    $535,144    $1,343,151    $499,775    $1,331,035    $435,838
   Assumed from affiliates            --     127,830            --       1,288            --         911
   Assumed from
      non-affiliates              14,991     126,131        14,951     111,910        16,074      98,956
   Ceded to affiliates                --     (32,970)           --          --            --          --
   Ceded to non-affiliates      (102,708)    (44,100)     (127,170)    (51,889)     (142,711)    (46,104)
                              ----------    --------    ----------    --------    ----------    --------
Net premiums                  $1,262,066    $712,035    $1,230,932    $561,084    $1,204,398    $489,601
                              ==========    ========    ==========    ========    ==========    ========
Claims, benefits and losses
   incurred:
   Direct                     $  855,789    $300,614    $ 787,876     $309,086    $  819,562    $298,737
   Assumed from affiliates            --      93,418           --        2,989            --      (1,977)
   Assumed from
      non-affiliates              15,440      81,059       12,928       77,221        14,185      67,320
   Ceded to affiliates                --     (30,751)          --           --            --          --
   Ceded to non-affiliates       (74,841)    (24,076)     (59,145)     (29,045)      (72,982)    (26,970)
                              ----------    --------    ---------     --------    ----------    --------
Net claims, benefits and
   losses                     $  796,388    $420,264    $ 741,659     $360,251    $  760,765    $337,110
                              ==========    ========    =========     ========    ==========    ========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The balance of reinsurance recoverables at December 31, 2007 and 2006 was $157,609 and $114,945, respectively. These balances are subject to uncertainties similar to the estimates of the gross reserves for claims and policy benefits and loss and loss adjustment expenses. The collection of the balances is also subject to risk. The Company evaluates the risks to collection of these balances in determining the need to establish an allowance for uncollectible reinsurance. In making this determination, the Company considers, among other factors, the credit rating of the reinsurers, its past collection experience, the aging of balances, and any known credit concerns or disputes over contract interpretations. Based on the Company's evaluation, no allowance for uncollectible reinsurance was recorded at December 31, 2007 and 2006. The Company has a recoverable of $21,890 from one reinsurer at December 31, 2007; the Company believes there is no significant risk of loss related to this recoverable.

     On November 14, 2006, CUNA Mutual commuted a reinsurance agreement with an external party effective January 1, 2006. The Company recorded the following related to the commutation:

At December 31, 2006
--------------------
Deferred acquisition costs ending balance       $61,782
Insurance reserves - life and health             67,480
                                                =======

For the year ending December 31, 2006
-------------------------------------
Life and health premiums                        $25,033
Life and health insurance claims and benefits    14,404
Deferred acquisition costs amortized              7,456
                                                =======

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(7)  DEFERRED POLICY ACQUISITION COSTS

     A summary of the policy acquisition costs deferred and amortized is shown in the following table:

                                                             2007                    2006
                                                    ---------------------   ---------------------
                                                                 Property                Property
                                                     Life and      and       Life and      and
                                                      Health     Casualty     Health     Casualty
                                                    Insurance   Insurance   Insurance   Insurance
                                                    ---------   ---------   ---------   ---------
Balance at beginning of year                        $ 632,149    $ 26,626   $ 451,303   $ 36,169
Policy acquisition costs deferred                     309,440      61,697     411,518     46,526
Policy acquisition costs amortized
   and adjustments for changes in
   life and health gross profit assumptions          (256,467)    (60,881)   (242,415)   (42,088)
Effect of change in net unrealized gains (losses)
   on securities available for sale                    26,976          --      (2,663)
Impact of foreign exchange                             (5,612)        388         162        263
                                                    ---------    --------   ---------   --------
Balance at end of year                              $ 706,486    $ 27,830   $ 617,905   $ 40,870
                                                    =========    ========   =========   ========

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(8)  LIABILITY FOR CLAIM RESERVES

     The following table presents activity relating to unpaid claim and claim adjustment expense reserves for property and casualty and certain accident and health insurance policies:

                                                 2007                    2006
                                        ---------------------   ---------------------
                                         Accident    Property    Accident    Property
                                           and         and         and         and
                                          Health     Casualty     Health     Casualty
                                        Insurance   Insurance   Insurance   Insurance
                                        ---------   ---------   ---------   ---------
Balance as of January 1                 $ 445,400    $428,753   $464,692     $422,884
Less discontinued operations                   --      68,378         --           --
Less experience refunds liability          43,513          --     38,841           --
Less reinsurance recoverables               5,183      51,849      6,761       72,174
                                        ---------    --------   --------     --------
Net balance as of January 1               396,704     308,526    419,090      350,710
                                        ---------    --------   --------     --------
Incurred, net of reinsurance
recoverable, related to:
   Current year                           254,619     461,550    252,440      368,282
   Prior years                            (45,096)    (41,286)   (45,521)      (8,031)
                                        ---------    --------   --------     --------
Total incurred                            209,523     420,264    206,919      360,251
                                        ---------    --------   --------     --------
Paid, net of reinsurance recoverable,
related to:
   Current year                            82,159     231,799     74,802      168,824
   Prior years                            156,489     132,407    154,503      165,233
                                        ---------    --------   --------     --------
Total paid                                238,648     364,206    229,305      334,057
                                        ---------    --------   --------     --------
Net balance at December 31                367,579     364,584    396,704      376,904
Plus experience refunds liability          51,648       3,862     43,513           --
Plus reinsurance recoverables               5,805      90,256      5,183       51,849
                                        ---------    --------   --------     --------
Balance at December 31                  $ 425,032    $458,702   $445,400     $428,753
                                        =========    ========   ========     ========

     The liability for claim reserves from prior years decreased by $45,096 and $45,521 for accident and health products in 2007 and 2006, respectively. For property and casualty products, the decreases were $41,286 and $8,031 in 2007 and 2006, respectively. The experience improvements, as determined by actuarial analysis, can be generally attributed to loss mitigation efforts, favorable development of prior year claims, and the benefit resulting from implementation of claim handling best practices.

     For accident and health products, the 2007 decrease in claim reserves primarily relates to better experience in both group and credit disability products. For 2006, the Company also had better experience in group and credit disability products, while offsetting this was a deterioration in long term care results.

     For property and casualty products, the significant decrease in 2007 relates to improvements from losses associated with fraudulent use of credit and debit cards issued by credit unions and

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     covered by fidelity bond insurance issued by the Company. Smaller experience improvements in most other property and casualty lines were offset by worsened experience in workers compensation. The reserve decrease in 2006 was not material.

(9)  BENEFIT PLANS

     The Company has noncontributory defined benefit pension plans covering substantially all full time employees other than employees of The CUMIS Group, Ltd., a holding company for the Canadian insurance operations owned 87% by CUNA Mutual. Certain employees and directors are also eligible for non-qualified defined benefit plans. Retirement benefits are provided using either a traditional or cash balance formula. The traditional formula provides benefits based on compensation and years of service. The cash balance formula utilizes notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applies to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement and September 1, 2005 for employees covered under a collective bargaining agreement and the vast majority of the benefit obligations relate to the traditional formula. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. $448,033 and $468,707 of the United States benefit plan assets shown in the table below, in 2007 and in 2006, respectively, are invested in the Ultra Series Fund, a family of mutual funds which is managed by MCA.

     The CUMIS Group, Ltd. maintains a noncontributory defined benefit pension plan, which covers substantially all of its employees, and two contributory defined benefit pension plans. Retirement benefits are based on length of service and final average earnings.

     The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits.

     The measurement date for all benefit plans is December 31.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     As described in Note 2, the Company adopted the recognition and related disclosure provisions of SFAS No. 158 as of December 31, 2007. The incremental effect of this adoption on the individual line items in the December 31, 2007 consolidated balance sheet is shown in the following table:

                                               Before                          After
                                           Application of                 Application of
                                            SFAS No. 158    Adjustments    SFAS No. 158
                                           --------------   -----------   --------------
Accrued postretirement benefit liability     $(192,769)      $  4,716       $(188,053)
Accrued pension liability                       13,568        (97,305)        (83,737)
Net deferred tax asset                         195,741         32,059         227,800
Minority interest                               27,301          1,340          28,641
Accumulated other comprehensive income         (97,659)       (59,190)       (156,849)

     Amounts recognized in accumulated other comprehensive income as of December 31, 2007 are as follows:


                                                              As of
                                                             December
                                                             31, 2007
                                                             --------
Net transition obligation                                    $ (2,777)
Net prior service costs                                       (21,804)
Net actuarial loss                                            115,830
                                                             --------
Total recognized in other comprehensive income, before tax     91,249
Tax expense                                                    32,059
                                                             --------
Total recognized in other comprehensive income, net of tax   $ 59,190
                                                             ========

     The estimated net actuarial loss and prior service cost for the postretirement benefit plan that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2008 are $3,011 and $(2,709), respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The Company's prepaid pension asset is recorded in other assets and receivables on the consolidated balance sheets. The following table summarizes information about the plans at December 31:

                                                               Other Postretirement
                                         Pension Benefits            Benefits
                                      ---------------------   ---------------------
                                         2007        2006        2007        2006
                                      ---------   ---------   ---------   ---------
Fair value of plan assets             $ 635,670   $ 643,075   $   8,918   $   8,458
Benefit obligation                     (719,407)   (789,404)   (196,971)   (178,113)
                                      ---------   ---------   ---------   ---------
Funded status at                      $ (83,737)  $(146,329)  $(188,053)  $(169,655)
                                      =========   =========   =========   =========
Amounts reflected in consolidated
   balance sheet:
      Prepaid benefit obligation      $      --   $  56,156   $      --   $      --
      Accrued benefit liability         (83,737)    (30,724)   (188,053)   (192,420)
      Additional minimum
         liability                           --      (5,577)         --          --
      Intangible asset                       --         993          --          --
                                      ---------   ---------   ---------   ---------
   Net asset (liability) recognized
      in the consolidated
      balance sheet                   $ (83,737)  $  20,848   $(188,053)  $(192,420)
                                      =========   =========   =========   =========

     The accumulated benefit obligations for the Company's defined benefit pension plans were $622,782 and $647,048 at December 31, 2007 and 2006, respectively.

     The following table provides information for the plans for the years ended December 31:

                                     Pension Benefits               Other Benefits
                               ---------------------------   ---------------------------
                                 2007      2006      2005      2007      2006      2005
                               -------   -------   -------   -------   -------   -------
Pension benefits:
   Employee contributions      $    --   $   422   $   385   $    --   $    --   $    --
   Employer contributions       11,980    71,955    20,726     6,406     6,921     5,067
   Benefit payments             45,103    49,450    25,736     6,406     6,921     5,067
   Net periodic benefit cost    22,193    33,525    21,752    11,387    10,075    11,938
   Curtailment gain                 --        --        --     6,573        --        --

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     In the table below, information is presented as of December 31 for those pension plans for which the accumulated benefit obligation exceeds the fair value of plan assets.

                                    2007       2006
                                  --------   --------
Projected benefit obligation      $128,362   $206,547
Accumulated benefit obligation     113,709    164,587
Fair value of plan assets:
   Debt securities                $ 50,614   $ 37,719
   Equity securities                27,890     87,634
   All other securities              3,667      9,601
                                  --------   --------
Total fair value of plan assets   $ 82,171   $134,954
                                  ========   ========

     CUNA Mutual's actuarial assumptions used to develop pension and other postretirement benefit expense for the years ended December 31 were as follows:

                                                   2007   2006
                                                   ----   ----
Discount rate                                      5.62%  5.54%
Expected long-term rate of return on plan assets   7.91%  7.87%
Assumed rate of compensation                       4.89%  4.85%

     The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation is 10.9% reducing to 3.8% by 2027. The discount rate used in determining the accumulated postretirement benefit obligation is 5.6% for 2007 and 2006.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The CUMIS Group Ltd.'s actuarial assumptions, which for 2006 include the Canadian property and casualty subsidiary sold in 2007 (see Note 13) used to develop pension and other postretirement benefit expense for the years ended December 31 were as follows:

                                                   2007   2006
                                                   ----   ----
Discount rate                                      5.75%  5.05%
Expected long-term rate of return on plan assets   7.13%  6.87%
Assumed rate of compensation                       4.25%  4.02%

     The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation for The CUMIS Group Ltd is 8.0% reducing to 5.0% by 2011. The discount rate used in determining the accumulated postretirement benefit obligation is 5.8% for 2007 and 5.6% for 2006.

     The Medicare Prescription Drug, Improvement and Modernization Act of 2003 introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part
     D. Beginning in 2005, the effects of the subsidy are reflected in the measurement of the net periodic postretirement benefit costs. The effect of the subsidy for 2007 was a reduction of the postretirement benefit cost of $2,945 including $1,192 related to service cost, $1,482 related to interest cost and $271 related to recognized net actuarial gain/loss. Comparable figures for 2006 were a reduction of the postretirement benefit cost of $3,940 including $1,288 related to service cost, $1,638 related to interest cost and $1,014 related to recognized net actuarial gain/loss. The subsidy reduced the 2007 accumulated postretirement benefit obligation by $22,870 compared to $26,700 in 2006. Subsidies received in 2007 and 2006 amounted to $416 and $303, respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Estimated future benefit payments for the years ended December 31 are as follows:

                                                 Other      Other      Other
                                               Benefits   Benefits   Benefits
                                     Pension    Before    Medicare     After
                                    Benefits    Subsidy    Subsidy    Subsidy
                                    --------   --------   --------   --------
Estimated future benefit payments
   2008                             $ 33,643    $ 9,616    $  508     $ 9,554
   2009                               35,042     10,549       559      10,479
   2010                               36,626     11,509       620      11,418
   2011                               38,652     12,611       680      12,501
   2012                               40,308     13,328       766      13,179
   2013-2017                         235,214     78,434     5,315      76,739

     The expected employer contributions to the various pension plans in 2008 are not known. For other benefits, the employer contribution will be equivalent to the estimated 2008 benefits.

     CUNA Mutual's pension plan allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

                                         Target
                        2007    2006   Allocation
                       -----   -----   ----------
Asset category
   Equity securities    62.2%   64.5%     65.8%
   Debt securities      33.1    27.3      34.2
   Cash                  4.7     8.2        --
                       -----   -----     -----
   Total               100.0%  100.0%    100.0%
                       =====   =====     =====

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The CUMIS Group Ltd.'s pension plan allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

                                         Target
                        2007    2006   Allocation
                       -----   -----   ----------
Asset category
   Equity securities    53.8%   51.5%     55.0%
   Debt securities      40.6    43.9      45.0
   All other             5.6     4.6        --
                       -----   -----     -----
   Total               100.0%  100.0%    100.0%
                       =====   =====     =====

     CUNA Mutual and CUMIS Group Ltd. invest the pension plans' assets with the goal of meeting short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to approximate target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

     The postretirement benefit costs for 2007 includes recognition of a curtailment gain of $6,573. This curtailment gain is the result of the termination of a significant number of employees covered under the plan as the result of the Company's outsourcing effort that began in 2005. Termination dates for the impacted employees ended in 2007, which prompted the recognition of the curtailment gain.

     The curtailment was reduced by $3,329, the amount the Company recognized for the implementation of SFAS No. 158. This reduction was for the elimination of prior service costs related to the curtailment that were recognized as a part of the curtailment gain in postretirement benefit costs.

          OTHER POST EMPLOYMENT BENEFITS

     The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees after employment but before retirement. Such costs are expensed as incurred. The liability for other post employment benefits was $14,830 and $21,612 at December 31, 2007 and 2006, respectively.

          DEFINED CONTRIBUTION PLANS

     The Company sponsors thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2007, 2006 and 2005 were $13,058, $12,973 and $13,047 respectively.

          BENEFIT PLANS FUNDED WITH RABBI TRUSTS

     The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $69,301 and $60,345 as of December 31, 2007 and 2006, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheets. These plans have been partially funded with assets in Rabbi trusts. Assets placed in trust also include amounts deposited to fund certain qualified defined benefit plans which are excluded from the determination of the accrued liability. The total amounts deposited in the Rabbi trust were $68,817 and $61,088 at December 31, 2007 and 2006, respectively. These assets represent investments in mutual funds carried at fair value and are included with other equity securities in the consolidated balance sheets. Assets in such trusts are held for the benefit of the plan beneficiaries but remain the property of the Company.

(10) STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders' surplus and payment of dividends. Generally, ordinary dividends, including those to the parent, must be reported to the Iowa Department of Commerce, Insurance Division ("Insurance Department") within five days following the declaration and can not be paid until at least 14 days after such notice is given. The Company must notify the Insurance Department at least 30 days in advance of payment of extraordinary dividends, as defined by Iowa statutes, and those dividends must be approved by the Insurance Department. The Company has three wholly-owned subsidiaries that are subject to statutory dividend restrictions. CUMIS Insurance Society, Inc., ("CUMIS"), CUMIS Specialty Insurance Company, Inc. and MEMBERS have dividend restrictions at December 31, 2007 of $80,680, $1,569 and $2,589, respectively.

     Risk-based capital requirements promulgated by the National Association of Insurance Commissioners require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2007, the Company and its insurance affiliates' adjusted surplus exceed the minimum requirements.

     CUNA Mutual and its insurance company affiliates file statutory-basis financial statements with insurance regulatory authorities. The Insurance Department has allowed CUNA Mutual to use certain accounting practices which differ from prescribed statutory accounting practices (permitted practices). These permitted practices relate to the carrying value of mortgage insurance affiliates, the carrying value of fixed maturity securities held in the separate account which support certain funding agreements and the method of recognizing certain group life, credit life, and credit disability premiums. The use of these permitted practices increased

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     reported statutory surplus by $115,641 as of December 31, 2007 and $98,813 as of December 31, 2006.

     Statutory-basis net income of CUNA Mutual was $10,605, $71,433 and $150,292 for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory-basis surplus was $1,035,435 and $1,065,288 at December 31, 2007 and 2006, respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(11) COMMITMENTS AND CONTINGENCIES

     The Company has the following investment commitments outstanding at December 31:

                         2007       2006
                       --------   --------
Private placements     $     --   $ 15,620
Mortgage loans           55,700     65,155
Limited partnerships    336,237    233,101
Bank loans                   --      4,811

     Private placement commitments represent conditional commitments to purchase private placement debt and equity securities at a specified future date.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

     Limited partnership commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

     Bank loan commitments to invest represent commitments to acquire loans from banks at a specified future date.

     The Company contracts for long-term leases for office space, autos, and equipment, most of which are classified as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

     The Company accounts for certain lease agreements, substantially all for computer equipment, as capital leases; these capital lease obligations totaled $3,022 and $3,013 at December 31, 2007 and 2006, respectively. These obligations were included in office properties, equipment and computer software and accounts payable and other liabilities in the Company's consolidated balance sheets. Amortization of capital lease obligations is included in depreciation expense.

     At December 31, 2007, the Company was committed under non-cancelable operating and capital leases with minimum rentals of approximately $38,636 of which $10,026 is due in 2008, $7,018 in 2009, $3,763 in 2010, $2,435 in
     2011, $15,394 in 2012 and thereafter. Rental expense included in the Company's operations amounted to $16,496, $17,814 and $19,608 in 2007, 2006 and 2005, respectively.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2007 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $4,899 and $5,220 at December 31, 2007 and 2006, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $3,564 and $4,000 at December 31, 2007 and 2006, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

     CUNA Mutual Investment Corporation ("CMIC"), a wholly-owned subsidiary of the Company, owns 50% of CMG Mortgage Insurance Company ("CMG"), a Wisconsin company which sells residential mortgage guaranty insurance. The other 50% is owned by PMI Mortgage Insurance Company ("PMI"), an unaffiliated company. In 2001, PMI and CMIC executed a capital support agreement whereby the parties agreed to contribute up to $37,650 each, subject to certain limitations, so as to maintain the statutory risk-to-capital ratio of CMG at or below 18 to 1. At December 31, 2007, the statutory risk-to-capital ratio for CMG was 15 to 1. The carrying value of securities owned by CUNA Mutual and held in a trust pursuant to this agreement, was $41,243 and $40,884 as of December 31, 2007 and 2006, respectively. In the event that CMIC needs funds to meet the terms of the agreement, additional capital contributions to CMIC can be drawn from this trust.

     Various legal and regulatory actions, including state market conduct exams, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

     These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated financial statements of the Company.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(12) DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value of estimated cash flows or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

     Certain financial instruments and all nonfinancial instruments are excluded from the disclosure requirements. In addition, the tax ramifications of the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

     The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

     Cash and Cash Equivalents, Short-term Investments, and Accrued Investment
     Income: The carrying amounts for these instruments approximate their fair values due to their short term nature.

     Policy Loans: The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity and policy loans are often repaid by reductions to policy benefits.

     Debt and Equity Securities: Fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from independent pricing services where the Company may rely on broker provided prices or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The Company performs internal modeling to gain comfort with any prices provided by brokers. The fair values of equity securities are based on quoted market prices.

     Derivative Financial Instruments: The fair value of derivatives is based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment, or upon broker quotes. Fair values for derivatives traded on an exchange are based on quoted market prices.

     Separate Account Assets and Liabilities: Separate account assets are substantially all investments in equity securities which are carried at fair value based on quoted market prices. Separate account liabilities represent the account value owed to the customer which is equal to the segregated assets carried at fair value.

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

     Investment-Type Contracts: Investment-type contracts include group and individual annuity contracts in the general account and deposit-type contracts in the general and separate accounts. In most cases, the fair values are determined by discounting expected liability cash flows and required profit margins using the year-end Treasury yield curve plus a spread equivalent to the AA cost of funds. Fair value was assumed to equal statutory book value where liability cash flows are not available.

     The carrying amounts and estimated fair values of the Company's significant financial instruments at December 31 are as follows:

                                              2007                      2006
                                     -----------------------   -----------------------
                                      Carrying     Estimated    Carrying     Estimated
                                       Amount     Fair Value     Amount     Fair Value
                                     ----------   ----------   ----------   ----------
Financial instruments
   recorded as assets:
      Debt securities                $5,705,846   $5,705,846   $6,508,844   $6,508,844
      Equity securities                 467,757      467,757      624,559      624,559
      Mortgage loans                    642,804      657,409      437,021      449,049
      Short-term investments            232,864      232,864      351,602      351,602
      Cash and cash equivalents         607,209      607,209      246,280      246,280
      Accrued investment income          73,329       73,329       77,341       77,341
      Derivatives                        18,712       18,712       19,678       19,678
      Separate account assets         5,051,272    5,051,272    4,908,098    4,908,098
Financial instruments
   recorded as liabilities:
      Investment-type contracts       3,377,265    3,304,932    4,150,550    3,924,858
      Derivatives                        14,519       14,519       12,250       12,250
      Separate account liabilities    5,051,272    5,051,272    4,908,098    4,908,098

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(13) DISCONTINUED OPERATIONS

     The Company has sold certain operations that have been accounted for in the accompanying financial statements as discontinued operations. In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the results of operations and the gain or loss on the sale of the discontinued operations are reported, after applicable taxes, on a one-line basis in the consolidated statement of operations. Prior year consolidated statements of operations have been reclassified to conform to the current year presentation. The consolidated balance sheets of the prior years have not been reclassified to identify the assets and liabilities of these discontinued operations.

     The principal components of the discontinued operations relate to three transactions. In 2007, the Company's 87%-owned Canadian subsidiary sold its wholly-owned property and casualty subsidiary. The Canadian subsidiary recorded $75,260 in proceeds and a $5,091 after-tax gain on the sale. In 2005, the Company sold its mortgage servicing rights and ceased its mortgage banking operations. This sale resulted in a $10,782 loss, which included a goodwill impairment loss of $4,482. In connection with this sale the Company concluded in 2006 that it was also necessary to write down a receivable related to this sale by $1,012. In 1998 the Company sold a property and casualty insurance subsidiary. Under the terms of that agreement the Company was entitled to receive additional sales proceeds in the event the insurance reserves assumed by the purchaser developed favorably. Subsequent favorable development has been recorded as part of discontinued operations.

     The following table displays the components of discontinued operations for each of the years in the three-year period ended December 31, 2007.

                                                  2007       2006      2005
                                                --------   -------   --------
Total revenues                                  $119,186   $96,026   $135,361
Total expenses                                   104,919    94,374    128,249
                                                --------   -------   --------
Gains from discontinued operations before
   income taxes and non-operating items           14,267     1,652      7,112
Gain (loss) on disposal                           10,825      (452)   (10,782)
Gain from favorable loss reserve development       2,728     2,053      9,093
Income tax expense                                (9,945)     (433)    (3,435)
                                                --------   -------   --------
Gain from discontinued operations, net of tax   $ 17,875   $ 2,820   $  1,988
                                                --------   -------   --------

     There are no significant assets or liabilities, other than a $2,400 liability related to the 1998 sale of the property and casualty company, pertaining to discontinued operations as of December 31, 2007. The Canadian subsidiary's assets and liabilities as of December 31, 2006 are included in the consolidated balance sheet. Significant amounts include cash and investments of $129,185, premiums receivable of $19,676, deferred policy acquisition costs of

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     $14,255, net accrued employee benefit asset of $3,553 comprised of $27,649 of plan assets offset by $24,096 of plan liabilities, other assets of $9,519, insurance reserves - property and casualty of $117,135, and other liabilities of $7,595.

(14) ACQUISITION OF CONTROLLING AND MINORITY INTERESTS

     In June 2007, CMIC purchased 100% of the common stock of CU BizSource, LLC from MEMBERS Development Company, LLC ("MDC") for $787 in cash. The Company owns a 49% interest in MDC. The Company assigned $537 of the purchase price to an intangible asset for a covenant not to compete, which was recorded as an asset by the parent (CMIC) and is being amortized on a prorata basis over five years. In addition, goodwill of $1,060 and a note payable of $928 were acquired as part of the transaction. CU BizSource provides certification services and maintains underwriting standards for commercial loans issued by credit unions.

     In August 2007 CMIC purchased a 25% minority interest in Producers AG Insurance Group, Inc. ("ProAg") for $12,250 in cash. The Company assigned $6,107 of the acquisition cost to goodwill, which was recorded as part of CMIC's equity in unconsolidated affiliates. The Company had a previous reinsurance agreement with ProAg, which is in the crop insurance business, and the purchase was made to solidify the relationship between the two organizations. The goodwill was generated by the excess of the purchase price over the fair value of the net assets acquired. Both the Company and ProAg issue crop insurance policies and participate in a reinsurance pooling agreement. ProAg also acts as a managing general agent for the crop insurance business.

     Operating results for the 2007 acquisitions have been presented in the statement of operations on their effective dates.

     In December 2007, the Company bought out the minority owners of Lending Call Center Services, LLC ("LCCS") for $1,095, generating goodwill of $1,057. Half the purchase price was paid in cash and the remainder is payable in equal installments in December 2008 and 2009. LCCS processes loan applications and handles member service calls for credit unions and other financial institutions.

     In May 2005, the Company purchased controlling interest in LCCS for $10,114 in cash pursuant to a put option exercised by the former owner. The Company had previously owned 46.2% of the outstanding stock and this transaction brought the ownership percentage to 92.7%. The 2005 transaction increased goodwill by $8,383. The Company recognized goodwill impairment losses of $6,096 in 2005 and $8,268 in 2006, after re-evaluating the strategic intent with respect to LCCS in both years. The Company also recognized an impairment loss of $486 in 2006, representing the unamortized balance of customer lists acquired in 2005.

(15) SUBSEQUENT EVENT

     In February 2008, the Company entered into a three year unsecured revolving credit facility agreement in the principal amount of $255,000. A facility fee of .08% per year on the committed principal is required. Interest on amounts borrowed will vary based on certain

CUNA MUTUAL INSURANCE SOCIETY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     benchmark interest rates. The Company is required to comply with financial covenants including a maximum ratio of total debt to policyholders' surplus, a minimum statutory risk-based capital ratio, and minimum consolidated net worth. No borrowings have been made under the credit facility as of March 26, 2008.

APPENDIX A - FIRST YEAR SURRENDER CHARGES PER 1,000 OF SPECIFIED AMOUNT

ISSUE AGE   MALE COMPOSITE   FEMALE COMPOSITE
---------   --------------   ----------------
    0            0.95              0.87
    1            1.07              0.99
    2            1.19              1.11
    3            1.30              1.22
    4            1.42              1.34
    5            1.54              1.46
    6            1.70              1.59
    7            1.88              1.72
    8            2.06              1.85
    9            2.24              1.98
   10            2.39              2.11
   11            2.51              2.23
   12            2.62              2.35
   13            2.71              2.46
   14            2.80              2.57
   15            2.88              2.67

                    MALE                    FEMALE
            ---------------------   ---------------------
ISSUE AGE   NON TOBACCO   TOBACCO   NON TOBACCO   TOBACCO
---------   -----------   -------   ---------------------
   16           2.94        2.94        2.74        2.74
   17           2.99        2.99        2.80        2.80
   18           3.03        3.03        2.85        2.85
   19           3.10        3.10        2.92        2.92
   20           3.21        3.24        3.03        3.05
   21           3.37        3.49        3.18        3.28
   22           3.56        3.74        3.37        3.51
   23           3.78        4.00        3.57        3.75
   24           4.03        4.25        3.79        3.98
   25           4.29        4.50        4.02        4.21
   26           4.57        4.79        4.26        4.51
   27           4.88        5.11        4.51        4.85
   28           5.21        5.45        4.77        5.22
   29           5.55        5.82        5.05        5.59
   30           5.89        6.18        5.33        5.95
   31           6.23        6.54        5.63        6.31
   32           6.59        6.91        5.93        6.68
   33           6.95        7.30        6.25        7.04
   34           7.32        7.70        6.57        7.42
   35           7.71        8.13        6.90        7.79

Note: Preferred and Standard Policies use the same Surrender Charge.

                    MALE                    FEMALE
            ---------------------   ---------------------
ISSUE AGE   NON TOBACCO   TOBACCO   NON TOBACCO   TOBACCO
---------   -----------   -------   -----------   -------
   36           8.11        8.58        7.22        8.17
   37           8.53        9.05        7.55        8.55
   38           8.95        9.54        7.88        8.94
   39           9.40       10.07        8.22        9.32
   40           9.87       10.62        8.58        9.70
   41          10.36       11.21        8.96       10.06
   42          10.86       11.82        9.35       10.41
   43          11.39       12.46        9.76       10.76
   44          11.94       13.14       10.18       11.12
   45          12.53       13.86       10.64       11.52
   46          13.14       14.61       11.10       11.92
   47          13.76       15.39       11.56       12.30
   48          14.41       16.21       12.06       12.73
   49          15.12       17.08       12.62       13.25
   50          15.91       18.00       13.28       13.91
   51          16.79       19.00       14.07       14.77
   52          17.74       20.07       14.98       15.79
   53          18.74       21.18       15.94       16.89
   54          19.78       22.31       16.92       18.00
   55          20.83       23.43       17.86       19.04
   56          21.85       24.48       18.70       19.96
   57          22.84       25.47       19.49       20.80
   58          23.88       26.50       20.30       21.65
   59          25.04       27.68       21.20       22.59
   60          26.39       29.11       22.30       23.71
   61          27.01       29.87       23.08       24.53
   62          27.42       30.48       23.84       25.32
   63          27.73       31.00       24.55       26.06
   64          28.04       31.50       25.20       26.71
   65          28.45       32.05       25.75       27.25
   66          28.96       32.58       26.18       27.60
   67          29.50       33.05       26.49       27.78
   68          30.07       33.55       26.74       27.91
   69          30.70       34.19       27.00       28.07
   70          31.39       35.07       27.31       28.39
   71          32.25       36.52       27.72       29.01
   72          33.12       37.97       28.12       29.64
   73          33.98       39.41       28.53       30.26
   74          34.85       40.86       28.93       30.89
   75          35.71       42.31       29.34       31.51

Note: Preferred and Standard Policies use the same Surrender Charge.

APPENDIX B - DEATH BENEFIT PERCENTAGE FACTOR

The Death Benefit Percentage Factor required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.

Attained Age   Death Benefit Percentage Factor
------------   -------------------------------
0-40                         2.50
41                           2.43
42                           2.36
43                           2.29
44                           2.22
45                           2.15

46                           2.09
47                           2.03
48                           1.97
49                           1.91
50                           1.85

51                           1.78
52                           1.71
53                           1.64
54                           1.57
55                           1.50

56                           1.46
57                           1.42
58                           1.38
59                           1.34
60                           1.30

61                           1.28
62                           1.26
63                           1.24
64                           1.22
65                           1.20

66                           1.19
67                           1.18
68                           1.17
69                           1.16
70                           1.15

71                           1.13
72                           1.11
73                           1.09
74                           1.07
75-90                        1.05

91                           1.04
92                           1.03
93                           1.02
94                           1.01
95                           1.00

                                     PART C

                                OTHER INFORMATION

ITEM 26.  EXHIBITS

1.   Board of Directors Resolution.

     a) Resolution of the Board of Directors of CUNA Mutual Life Insurance Company authorizing the establishment of the Registrant. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     b) Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company and changing the name of the Separate Account. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008

2.   Custodian Agreements. Not Applicable

3.   Underwriting Contracts.

     a)i Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     a)ii Amended and Restated Distribution Agreement Between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008

     b)i Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     b)ii Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

4.   Contracts.

     a) Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          i. Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          ii. Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          iii. Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          iv. Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          v. Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          vi. Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          vii. Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          viii. Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          ix. Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          x. Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          xi. Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

     b) Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          i. Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          ii. 403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

     c) State Variation List. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

     d) CUNA Mutual Life Insurance Company and CUNA Mutual Insurance Society Merger Endorsement dated December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

5.   Applications.

     a) Application. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

6.   Depositor's Certificate of Incorporation and By-Laws.

     a)i Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 15 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.

     a)ii Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

     b) Bylaws. Incorporated herein by reference to Form S-6 post-effective amendment no. 22 (File No. 33-19718) filed with the Commission on April 29, 2002.

     b)ii Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

7.   Reinsurance Contracts.

     a)i Facultative YRT Self-Administered Reinsurance Agreement, Effective January 1, 1992, between Century Life of America, Waverly, Iowa and Frankona America Life Reassurance Company, Kansas City Missouri.

     a)ii Amended Facultative YRT Self-Administered Reinsurance Agreement with Scottish Re Life Corporation (formerly Frankona America Life Reassurance Company), Kansas City, Missouri effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

     b)i Facultative Agreement between Century Life of America, Waverly, Iowa (hereinafter called the Ceding Company) and General American Life Insurance Company, St. Louis, Missouri, Effective September 1, 1991.

     b)ii Amended Facultative Agreement with RGA Reinsurance Company (formerly General American Life Insurance Company), St. Louis, Missouri, effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

     c)i Reinsurance Agreement between The Century Life of America of Waverly, Iowa and General Reassurance Corporation, Financial Centre, Stamford, Connecticut, Effective January 22, 1986.

     c)ii Amended Reinsurance Agreement with Swiss Re Life & Health of America, Inc. (formerly General Reassurance Corporation, Financial Centre), Stamford, Connecticut effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

     d)i Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Century Life of America of Waverly, Iowa and Transamerica Occidental Life Insurance Company of Los Angeles, California, Effective February 1, 1986.

     d)ii Amended Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, with Transamerica Occidental Life Insurance Company of Los Angeles, California effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

     e)i Reinsurance Agreement Between Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, Effective as of September 1, 1983.

     e)ii Amended Reinsurance Agreement with Swiss Re Life & Health America, Inc. (formerly The Lincoln National Life Insurance Company of Fort Wayne, Indiana) effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

     f)i Amendment to the Risk Premium Reinsurance Agreement between the Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, effective September 1, 1983.

     f)ii Amended Amendment to the Risk Premium Reinsurance Agreement with The Lincoln National Life Insurance Company of Fort Wayne, Indiana effective December 31, 2007.

          Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008

8.   Participation Agreements.

     a)i Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

     a)ii Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000. Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

     a)iii Amendment to Participation Agreement Among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

     b)i Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

     b)ii Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000. Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

     b)iii Amendment to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

     c)i Participation Agreement between Oppenheimer Variable Account Funds and the Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999. Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

     c)ii Fourth Amendment to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

     d)i Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001. Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

     d)ii Amendment No. 3 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

9.   Administrative Contracts. Not applicable.

10.  Other Material Contracts. Not applicable.

     a)i Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Services, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

     a)ii Amendment to Rule 22c-2 Shareholder Information Agreement between T.Rowe Price Investment Services, Inc., and and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

     b)i Rule 22c-2 Shareholder Information Agreement between MFS and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

     b)ii Amendment to Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc and CUNA Mutual Insurance Society effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

     c)i Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-4 post effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

     c)ii Amendment to Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

   10 d)i Services Agreement between Pitney Bowes Management Services, Inc. and
          CUNA Mutual Insurance Society effective May 16, 2006.

11.(a) Legal Opinion. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

11.(b) Legal Opinion. Filed herewith.

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions. Not applicable.

15. Omitted Financial Statements. No financial statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17. Issuance, Transfer and Redemption Procedures (Form 5202) Issued by CUNA Mutual Insurance Society dated March, 2008. Filed herewith.

18.  i)    Deloitte & Touche LLP Consent. Filed herewith.
     ii)   KPMG Consent. Filed herewith.
     iii)  Ernst & Young LLP Consent. Filed herewith.

19.  Powers of Attorney. Filed herewith.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

  NAME AND PRINCIPAL BUSINESS ADDRESS              POSITIONS AND OFFICE WITH DEPOSITOR
---------------------------------------   ---------------------------------------------------------
Eldon R. Arnold                           Director
5401 West Dirksen Pkwy
Peoria, IL  61607

James L. Bryan                            Director
777 E. Campbell Road
Richardson, TX  75081-1891

Loretta M. Burd                           Director & Chairman of the Board
1430 National Road
Columbus, IN  47201

William B. Eckhardt                       Director
4000 Credit Union Drive, #600
Anchorage, AK  99503

Joseph J. Gasper, Jr.                     Director
5525 Parkcenter Circle
Dublin, OH 73017

Bert J. Hash, Jr.                         Director
7 East Redwood Street, 17th Floor
Baltimore, MD  21202

Victoria W. Miller                        Director
One CNN Center
Atlanta, GA  30303

C. Alan Peppers                           Director & Vice Chairman of the Board
3700 East Alameda Avenue
Denver, CO  80209

Jeff Post                                 Director
5910 Mineral Point Road
Madison, WI  53705

Neil A. Springer                          Director
1755 South Naperville Road, Suite 100
Wheaton, IL  60187

Farouk D.G. Wang                          Director
2525 Maile Way

Honolulu, HI  96822

Larry T. Wilson                           Director
1000 Saint Albans Drive
Raleigh, NC  27609

James W. Zilinski                         Director
700 South Street
Pittsfield, MA  01201

EXECUTIVE OFFICERS
David P. Marks*                           CUNA Mutual Insurance Society
                                          Executive Vice President and Chief Investment Officer

Jeffrey D. Holley*                        CUNA Mutual Insurance Society
                                          Executive Vice President and Chief Finance Officer

David Lundgren*                           CUNA Mutual Insurance Society
                                          Executive Vice President and Chief Administrative Officer

Jeff Post*                                CUNA Mutual Insurance Society
                                          President and Chief Executive Officer

Robert N. Trunzo*                         CUNA Mutual Insurance Society
                                          Executive Vice President and Chief Sales Officer

*    Principal place of business is 5910 Mineral Point Road, Madison, WI 53705.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. By virtue of a merger effective January 1, 2008, CUNA Mutual Life Insurance Company (of Iowa) has merged with and into CUNA Mutual Insurance Society.

                          CUNA Mutual Insurance Society
                    Organizational Chart As Of April 1, 2008

CUNA Mutual Insurance Society
State of domicile: Iowa

CUNA Mutual Insurance Society, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

1. CUNA Mutual Investment Corporation
   State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

          a.   CUMIS Insurance Society, Inc.
               State of domicile: Iowa

                    (1)  CUMIS Specialty Insurance Company, Inc.
                         State of domicile: Iowa

          b.   CUNA Brokerage Services, Inc.
               State of domicile: Wisconsin

          c.   CUNA Mutual General Agency of Texas, Inc.
               State of domicile: Texas

                    (1)  MEMBERS Financial Services, Inc.
                         Ownership: For Regulatory purposes, MEMBERS Financial Services, Inc. is currently owned by two individuals, each owning 50% of the stock.
                         State of domicile: Texas

          d.   MEMBERS Life Insurance Company
               State of domicile: Iowa

          e.   International Commons, Inc.
               State of domicile: Wisconsin

          f.   CUNA Mutual Insurance Agency, Inc.
               State of domicile: Wisconsin

               CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiary:

                    (1)  CUNA Mutual Casualty Insurance Agency of Mississippi,
                         Inc.
                         State of domicile: Mississippi

          g.   Stewart Associates Incorporated
               State of domicile: Wisconsin

          h.   CUNA Mutual Business Services, Inc.
               State of domicile: Wisconsin

          i.   Lending Call Center Services, LLC
               100% ownership by CUNA Mutual Investment Corporation State of Domicile: Delaware

          j.   Lenders Protection, LLC
               State of domicile: Delaware

          k.   Union Charter Holding, LLC
               Domiciled in Delaware

          l.   MEMBERS Capital Advisors, Inc.
               State of Domicile: Iowa
               50% ownership by CUNA Mutual Investment Corporation
               50% ownership by CUNA Mutual Insurance Society
               MEMBERS Capital Advisors, Inc. is the investment adviser of Ultra Series Fund

2.   CUNA Caribbean Insurance Society Limited
     Country of domicile: Trinidad and Tobago

     CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

          a.   CUNA Caribbean Insurance Services Limited
               Country of domicile: Trinidad and Tobago

3.   CUNA Mutual Australia Holding Co. Pty. Ltd.
     Country of domicile: Australia

     CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

          a.   CUNA Mutual Life Australia, Ltd.
               Country of domicile: Australia

4.   CUNA Mutual Group, Limited
     Country of domicile: U.K.

5.   CUNA Mutual Group Holdings Europe, Ltd.
     Country of domicile: Ireland

     CUNA Mutual Group Holdings Europe, Ltd. Is the 100% owner of the following companies:

          a.   CUNA Mutual Group Services (Ireland) Limited
               Country of domicile: Ireland

          b.   CUNA Mutual Life Assurance (Europe), Limited
               Country of domicile: Ireland

          c. CUNA Mutual General Risk Services (Ireland) Limited Country of domicile: Ireland

6. CMG Servicious de Mexico (Limited Liability Company with Variable Capital) Country of domicile: Mexico

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.   The CUMIS Group Limited
     87.4% ownership by CUNA Mutual Insurance Society
     Country of domicile: Canada

     The CUMIS Group Limited is the 100% owner of the following companies:

          a.   CUMIS Life Insurance Company
               Country of domicile: Canada

          b.   CUMIS General Insurance Company
               Country of domicile: Canada

          c.   MemberCARE Financial Services Limited
               Country of domicile: Canada

          d.   MemberCARE Financial Services Partnership
               Country of domicile: Canada

          e.   CUIS Brokerage Services Limited
               Country of domicile: Canada

          f.   WESTCU Insurance Services Limited
               Country of domicile: Westminster, Canada

          The CUMIS Group Limited is the 50% owner of the following company:

          a.   Credential Financial, Inc.
               Country of domicile: Canada

2.   MEMBERS Development Company, LLC
     49% ownership by CUNA Mutual Investment Corporation
     State of Domicile: Wisconsin

     MEMBERS Development Company, LLC owns the Class A shares of the following company:

          a.   Brightleaf Financial Network, LLC
               State of domicile: Wisconsin

3.   MEMBERS Trust Company (MTC)
     17.31% ownership by MEMBERS Development Company
     State of domicile:  Florida

4.   CMG Mortgage Insurance Company
     50% ownership by CUNA Mutual Investment Corporation
     State of domicile:  Wisconsin

5.   CMG Mortgage Assurance Company
     50% ownership by CUNA Mutual Investment Corporation
     State of domicile:  Wisconsin

6.   CMG Mortgage Reinsurance Company
     50% ownership by CUNA Mutual Investment Corporation

     July 26, 1999
     State of domicile:  Wisconsin

7.   Credit Union Service Corporation
     10% ownership by CUNA Mutual Insurance Society
     State of domicile:  Georgia

8.   CUNA Mutual Australia Limited
     100% ownership by CUNA Mutual Australia Holding Company Pty. Limited State of domicile: Australia

     CUNA Mutual Australia Limited is the 100% owner of the following companies:

          a.   CUNA Mutual Insurance Brokers Pty Limited
               Country of domicile: Australia

          b. CUNA Mutual Technology Services Australia Pty Limited Country of domicile: Australia

          c.   CUNA Mutual Insurance Brokers Pty Limited
               Country of domicile: Australia

9.   CUNA Strategic Services, Inc.
     1.4% of ownership by CUNA Mutual Insurance Society
     December 31, 1999

10.  CMIA Wisconsin, Inc.
     May 29, 1998

     CMIA Wisconsin, Inc., is the 100% owner of the following subsidiary:

          a.   League Insurance Agency, Inc.
               State of domicile:  Connecticut

     League Insurance Agency, Inc., is the 100% owner of the following subsidiary:

               (1)  Member Protection Insurance Plans
                    State of domicile: Connecticut

11.  Producers Ag Insurance Group
     State of domicile: Delaware

Partnerships

1.   CM CUSO Limited Partnership, a Washington Partnership
     CUMIS Insurance Society, Inc. - General Partner
     June 14, 1993

2.   The Center for Credit Union Innovation LLC
     33.3% ownership by CUNA Mutual Insurance Society
     33.3% ownership by CUNA & Affiliates
     State of domicile:  Wisconsin

3.   HR Value Group LLC
     40% ownership by CUNA Mutual Investment Corporation
     State of domicile:  Wisconsin

4.   CMG Co-Investment Fund Limited Partner, LLC
     100% ownership by CUNA Mutual Insurance Society
     State of domicile:  Delaware

5.   CMG Co-Investment Fund GP, Inc., General Partner
     100% ownership by CUNA Mutual Investment Corporation
     State of domicile:  Delaware

Affiliated (Nonstock)

1.   CUNA Mutual Group Foundation, Inc.
     Non-profit foundation 501c(3)
     State of domicile:  Wisconsin

ITEM 29. INDEMNIFICATION

     Section 10 of the Amended and Restated Bylaws of the Company and Article XI of the Company's Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of the Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of the Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITER

CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Variable Life Insurance Account and CUNA Mutual Variable Annuity Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

NAME AND PRINCIPAL BUSINESS ADDRESS   POSITIONS AND OFFICE WITH UNDERWRITER
-----------------------------------   ---------------------------------------
Mark E. Backes**                      Director, Vice Chairman & President/CEO

John A. Chosy*                        Assistant Secretary

Steve H. Dowden*                      Director & Chairman

Mark Everson***                       Director

Katherine I. Grete**                  Assistant Treasurer

Timothy Halevan**                     Chief Compliance Officer

David J. Hughes**                     Secretary & Treasurer

Sheila M. Kittleson**                 Assistant Treasurer

Kevin T. Lenz*                        Director

Tracy K. Lien*                        Assistant Secretary

James H. Metz*                        Director

John R. Ridge****                     Director

Steve R. Suleski*                     Vice President

Mark T. Warshauer*                    Director


* The principal business address of these persons is: 5910 Mineral Point Road, Madison, WI 53705.

** The principal business address of these persons is: 2000 Heritage Way, Waverly, IA 50677.

*** The principal business address of this persons is: 14985 Glazier Avenue, Apple Valley, MN 55124-7440.

**** The principal business address of this persons is: 400 North Lakewood
     Parkway, Vernon Hills, IL  60061.

CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 27(3)(a). The Company pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 2007, was $153,252. The contracts provide that the Company performs certain functions on behalf of the distributor. For example, the Company sends confirmation statements to Owners and the Company maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse the Company for the services it performs on behalf of the distributor.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

           (1)                         (2)                  (3)            (4)            (5)
    NAME OF PRINCIPAL           NET UNDERWRITING        COMPENSATION    BROKERAGE
       UNDERWRITER         DISCOUNTS AND COMMISSIONS   ON REDEMPTION   COMMISSIONS   COMPENSATION
------------------------   -------------------------   -------------   -----------   ------------
CUNA Brokerage Services,
           Inc.                     $153,252                 0              0              0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 32. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B.

ITEM 33. FEE REPRESENTATION

     CUNA Mutual Insurance Society represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Insurance Society.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, and State of Wisconsin on this 25 day of April, 2008.

                                       CUNA MUTUAL VARIABLE LIFE INSURANCE
                                       ACCOUNT (REGISTRANT)


                                       By: /s/Jeff Post
                                           -------------------------------------
                                           Jeff Post
                                           President and Chief Executive Officer


                                       CUNA MUTUAL INSURANCE SOCIETY
                                       (DEPOSITOR)


                                       By: /s/Jeff Post
                                           -------------------------------------
                                           Jeff Post
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE AND TITLE                        DATE
---------------------------------------------------   --------------


By: /s/Andrew Michie                                  April 25, 2008
    -----------------------------------------------
    Andrew Michie
    VP - Corporate Controller


By: /s/Jeffrey D. Holley                              April 25, 2008
    -----------------------------------------------
    Jeffrey D. Holley
    Chief Financial Officer


By: /s/Jeff Post                                      April 25, 2008
    -----------------------------------------------
    Jeff Post
    Director, President and Chief Executive Officer



By: /s/ Eldon R. Arnold*                              April 25, 2008
    -----------------------------------------------
    Eldon R. Arnold
    Director


By: /s/ James L. Bryan*                               April 25, 2008
    -----------------------------------------------
    James L. Bryan
    Director


By: /s/ Loretta M. Burd*                              April 25, 2008
    -----------------------------------------------
    Loretta M. Burd
    Director and Chairman of the Board


By: /s/ William B. Eckhardt*                          April 25, 2008
    -----------------------------------------------
    William B. Eckhardt
    Director


By: /s/ Joseph J. Gasper*                             April 25, 2008
    -----------------------------------------------
    Joseph J. Gasper
    Director

By: /s/ Bert J. Hash, Jr.*                            April 25, 2008
    -----------------------------------------------
    Bert J. Hash, Jr.
    Director


By: /s/ Victoria W. Miller*                           April 25, 2008
    -----------------------------------------------
    Victoria W. Miller
    Director


By: /s/ C. Alan Peppers*                              April 25, 2008
    -----------------------------------------------
    C. Alan Peppers
    Director and Vice Chairman of the Board


By: /s/ Neil A. Springer*                             April 25, 2008
    -----------------------------------------------
    Neil A. Springer
    Director



By: /s/ Farouk D. G. Wang*                            April 25, 2008
    -----------------------------------------------
    Farouk D. G. Wang
    Director


By: /s/ Larry T. Wilson*                              April 25, 2008
    -----------------------------------------------
    Larry T. Wilson
    Director


By: /s/ James W. Zilinski*                            April 25, 2008
    -----------------------------------------------
    James W. Zilinski
    Director


* Signed pursuant to Power of Attorney dated February 23, 2008, filed electronically with the Registration Statement on April 25, 2008.


By: /s/Pamela M. Krill
    ----------------------------------
    Pamela M. Krill
    Associate General Counsel

                                  EXHIBIT INDEX

10.d)i   Services Agreement between Pitney Bowes Management Services, Inc. and
         CUNA Mutual Insurance Society effective May 16, 2006.

11.(b)   Legal Opinion.

17.      Issuance, Transfer and Redemption Procedures (Form 5202) Issued by CUNA
         Mutual Insurance Society dated March, 2008.

18.      i)   Deloitte & Touche LLP Consent
         ii)  KPMG Consent
         iii) Ernst & Young LLP Consent

19.      Powers of Attorney